UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Support.com, Inc.
(Name of Registrant as Specified In Its Charter)

n/a
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SUPPORT.COM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 5, 2020

Dear Stockholder:

We cordially invite you to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Support.com, Inc. (“Support.com”, the “Company”, “we” or “our”) which will be held on Friday, June 5, 2020 at 8:00 a.m., Pacific Time, at our offices located at 1200 Crossman Ave., Suite 210, Sunnyvale, California 94089.

We are holding the meeting for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1. To elect 4 directors to serve on the Board of Directors (the “Board”) until the 2021 annual meeting of stockholders, and thereafter until their successors are elected and qualified;

2. To approve, on an advisory basis, the Company’s named executive officer compensation programs and practices as described in this Proxy Statement;

3. To ratify the appointment of Plante & Moran PLLC (“Plante & Moran”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

4. To ratify the Company’s Section 382 Tax Benefits Preservation Plan as described in this Proxy Statement;

5. To approve the Company’s Amended and Restated 2011 Employee Stock Purchase Plan as described in this Proxy Statement;

6. To approve the Company’s Third Amended and Restated 2010 Equity and Performance Incentive Plan as described in this Proxy Statement; and

7. To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Only stockholders of record as of the close of business on April 9, 2020 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at our offices located at 1200 Crossman Ave., Suite 210, Sunnyvale, California 94089 for 10 days before the meeting. Any stockholder of record in attendance at the Annual Meeting and entitled to vote may do so in person, even if such stockholder returned a proxy.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”). The Internet Availability Notice contains instructions on how to access those documents over the Internet. The Internet Availability Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2019 Annual Report and a form of proxy card or voting instruction card, as applicable. We believe that this process will reduce the costs of printing and distributing our proxy materials and also provides other benefits.

We intend to hold our Annual Meeting in person. However, we are actively monitoring the circumstances surrounding the coronavirus (COVID-19) crisis and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose.

In the event it is not possible or advisable to hold our Annual Meeting in-person, we will publicly announce a determination to hold a Virtual Annual Meeting by filing Definitive Additional Materials with the SEC along with notice of the change(s) to the Annual Meeting, and in a press release available at https://corporate.support.com/about-us/news/ as soon as practicable before the Annual Meeting. In the event the Annual Meeting is conducted virtually, it will be held at the same time and on the same date as indicated above, via a live audio webcast. You or your proxyholder will be able to participate, vote and examine our list of stockholders at a Virtual Annual Meeting in the event that the Annual Meeting is not held in-person.

YOUR VOTE IS VERY IMPORTANT. You are encouraged to vote by following the instructions included in this proxy statement or by following the instructions detailed in the Internet Availability Notice, as applicable. If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy or voted by telephone or the Internet.

Sincerely,

/s/ Joshua E. Schechter Joshua E. Schechter Chairman of the Board

Wilmington, Delaware
April 24, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 5, 2020

The Notice of Internet Availability of Proxy Materials, Proxy Statement and 2019 Annual Report on Form 10-K are available at https://corporate.support.com/about-us/investor-relations/sec-filings/ and www.proxyvote.com.

TABLE OF CONTENTS

PROXY STATEMENT FOR 2020 ANNUAL MEETING OF STOCKHOLDERS	1
STOCKHOLDER MATTERS	4
Stockholder Communications with our Board	4
Stockholder Proposals	4
CORPORATE GOVERNANCE	5
Corporate Governance Guidelines	5
Code of Ethics	5
Director Independence	5
Board Leadership and Risk Oversight	5
Executive Sessions	6
Committees of the Board of Directors	6
Director Qualifications	7
Director Nominations	8
Compensation Committee Interlocks and Insider Participation	8
Section 16(a) Beneficial Ownership Compliance	8
Certain Relationships and Related-Party Transactions	8
DIRECTOR COMPENSATION	8
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9
PROPOSAL NO. 1: ELECTION OF DIRECTORS	10
BOARD OF DIRECTORS AND NOMINEES	10
EXECUTIVE COMPENSATION AND RELATED INFORMATION	11
Executive Officers	11
Compensation Committee Report	11
Compensation-Related Risk Analysis	11
COMPENSATION DISCUSSION AND ANALYSIS	11
2019 Business Highlights	12
Consideration of 2019 Say-on-Pay Voting Results	12
Executive Compensation Philosophy and Objectives	12
Consultants and Peer Group Analysis	12
The Role of Management in Compensation Decisions	12
Analysis of 2019 Executive Compensation and Actions	13
Tax Implications of Compensation Policies	14
Employment Arrangements, Termination of Employment Arrangements and Change of Control Arrangements	15
2019 Summary Compensation Table	15
2019 Grants of Plan-Based Awards Table	16
Outstanding Equity Awards at 2019 Fiscal Year-End Table	16
2019 Option Exercises and Stock Vested	17
Pension Benefits and Nonqualified Deferred Compensation	17
Potential Payments Upon Termination or Change-in-Control	17
Pay Ratio Disclosure	18
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	18
PROPOSAL NO. 2: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION	19
PROPOSAL NO. 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
PROPOSAL NO. 4: ADVISORY APPROVAL OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN	21
PROPOSAL NO. 5: APPROVAL OF THE AMENDED AND RESTATED 2011 EMPLOYEE STOCK PURCHASE PLAN	26
PROPOSAL NO. 6: APPROVAL OF THE THIRD AMENDED AND RESTATED 2010 EQUITY AND PERFORMANCE INCENTIVE PLAN	29

SUPPORT.COM, INC.
1521 Concord Pike (US 202), Suite 301, Wilmington, DE 19803

PROXY STATEMENT FOR
2020 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 5, 2020 at 1200 Crossman Ave., Suite 210, Sunnyvale, California 94089 at 8:00 a.m. Pacific Time

General

The Board of Directors (the “Board”) of Support.com, Inc. (“Support.com,” “the Company,” “we” or “our”) is soliciting proxies for the 2020 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held, in-person at our offices at 1200 Crossman Ave., Suite 210, Sunnyvale, California 94089, on Friday, June 5, 2020, at 8:00 a.m., Pacific Time, and at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

We intend to hold our Annual Meeting in person. However, we are actively monitoring the circumstances surrounding the coronavirus (COVID-19) crisis and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose.

In the event it is not possible or advisable to hold our Annual Meeting in-person, we will publicly announce a determination to hold a Virtual Annual Meeting by filing Definitive Additional Materials with the SEC along with notice of the change(s) to the Annual Meeting, and in a press release available at https://corporate.support.com/about-us/news/ as soon as practicable before the Annual Meeting. In the event the Annual Meeting is conducted virtually, it will be held at the same time and on the same date as indicated above, via a live audio webcast. You or your proxyholder will be able to participate, vote and examine our list of stockholders at a Virtual Annual in the event the Annual Meeting is not held in person. The Company intends to commence mailing to all stockholders of record entitled to vote at the Annual Meeting the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) on or about April 24, 2020.

Our principal executive offices are located at the address listed at the top of the page, and the telephone number is (650) 556-9440. We also have offices at 1200 Crossman Ave., Suite 210, Sunnyvale, CA 94089.

Record Date, Voting and Quorum

Our Board fixed the close of business on April 9, 2020 as the Record Date for the determination of holders of our outstanding shares entitled to notice of, and to vote on, all matters presented at the Annual Meeting. Such stockholders will be entitled to one vote for each share held on each matter submitted to a vote at the Annual Meeting. As of the Record Date, there were approximately 19,053,854 shares of the Company’s common stock (“Common Stock”) issued and outstanding.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR” or “AGAINST” a proposal or marked “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting. Broker “non-votes” are also included for purposes of determining whether a quorum of shares of Common Stock is present at the Annual Meeting. Applicable rules permit brokers to vote shares of Common Stock held in street name on routine matters when the brokers have not received voting instructions from the beneficial owner on how to vote those shares. Brokers may not vote shares held in street name on non-routine matters unless they have received voting instructions from the beneficial owners on how to vote those shares. A broker “non-vote” occurs when a nominee holding shares of Common Stock for the beneficial owner does not vote on a particular non-routine matter because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Required Vote

On all matters, each share of Common Stock held on the Record Date has one vote.

Proposal No. 1: Directors are elected by a plurality vote. Therefore, the nominees for the four (4) director seats who receive the largest number of votes cast “FOR” their election are elected as directors. As a result, any shares not voted ‘‘FOR” a particular nominee (whether as a result of “withhold” votes or broker “non-votes”) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote ‘‘FOR” or ‘‘WITHHOLD” on each of the nominees for election as a director.

Proposal No. 2: The proposal to approve, on an advisory and non-binding basis, the Company’s named executive officer compensation requires the affirmative vote of the holders of a majority of the shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal No. 2 for it to be approved). Broker “non-votes” are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 2. Abstentions will have the effect of votes “AGAINST” Proposal No. 2. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal No. 2.

Proposal No. 3: The proposal to ratify the appointment of Plante & Moran PLLC (“Plante & Moran”), as our independent registered public accounting firm for fiscal year 2020 requires the affirmative vote of the holders of a majority of the shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal No. 3 for it to be approved). Broker “non-votes” are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 3. Abstentions will have the effect of votes “AGAINST” Proposal No. 3. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal No. 3.

Proposal No. 4: The proposal to ratify the Section 382 Tax Benefits Preservation Plan requires the affirmative vote of the holders of a majority of the shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal No. 4 for it to be approved). Broker “non-votes” are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 4. Abstentions will have the effect of votes “AGAINST” Proposal No. 4. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal No. 4.

Proposal No. 5: The proposal to approve the Amended and Restated 2011 Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal No. 5 for it to be approved). Broker “non-votes” are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 5. Abstentions will have the effect of votes “AGAINST” Proposal No. 5. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal No. 5.

Proposal No. 6: The proposal to adopt and approve the Third Amended and Restated 2010 Equity and Performance Incentive Plan requires the affirmative vote of the holders of a majority of the shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters will (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” the Proposal No. 6 for it to be approved). Broker “non-votes” are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 6. Abstentions will have the effect of votes “AGAINST” Proposal No. 6. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal No. 6.

Voting

Stockholders who have their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy from the record holder to vote their shares at the Annual Meeting. Stockholders who have their shares in street name are also welcome to attend the Annual Meeting, however, because such stockholders are not the stockholder of record, they may not vote their shares at the Annual Meeting unless they request and obtain a valid proxy (sometimes referred to as a “legal proxy”) from their broker or other nominee who is the record holder.

Stockholders of record may vote their shares by:

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By attending the Annual Meeting and voting their shares of Common Stock in person;

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By MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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By INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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By PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

Our Board is asking you to give your proxy to Richard Bloom, our President and Chief Executive Officer or to Olivia F. Mirzoyev, SVP for Business Affairs and General Counsel. Giving your proxy to Mr. Bloom or to Ms. Mirzoyev means that you authorize Mr. Bloom or Ms. Mirzoyev to vote your shares at the Annual Meeting in accordance with your instructions. You may vote “FOR” or “AGAINST” the proposals, or abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted (i) “FOR” the proposal to elect Richard Bloom, Brian Kelley, Bradley Radoff, and Joshua Schechter to the Board until our 2021 annual meeting of stockholders and thereafter until their successors are elected and qualified, (ii) “FOR” the proposal to approve, on an advisory basis, the Company’s named executive officer compensation (“Say on Pay”), (iii) “FOR” the proposal to ratify Plante & Moran as the Company’s independent registered public accounting firm for fiscal year 2020, (iv) “FOR” the proposal to ratify the Company’s Section 382 Tax Benefits Preservation Plan, (v) “FOR” the proposal to approve the Amended and Restated 2011 Employee Stock Purchase Plan, (vi)”FOR” the proposal to approve and adopt the Third Amended and Restated 2010 Equity and Performance Incentive Plan, and (vii) as the proxy holders may determine in their discretion with respect to any amendments or variations to these matters and any other matters that properly come before the Annual Meeting.

Revocability of Proxies

A stockholder of record giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by:

●      delivering to our principal offices (Attention: Investor Relations) a written instrument that revokes the proxy;

●      submitting another properly completed proxy with a later date; or

●      attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to any other matters that may properly come before the Annual Meeting. As of the date of this Proxy Statement, management knows of no such matters expected to come before the Annual Meeting that are not referred to in the accompanying Notice of Annual Meeting.

Attendance at the Annual Meeting

Only holders of shares of outstanding Common Stock as of the Record Date, their proxy holders, and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and photo identification to the Annual Meeting. For example, you could bring an account statement showing that you beneficially owned shares of Common Stock as of the Record Date as acceptable proof of ownership. You must also contact your broker and follow its instructions in order to vote your shares at the Annual Meeting. If you hold your shares through a broker, you may not vote your shares at the Annual Meeting unless you have first followed the procedures outlined by your broker.

Solicitation of Proxies

In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, other electronic means or in person. These people will not receive compensation for their services, but we will reimburse them for their out-of-pocket expenses. We will bear the cost of printing and mailing proxy materials (as applicable), including the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of Common Stock.

Other Business

We are not currently aware of any business to be acted on at the Annual Meeting other than the matters discussed in this Proxy Statement. Under our amended and restated bylaws, business transacted at the Annual Meeting is limited to matters specified in the Notice of Annual Meeting (which is provided at the beginning of this Proxy Statement) or otherwise properly brought before the meeting by the Board or by a stockholder. If other matters properly come before the Annual Meeting, such as procedural matters incidental to the conduct of the Annual Meeting, or at any adjournment of the Annual Meeting, we intend that shares of outstanding Common Stock represented by properly submitted proxies will be voted by and at the discretion of the persons named as proxies on the proxy card.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY, OR VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD. BY RETURNING YOUR PROXY CARD OR VOTING BY PHONE OR THE INTERNET PROMPTLY, YOU CAN HELP US AVOID ADDITIONAL EXPENSES REQUIRED TO ENSURE A QUORUM IS PRESENT AT THE ANNUAL MEETING. STOCKHOLDERS OF RECORD WHO ATTEND THE ANNUAL MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR SHARES IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. A single set of proxy materials and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department. The Company undertakes to deliver promptly to a stockholder upon such written or oral request a separate set of proxy materials and annual report. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

STOCKHOLDER MATTERS

Stockholder Communications with our Board

Our Board believes it is in the best interest of the Company and our stockholders to maintain a policy of open communication between our stockholders and the Board. Accordingly, our Board has adopted the following procedures for stockholders who wish to communicate with the Board:

Stockholders who wish to communicate with the Board or with specified directors should do so by sending any communication to The Board of Directors, c/o Investor Relations, Support.com, Inc., at 1200 Crossman Ave., Suite 210, Sunnyvale, California 94089, or at 1521 Concord Pike (US 202), Suite 301, Wilmington, DE 19803; or by sending an e-mail to IR@support.com.

Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Investor Relations department will forward such communication to the full Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Investor Relations department (after consultation with the Company’s legal department, if appropriate) shall have the authority to discard the communication or take appropriate legal action regarding the communication.

Stockholder Proposals

Pursuant to Rule 14a-8 of the Exchange Act, any proposal that a stockholder intends to present at the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), for inclusion in the proxy statement for the 2021 Annual Meeting, must be submitted to the attention of the Corporate Secretary at our offices, located at 1200 Crossman Ave., Suite 210, Sunnyvale, CA 94089, no later than December 25, 2020. In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. In addition, our Amended and Restated Bylaws require that we be given advance written notice for nominations for election to our Board and of other business that stockholders wish to present for consideration at an annual meeting of stockholders (other than those proposals of business intended to be included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act). The required notice must be delivered by the stockholder and received by our Corporate Secretary at our offices, located at 1200 Crossman Ave., Suite 210, Sunnyvale, CA 94089, and must otherwise meet the requirements set forth in our Amended and Restated Bylaws. The required notice must be made in writing and delivered or mailed by first class United States mail, postage prepaid, to our Corporate Secretary at our principal offices, and received not later than the close of business on April 6, 2021 but not before March 7, 2021, which is not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the first anniversary of the Annual Meeting. However, in the event the 2021 Annual Meeting is scheduled to be held on a date before May 7, 2021, or after August 5, 2021, which are dates thirty (30) calendar days before or sixty (60) calendar days after the first anniversary of the Annual Meeting, then such advance notice must be received by us not later than the close of business on the later of (1) the close of business on the sixtieth (60th) calendar day prior to the 2021 Annual Meeting or (2) the close of business on the 10th calendar day following the day on which public disclosure of the date of the 2021 Annual Meeting is made, whichever first occurs (or if that day is not a business day for the Company, on the next succeeding business day). For each matter the stockholder proposes to bring before the 2021 Annual Meeting, the stockholder’s notice to our corporate secretary must include specific information called for in our Amended and Restated Bylaws.

If a stockholder who wishes to present a proposal before the 2021 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required date, the proxies that our Board solicits for the 2021 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the Securities and Exchange Commission’s (the “SEC”) proxy rules, including Rule 14a-4(c) of the Exchange Act.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board is committed to sound and effective corporate governance practices designed to serve the best interests of the Company and our stockholders. These governance principles and procedures are reflected in our Corporate Governance Guidelines (the “Guidelines”). Among other matters, the Guidelines address the composition of the Board, Board operations, director qualifications and independence, director responsibilities, Board committees, Board and management evaluation, and management succession planning. The Guidelines are available on our website at:

https://corporate.support.com/pdf/Corporate_Governance_Guidelines.pdf

Copies of the Guidelines are also available in print upon written request to Support.com, Inc., Attention: Corporate Secretary, 1200 Crossman Ave., Suite 210, Sunnyvale, California 94089.

Stock Ownership Guidelines

To further align the interests of our executive officers and non-employee directors with the interests of the Company’s stockholders, the Board has determined that such persons should hold shares of the Company’s Common Stock that have a fair market value commensurate with their respective roles with the Company. These guidelines ensure that all executive officers and non-employee directors have a significant personal investment in the Company through their ownership of shares in the Company. Our stock ownership guidelines are applicable to all executive officers who are required to file reports pursuant to Section 16 of the Exchange Act and require the following levels of stock ownership as a multiple of the individual’s respective base salary: Chief Executive Officer: 3X, Chief Financial Officer: 3X, and our other executive officers: 2X. Our stock ownership guidelines are also applicable to all non-employee directors and require that such persons own shares of Common Stock of the Company in an amount no less than three (3) times their annual cash retainer for their director service.

Code of Ethics

Integrity is one of our core values. The Board has adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) applicable to our employees, officers and directors. The Code of Ethics is designed to deter wrongdoing and to promote honest and ethical conduct. The Code of Ethics includes standards designed to ensure full, accurate, and timely disclosure in reports filed with the SEC, promote compliance with laws, eliminate or properly manage conflicts of interest, encourage prompt internal reporting of violations of the Code of Ethics, and ensure accountability for the adherence to the Code of Ethics. The Code of Ethics is available on our website at:

https://corporate.support.com/pdf/Code-of-Ethics-and-Business-Conduct.pdf

Copies of the Code of Ethics are also available in print upon written request to Support.com, Inc., Attention: Corporate Secretary, 1200 Crossman Ave., Suite 210, Sunnyvale, California 94089.

Director Independence

It is our policy that a majority of our directors be independent. The Board has determined that three of our four directors are independent, namely Brian Kelley, Bradley Radoff, and Joshua Schechter, based on the listing standards of the NASDAQ Capital Market (“Nasdaq”) and applicable laws and regulations. Our Board has also determined that the only director who is standing for election to the Board and is not independent is Richard Bloom, who is the Company’s President and Chief Executive Officer.

Board Leadership and Risk Oversight

The Board has determined that having an independent director serve as Chairman of the Board is in the best interest of stockholders at this time. As a result, positions of Chairman of the Board and Chief Executive Officer are generally not held by the same person. This structure promotes active participation of the independent directors in setting agendas and establishing priorities for the work of the Board. While the Board believes its current leadership structure is appropriate at this time, the Board may determine in the future that the positions of Chairman of the Board and Chief Executive Officer should be held by the same individual on a regular basis.

The Board is primarily responsible for the oversight of risks that could affect the Company. This oversight is conducted in part through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility by requiring each committee chairman to regularly report to the Board regarding the committee’s considerations and actions, and by requiring officers responsible for the oversight of particular risks within the Company to report on a regular basis as well.

In addition to regular required reporting from committees and officers, the Board also consults with third-party advisors in order to maintain oversight of risks that could affect the Company, including reviews with the Company’s independent registered public accounting firm and compliance experts for internal controls and tax, as well as outside counsel, independent compensation consultants, insurance brokers and others. These advisors are consulted on a periodic basis and as particular issues arise in order to provide the Board with the benefit of independent expert advice and insights on risk-related matters.

The Board conducts regularly scheduled meetings throughout the year, and also acts at special meetings and by unanimous written consent, as may be appropriate. During 2019, the Board held eighteen (18) meetings. During their respective terms, all directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which such directors served in 2019. Director attendance at the Company’s Annual Meeting is encouraged but not required. All directors attended the 2019 Annual Meeting of stockholders.

Executive Sessions

Our independent directors meet at least four times per year in executive session without management or non-independent directors present.

Committees of the Board of Directors

Our Board delegates certain responsibilities to committees of independent directors. The Board has a standing Nominating and Corporate Governance Committee, Compensation Committee, and Audit Committee. Members of these committees are selected by the Board upon the recommendation of the Nominating and Corporate Governance Committee. The charter of each of these standing Board committees is available through our website at:

https://corporate.support.com/about-us/investor-relations/corporate-governance/

Committee charters are also available in print upon written request to Support.com, Inc., Attention: Corporate Secretary, 1200 Crossman Ave., Suite 210, Sunnyvale, California 94089.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s primary functions are to seek and recommend to the Board qualified candidates for election or appointment to the Board; formulate and recommend Corporate Governance Guidelines and the Code of Ethics and Business Conduct; and to oversee matters of corporate governance, including the evaluation of the Board’s performance and processes and assignment of members to committees established by the Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. Such nominations should be directed to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, at our offices at: 1200 Crossman Ave., Suite 210, Sunnyvale, California 94089. See “CORPORATE GOVERNANCE – Director Nominations” below for a description of the director nominee identification and evaluation process. See “CORPORATE GOVERNANCE – Director Qualifications” below for a description of the minimum qualifications that a director nominee should possess.

During 2019, the members of the Nominating and Corporate Governance Committee were Brian Kelley, Joshua Schechter, Bradley Radoff and Eric Singer. Mr. Singer served as Chairperson of the Nominating and Corporate Governance Committee throughout 2019 until his resignation on March 4, 2019. On March 4, 2019, Mr. Singer resigned as a member of the Board of Directors and as a member of all committees of the Board on which he served, including the Nominating and Corporate Governance Committee. On March 6, 2019, the Board appointed Mr. Kelley to fill the vacancy created by Mr. Singer’s resignation and appointed Mr. Schechter as the Chairman of the Nominating and Corporate Governance Committee. The Board has determined that all members of the Nominating and Corporate Governance Committee meet the independence criteria set forth in the applicable Nasdaq listing standards. The Nominating and Corporate Governance Committee held five (5) meetings during 2019.

Compensation Committee

Our Compensation Committee’s principal responsibilities are to determine all compensation of the Company’s Chief Executive Officer and other officers who are reporting persons under Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder (“Section 16 Officers”); act as plan administrator for our equity incentive plans; review the annual performance of the Chief Executive Officer; establish the terms and conditions of employment of the Chief Executive Office and other officers; prepare the annual report on executive compensation for inclusion in the Company’s annual proxy; review the Company’s and provide guidance to the Chief Executive Officer for the annual performance appraisals of other Section 16 Officers. The Compensation Committee may, by resolution passed by a majority of the members of the Compensation Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Compensation Committee and having powers as delegated by the resolutions of the Compensation Committee, but only to the extent permitted by applicable law or listing standard. Further, the Compensation Committee may delegate to the Company’s Chief Executive Officer the authority to make grants of equity awards under the Company’s stock plans to employees of the Company or any subsidiary thereof who are not members of the Board, the Chief Executive Officer or other Section 16 Officers. See “COMPENSATION DISCUSSION AND ANALYSIS – Consultants and Peer Group Analysis” and COMPENSATION DISCUSSION AND ANALYSIS – The Role of Management in Compensation Decisions” for a discussion of the Compensation Committee’s process for the consideration and determination of compensation and the role of the executive officers in compensation decision.

During 2019, the members of the Compensation Committee were Joshua Schechter, Bradley Radoff, Brian Kelley, and Eric Singer. On March 4, 2019, Mr. Singer resigned as a member of the Board of Directors and as a member of all committees of the Board on which he served, including the Compensation Committee. On March 6, 2019, the Board appointed Mr. Schechter to fill the vacancy created on the Compensation Committee as a result of Mr. Singer’s resignation and further, appointed Mr. Kelley as the Chairman of the Compensation Committee. The Board has determined that all members of the Compensation Committee meet the independence criteria set forth in the applicable Nasdaq listing standards and the SEC for Compensation Committee membership. The Compensation Committee held four (4) meetings during 2019.

Audit Committee

The Audit Committee assists the Board in its general oversight of our financial reporting, internal controls and audit functions, and is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee’s primary functions are to approve the provision of all auditing services and to approve the terms and fees of all non-audit services provided by the independent registered public accounting firm; meet and consult with the independent registered public accounting firm; advise and assist the Board in evaluating the independent registered public accounting firm; reviewing the accounting principles and auditing practices and procedures to be used for our financial statements and related disclosures; review the Company’s consolidated financial statements to be included in filings with the SEC; preparing the audit committee report to be included in our annual proxy statement as required by the SEC; supervise the Ethics Committee’s review of related party transactions; and establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

During 2019, the members of the Audit Committee were Brian Kelley, Joshua Schechter, Bradley Radoff and Eric Singer. On March 4, 2019, Mr. Singer resigned as a member of the Board of Directors and as a member of all committees of the Board on which he served, including the Audit Committee. On March 6, 2019, the Board appointed Mr. Radoff to fill the vacancy created on this committee as a result of Mr. Singer’s resignation. The Board has determined that (i) all members of the Audit Committee meet the independence criteria set forth in the applicable Nasdaq listing standards and the SEC for Audit Committee membership; (ii) Mr. Kelley is a financial expert as defined under the SEC rules; and (iii) each member of the Audit Committee is financially literate and has the requisite financial sophistication as required by the applicable Nasdaq listing standards. The Audit Committee held six (6) meetings during 2019. The Board appointed Mr. Kelley as the Chairman of the Audit Committee.

Additional information regarding the Audit Committee is included in the “Report of the Audit Committee of the Board of Directors” below.

Director Qualifications

The primary qualifications for service on the Board are a distinguished record of leadership and success, and an ability to make substantial contributions to the Board and Support.com. The Nominating and Corporate Governance Committee periodically reviews with the Board the appropriate skills and characteristics required of Board members, and will continue to do so as the Company and its needs continue to change as the Board pursues its various strategic initiatives for driving stockholder value creation.

Additionally, the Nominating and Corporate Governance Committee has determined that it will consider a number of other factors, skills and characteristics in evaluating candidates for the Board, such as:

●
The candidate’s ability to comprehend our strategic goals and to help guide us towards the accomplishment of those goals;

●
The candidate’s history of conducting his/her personal and professional affairs with the utmost integrity and observing the highest standards of values, character and ethics;

●
The candidate’s time availability for in-person participation at board of directors and committee meetings;

●
The candidate’s judgment and business experience with related businesses or other organizations of comparable size;

●
The knowledge and skills the candidate would add to the board of directors and its committees, including the candidate’s knowledge of the SEC and Nasdaq regulations, and accounting and financial reporting requirements;

●
The candidate’s ability to satisfy the criteria for independence established by the SEC and Nasdaq;

●
The candidate’s business management and leadership experience;

●
The overall financial acumen of the candidate;

●
The candidate’s technical knowledge;

●
The candidate’s industry knowledge;

●
The functional experience of the candidate;

●
The risk management experience of the candidate;

●
The gender and cultural diversity of the candidate;

●
The makeup, skills and experience of the board as a whole; and

●
The interplay of the candidate’s experience with the experience of other board members.

Further, the Board believes that it should be a diverse body. Accordingly, specific consideration is given to, among other things, diversity of background and the experience a candidate would bring to the Board, as stated in the Guidelines. The Board defines “diversity” broadly for this purpose to include both professional and personal backgrounds, skills sets and business perspectives, as well as in terms of the Company’s standing policies promoting diversity and non-discrimination based on factors such as race, color, national origin, religion, sexual orientation and gender.

Director Nominations

The Nominating and Corporate Governance Committee considers and recommends candidates for Board membership. Candidates may be suggested by Board members, management, or our stockholders. The Nominating and Corporate Governance Committee also has, on occasion, retained third-party executive search firms to identify independent director candidates. After completing an evaluation and review of a director candidate, the Nominating and Corporate Governance Committee makes a recommendation to the full Board, and the Board determines whether the candidate should be nominated as a director.

Compensation Committee Interlocks and Insider Participation

None of the Company’s named executive officers serves, nor at any time during 2019 served, as a member of the board or compensation committee of any other entity whose executive officer(s) serve as a member of the Company’s Board or Compensation Committee.

Certain Relationships and Related-Party Transactions

We have a process for review and approval of any relationships and transactions in which we and our directors, officers, 5% stockholders or their immediate family members (“Related Persons”) are participants to determine whether those Related Persons may have a direct or indirect material interest. We collect and update information about the affiliations of our Section 16 Officers and directors annually though Director & Officer Questionnaires and we maintain and use a list of known related parties to identify any transactions with Related Persons. In addition, at the close of each fiscal quarter we survey our Finance, Legal and executive staff for knowledge of transactions with Related Persons. Our Ethics Committee reviews any such related party transactions under the supervision of the Audit Committee. Our Ethics Committee is comprised of our General Counsel and our Principal Financial Officer and operates as described in the Code of Ethics.

There have been no related-party transactions since the beginning of fiscal 2019, and there are no currently proposed transactions, in either case in which (a) Support.com was a participant, (b) the amount involved exceeded the lesser of (i) $120,000 or (ii) (1%) one percent of the average of the Company’s total assets for fiscal years 2018 and 2019, and (c) any Related Person had a direct or indirect material interest.

Anti-Hedging Policy

In accordance with our insider trading policy, we do not permit any directors or employees, including the executive officers, to trade in any interest or position relating to the future price of Support.com securities, such as short-sales, market options, or other transactions on derivatives of our securities.

Anti-Pledging Policy

In accordance with our insider trading policy, we do not permit any directors or executive officers to enter into any new pledge or margin arrangements that use our Company’s stock as collateral for a loan or other purposes, except with the prior approval of the Nominating and Corporate Governance Committee based on the demonstrated financial ability of such director or executive officer.

DIRECTOR COMPENSATION

We compensate our independent, non-employee directors for serving on our Board. We did not pay Mr. Bloom, a Company employee, any additional cash compensation for serving on our Board in addition to his compensation as an employee. Our Board reviews from time to time the compensation we pay to our non-employee directors and recommends, as appropriate, adjustments to such compensation. The compensation we pay to our non-employee directors consists of two components: equity and a cash retainer.

Equity. Each continuing non-employee director receives an annual grant of restricted stock units (“RSUs”) under our 2010 Stock Plan. The total number of shares of Common Stock subject to each director RSU grant is equal to $50,000 divided by the closing price of a share of Common Stock on Nasdaq on the date of grant, rounded down to the next full share, or such other amount as may be determined by the Board at the time of the grant. RSUs granted to non-employee directors vest on the one-year anniversary of the date of grant. All equity grants to non-employee directors vest in accordance with the terms of the agreement upon a change of control in conjunction with certain terminations of service.

In 2019, the annual grant of RSUs to our non-employee directors resulted in a grant of 31,447 RSUs. In connection with the special cash distribution that we paid to all stockholders on December 26, 2019, the outstanding RSUs held by directors were proportionately adjusted to a total of 60,837 RSUs. For more information about the special cash distribution and the proportionate adjustments to outstanding equity awards, see “Compensation Discussion & Analysis - Long-Term Equity Awards” below.

Cash Retainer. We pay non-employee directors an annual retainer of $30,000 for serving as a director. We pay additional annual retainers of $16,250, $15,000, $10,000, and $7,500 to the chairman of each of the Board, the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, respectively; and $7,000, $5,000, and $2,800 to each non-chair member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, respectively. The cash retainers are paid quarterly.

The following table sets forth a summary of the compensation paid to our non-employee directors for service in 2019. The compensation we paid to Mr. Bloom for service as an employee director in 2019 is included in the 2019 Summary Compensation Table showing the compensation for our named executive officers. While serving as an employee director, Mr. Bloom received no additional compensation in 2019 in respect of his service as a member of our Board.

2019 DIRECTOR COMPENSATION

	Fees Earned or	Option	RSU
Name	Paid in Cash	Awards (1)	Awards (2)	Total
Brian J. Kelley	$55,625	-	$50,000	$105,625
Bradley L. Radoff	$43,050	-	$50,000	$93,050
Joshua Schechter	$63,550	-	$50,000	$113,550
Eric Singer (3)	$9,386	-	$0(4)	$9,386

(1)
There were no options granted to non-employee directors in 2019.

(2)
These amounts represent the aggregate grant date fair value computed in accordance with Accounting Standard Codification (“ASC”) Topic 718, Compensation – Stock Compensation, of the non-employee directors’ RSU awards in fiscal 2019, excluding the effect of certain forfeiture assumptions. See Note 1 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for details as to the assumptions used to determine the aggregate grant date fair values of the RSU awards. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. As of December 31, 2019, our non-employee directors held no options to purchase shares of Common Stock; and unvested RSUs that had been granted by us as director compensation representing the following number of shares of Common Stock (as adjusted in connection with the special cash distribution that we paid to all stockholders on December 26, 2019): Mr. Kelley, 60,837 RSUs; Mr. Schechter, 60,837 RSUs; and Mr. Radoff, 60,837 RSUs. Mr. Bloom, our employee director, also received an award of 60,837 RSUs in 2019, as adjusted in connection with the special cash distribution that we paid to all stockholders on December 29, 2019.

(3)
Mr. Singer was a member of the Board from June 24, 2016 until his resignation as a director on March 4, 2019.

(4)
The RSUs granted to Mr. Singer for service in 2019 were cancelled upon his resignation effective March 4, 2019.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 9, 2020 with respect to the beneficial ownership of shares of Common Stock (as adjusted to reflect the reverse stock split on January 20, 2017 and the special cash distribution on December 26, 2019) by: (i) each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock; (ii) each of the Company’s named executive officers listed in the Summary Compensation Table under the section entitled “Executive Compensation”; (iii) each of our directors; and (iv) all directors and named executive officers of the Company as a group. On April 9, 2020, 19,053,854 shares of Common Stock were issued and outstanding. Ownership information is based on information furnished by the respective individuals or entities, as the case may be.

	Shares of
	Common Stock	Percent of
	Beneficially	Common Stock
Name of Beneficial Owner	Owned (1)	Outstanding (1)
5% or More Stockholders:
BLR Partners LP (2)	1,301,874	6.87%
BML Investment Partners, L.P. (3)	1,197,644	6.29%
Renaissance Technologies LLC (4)	1,026,536	5.39%
Directors and Named Executive Officers (5):
Richard Bloom (6)	1,304,652	6.85%
Joshua Schechter	90,986	*
Brian Kelley	57,653	*
Bradley Radoff (7)	1,651,193	8.61%
All directors and named executive officers as a group (8)	3,104,484	16.29%

*
Represents holdings of less than 1%.

(1)
To our knowledge, the persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the other notes to this table. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire through June 8, 2020 (within 60 days after April 9, 2020) through the exercise of any stock options or through the vesting of RSUs payable in shares. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Vested stock options subject to unmet market conditions are not included in these totals.

(2)
Based solely on information reported on a Schedule 13D/A filed with the SEC on June 27, 2016. Consists of Common Stock beneficially owned directly by BLR Partners LP. BLR Partners LP reported sole voting power and sole dispositive power of 1,301,874 shares of Common Stock. BLRPart GP, as the general partner of BLR Partners, may be deemed the beneficial owner of the shares of Common Stock beneficially owned by BLR Partners. BLRGP, as the general partner of BLRPart GP, may be deemed the beneficial owner of the shares of Common Stock beneficially owned by BLR Partners. Fondren Management, as the investment manager of BLR Partners, may be deemed the beneficial owner of the shares of Common Stock beneficially owned by BLR Partners. FMLP, as the general partner of Fondren Management, may be deemed the beneficial owner of the shares of Common Stock beneficially owned by BLR Partners. Mr. Radoff, as the sole shareholder and sole director of each of BLRGP and FMLP may be deemed the beneficial owner of the shares of Common Stock beneficially owned by BLR Partners. The mailing address for BLR Partners LP is 1177 West Loop South, Suite 1625, Houston, TX 77027.

(3)
Based solely on information reported on a Schedule 13G/A filed with the SEC on February 11, 2020 by BML Investment Partners, L.P. (“BML”). Consists of Common Stock beneficially owned by BML. BML reported shared voting power and shared dispositive power of 1,026,536 shares of Common Stock. The mailing address for BML is 65 E Cedar – Suite 2, Zionsville, IN 46077.

(4)
Based solely on information reported on a Schedule 13G filed with the SEC on February 13, 2020 by Renaissance Technologies LLC (“Renaissance”). Consists of Common Stock beneficially owned by Renaissance. Renaissance reported sole voting power of 1,035,997 shares of Common Stock and sole dispositive power of 1,037,323 shares of Common Stock. The mailing address for Renaissance is 800 Third Avenue, New York, NY 10022.

(5)
The address of each director and named executive officer is Support.com, Inc., 1200 Crossman Ave., Suite 210, Sunnyvale, California 94089, Attention: Investor Relations.

(6)
Based solely on information reported on a Schedule 13G filed with the SEC on February 14, 2020 by Mr. Bloom. Includes 300,000 shares of Common Stock subject to stock options and awards granted to Mr. Bloom that are exercisable and releasable within 60 days of April 9, 2020. The mailing address for Mr. Bloom is c/o Support.com, Inc., 1521 Concord Pike (US 202), Suite 301, Wilmington, DE 19803.

(7)
Includes 349,319 shares of Common Stock held directly by Mr. Radoff, who has sole voting and dispositive power, and 1,301,874 shares of Common Stock beneficially owned by BLR Partners LP. Please see footnote 2.

(8)
As of April 9, 2020, our named executive officer consisted of Richard Bloom only. As of April 9, 2020, our independent directors consisted of Joshua Schechter, Brian Kelley and Bradley Radoff.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated continuing directors Richard Bloom, Brian Kelley, Bradley Radoff, and Joshua Schechter to be reelected to serve until the next annual meeting of stockholders and thereafter until their successors are duly elected and qualified. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s four nominees. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

Required Vote

The nominees for the four director seats who receive the largest number of votes cast “FOR” of the shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote will be elected to serve as directors.

BOARD OF DIRECTORS AND NOMINEES

The Board consists of four directors, all of whom have been nominated by the Board for re-election at the Annual Meeting. All of the directors elected at the Annual Meeting are to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified.

Names of the nominees and certain biographical information about them as of March 30, 2020 are set forth below:

RICHARD BLOOM, age 52, was elected as a member of the Board in June, 2016 and joined Support.com as interim President and Chief Executive Officer in October, 2016. On August 7, 2018, Mr. Bloom was elected to serve as President and Chief Executive Officer and Principal Financial Officer. Mr. Bloom currently serves as a director of WestMountain Gold, Inc., a precious metals exploration company with an active gold mining project in Alaska, since June 2016. Mr. Bloom has served as a director of NexCore Companies, LLC, a healthcare real estate developer and property manager, since December 2010. He has also served as a director of Glide Rite Corporation, an equipment repair and maintenance service provider to large national retailers, from June 2009 through December 2018.  Additionally, he served as Executive Chairman of Arcata LLC, a marketing execution services company, from 2009 through October 2011. He served as President and Chief Operating Officer of Renaissance Acquisition Corporation, a publicly traded special purpose acquisition company, from the date of their initial public offering in 2007 until 2009. Mr. Bloom served as the Chief Executive Officer of Caswell Massey, Ltd., a personal care consumer product company, from 2006 to 2007, and as a director and Vice Chairman of Caswell Massey from 2003 to 2007. From 1999 to 2006, Mr. Bloom served in various positions at Marietta Corporation, a maker and marketer of personal care and household products, most recently as its Chief Executive Officer and President. Mr. Bloom also served as a director of Marietta Holding Corporation, the successor entity to Marietta Corporation, from 2004 to 2007, and as a director and President of BFMA Holding Corporation, which owned and operated Marietta Corporation, from 1996 to 2004. Mr. Bloom also served as a director of AmeriQual Group, LLC, the largest producer and supplier of meals ready-to-eat to the United States military, from 2005 to 2007. Mr. Bloom graduated summa cum laude with a B.S. in Economic Science from The Wharton School, University of Pennsylvania.

BRIAN J. KELLEY, age 68, was elected as a member of the Board in June 2016. Mr. Kelley has served as the Chief Executive Officer of Four Winds Advisors LLC, where he advises technology focused clients on restructuring, turnaround and business development, since October 2012. Mr. Kelley previously served as the Chief Executive Officer and a director of Alteva, Inc. (“Alteva”) (formerly NYSE MKT: ALTV), a premier provider of cloud-based, VoIP and hosted Unified Communications-as-a-Service (UCaaS) services until the completion of its sale to Momentum Telecom in December 2015. Mr. Kelley initially joined Alteva as a director in November 2013 and was named Chief Executive Officer in June 2014 to lead a turnaround of the company. From October 2013 until April 2014, Mr. Kelley served as the Chief Executive Officer and a director of Snom Technology, Inc., a leading global provider in designing, manufacturing and marketing VoIP communications equipment. From April 2008 to July 2012, Mr. Kelley served as a director of Tii Network Technologies, Inc. (“Tii”) (formerly NASDAQ:TIII), a leader in designing, manufacturing and marketing network products for the communications industry, where he also served as its Chairman beginning in 2010. In October 2011, Mr. Kelley was also named Tii’s President and Chief Executive Officer to lead a turnaround and eventual sale of the company, which was completed in July 2012. Mr. Kelley’s professional experience also includes serving as the President of TAMCO Technology Corp., a financial solutions-focused business management and development company concentrated on communications technology asset management, from 2007 to 2010; President, Chief Executive Officer and a director of Cognitronics Corporation, a formerly publicly-traded provider of central-office communications technology hardware and software solutions, from 1994 to 2006; and various senior management positions with TIE/Communications, Inc., a formerly publicly-traded diversified telecommunications services company, from 1981 to 1994. Mr. Kelley holds a B.A. in Economics from the University of New Hampshire and an M.B.A from the University of Connecticut.

BRADLEY L. RADOFF, age 46, was elected as a member of the Board in June 2016. Mr. Radoff has served as Principal of Fondren Management LP, a private investment management company, since January 2005. Mr. Radoff previously served as a Portfolio Manager at Third Point LLC and as a Managing Director of Lonestar Capital Management LLC. In addition, Mr. Radoff co-founded Snap Kitchen LLC, a meal delivery service, in 2009 and has served as a director there since August 2013. Mr. Radoff also served as a director of Pogo Producing Company, an oil and gas exploration, development, and production company, from March 2007 to November 2007 prior to its sale to Plains Exploration. Mr. Radoff graduated summa cum laude with a B.S. in Economics from The Wharton School, University of Pennsylvania.

JOSHUA E. SCHECHTER, age 47, was elected as a member and Chairman of the Board in June 2016.  Mr. Schechter has also served as a director of Viad Corp (NYSE:VVI), an S&P SmallCap 600 international experiential services company, since April 2015, where he also serves as a member of its Corporate Governance & Nominating and Audit Committees. He also has severed as a director of SunWorks, Inc. since 2018 where he serves as a member of its Governance & Nominating Committee and its Compensation Committee, and previously served on its Audit Committee. Mr. Schechter has served as a director of Bed Bath & Beyond Inc. (NASDAQ: BBBY) since 2019, where he also serves as a member of its Audit Committee. Mr. Schechter previously served as a director of Genesco (NASDAQ: GVO), a specialty retailer of branded footwear and accessories from April 2018 to June 2019. Mr. Schechter previously served on the Board of Directors of The Pantry, Inc. (formerly NASDAQ:PTRY), a leading independently operated convenience store chain in the southeastern United States and one of the largest independently operated convenience store chains in the country, where he was a member of its Corporate Governance & Nominating and Audit & Financial Committees, from March 2014 until the completion of its sale in March 2015. He previously served as a director of Aderans Co., Ltd. (TYO:8170) (“Aderans”), a multi-national company engaged in hair-related business, and as the Executive Chairman of Aderans America Holdings, Inc., Aderans’ holding company in the United States, from August 2008 to May 2015. From 2001 to June 2013, Mr. Schechter served as Managing Director of Steel Partners Ltd., a privately owned hedge fund sponsor, and from 2008 to June 2013, Mr. Schechter served as co-President of Steel Partners Japan Asset Management, LP, a private company offering investment services. Mr. Schechter previously served on the Board of Directors of WHX Corporation (n/k/a Handy & Harman Ltd.) (NASDAQ:HNH), a diversified manufacturer of engineered niche industrial products with leading market positions in many of the markets it serves, from 2005 until 2008; and Puroflow, Inc. (n/k/a Argan, Inc.) (NYSE:AGX), a provider of a full range of power industry and telecommunications infrastructure services, from 2001 until 2003. Mr. Schechter earned an M.P.A in Professional Accounting, and a B.B.A from The University of Texas at Austin.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” election as director of the nominees set forth above.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

EXECUTIVE OFFICERS

The executive officer of the Company is:

Name	Age	Position
Richard Bloom	52	President, Chief Executive Officer and Principal Financial Officer

Richard Bloom. Please see Mr. Bloom’s biography under “Board of Directors and Nominees.”

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Compensation Committee’s review of, and discussions with management with respect to, the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE:
Brian Kelley, Chairman
Bradley Radoff
Joshua E. Schechter

COMPENSATION-RELATED RISK ANALYSIS

During November 2019 the Company’s management, in conjunction with the Company’s legal, accounting, human resources and finance departments, undertook a quantitative and qualitative review of the Company’s compensation policies and practices that applied to all Company employees whose compensation includes any variable or incentive compensation element, as well as policies and practices of different groups that mitigate or balance such incentives. As part of this review, these parties reviewed, considered, and analyzed the extent to which, if any, the Company’s compensation policies and practices might create risks for the Company, and relevant controls and mitigating factors.

After conducting this review, management found that none of the Company’s compensation policies and practices for its employees creates any risks that are reasonably likely to have a material adverse effect on the Company. The Board has reviewed the results of management’s analysis and concurs with management’s assessment.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis explains our executive compensation program and policies for our executives listed in the Summary Compensation Table below. We refer to this senior executive as our “Named Executive Officer.” In 2019, we had only one Named Executive Officer.

Name	Title
Richard Bloom (1)	President and Chief Executive Officer

(1)
On August 7, 2018, the Board appointed Richard A. Bloom as President and Chief Executive Officer of the Company. Mr. Bloom served as the Company’s interim President and Chief Executive Officer from October 28, 2016 to August 6, 2018, and has been a member of the Board since June 2016. Mr. Bloom also serves as our Principal Financial Officer.

2019 Business Highlights

Our current Chief Executive Officer joined Support.com at the end of 2016 with a mandate to assess and realign Support.com’s strategic direction and impose sufficient cost discipline to stem the Company’s ongoing financial losses in order to eventually return the Company to profitability.  This strategic direction included, and continues to include, expanding our technology self-help services to include a full “Spectrum of Support,” ranging from intuitive self-help diagnostic and solution tools known as “Guided Paths®”, to chats or calls with live, professionally trained U.S. based technology support agents, the continued growth of our successful services programs, and bringing to market a next-generation offering for contact centers.  During 2019, we continued to execute on our long-term plan to realign our strategy and return to profitability, and are pleased to report that we generated positive operating profit in the fourth quarter of 2019.

Consideration of 2019 Say-on-Pay Voting Results

At our 2019 annual meeting of stockholders, approximately 95.4% of votes cast were in favor of our “say-on-pay” proposal. The Compensation Committee considered the 2019 say-on-pay voting results at its meetings, and the Compensation Committee believes the voting results demonstrate significant support for our Named Executive Officer compensation program – particularly our decision to freeze salaries and bonus opportunities until the Company returns to profitability – and, as a result, the Compensation Committee made similar decisions in 2019.

Executive Compensation Philosophy and Objectives

The Compensation Committee determined that a base salary of $40,000 per month would be appropriate for Mr. Bloom in his role as President and Chief Executive Officer and the Committee will re-visit total compensation as appropriate.

Our executive compensation program is designed to attract and retain talented executives that will lead the Company in achieving its business goals and objectives and in creating long-term stockholder value. In keeping with our philosophy of aligning pay with performance, a significant portion of our Named Executive Officers’ compensation is “at risk” and comprised of both short-term performance-based cash incentives (“MBOs”) and long-term equity awards. For us, “at risk” compensation consists of incentive cash compensation that is directly linked to performance against quarterly objectives set by the Compensation Committee, and interests in stock option grants priced at or above the closing price of a share of Common Stock on Nasdaq on the date of grant, and vesting over multi-year periods or in some cases upon achievement of performance milestones.

The principal elements of our executive compensation program are:

●      base salary;

●      short-term, performance-based cash incentive awards;

●      long-term, equity-based awards; and

●      other benefits customary for our peer group.

We believe that short-term cash incentives are an important and effective way to align Named Executive Officer pay with Company performance because short-term cash incentives are earned only when our Named Executive Officers contribute to the achievement of our specific short-term business objectives.

We also believe long-term stock option grants are particularly effective as a means of aligning the interests of our Named Executive Officer with those of our stockholders as these awards are designed to drive both long-term Company performance and retention of our key executives because the option awards will not deliver any return to our Named Executive Officer unless our stock price increases after the time the award is made.

Consultants and Peer Group Analysis

Historically, the Compensation Committee reviews data from a variety of sources to determine and set executive compensation, including consideration of data and compensation information from peer companies, industry surveys, and recommendations of independent compensation consultants. During 2019, in order to improve the Company’s profitability, the Compensation Committee did not retain any compensation consultant and did not benchmark the compensation of our Named Executive Officers against that of any peer company. Base salaries and bonus opportunities were kept constant.

The Role of Management in Compensation Decisions

Our Chief Executive Officer recommends to the Compensation Committee individual compensation adjustments for senior employees, other than himself, based on market data, Company performance and individual performance. The Chief Executive Officer also recommends incentive compensation measures to align compensation with our corporate objectives. The Chief Executive Officer is sometimes present during the portions of Compensation Committee meetings in which compensation decisions regarding senior employees, other than the Chief Executive Officer, are reviewed and decided. Our Chief Executive Officer does not make recommendations about his own compensation and does not participate in the Compensation Committee’s discussions regarding his compensation.

Analysis of 2019 Executive Compensation Decisions and Actions

Base Salary

Base salary is the baseline cash compensation that we pay to our Named Executive Officer throughout the year. Base salaries are reviewed annually by the Compensation Committee along with other elements of executive compensation. Mr. Bloom was appointed interim President and Chief Executive Officer on October 28, 2016 and on August 7, 2018, Mr. Bloom was appointed President and Chief Executive Officer. The Compensation Committee determined that a salary of $40,000 per month would be appropriate for Mr. Bloom as discussed above. In February 2019 the Compensation Committee, reviewing the data and factors described above as part of the annual executive compensation review, determined that current amounts were considered appropriate and no changes to base salary were made at that time for Mr. Bloom.

The annual base salary rates for our Named Executive Officer for 2019 are set forth in the table below:

Name	2019 Base Salary
Richard Bloom (1)	$480,000

(1)
On August 7, 2018, the Board appointed Richard A. Bloom as President and Chief Executive Officer of the Company. Mr. Bloom served as the Company’s interim President and Chief Executive Officer from October 28, 2016 to August 6, 2018, and has been a member of the Board since June 2016. Mr. Bloom is paid a monthly salary of $40,000. The base salary represented in the table is an annualized calculation of such monthly amount.

Short-Term, Performance-Based Cash Incentive Awards

We paid short-term performance-based cash incentives in 2019 under our Executive Incentive Compensation Plan to attract and retain talented executives who help us achieve our business objectives, and align executive pay with achievement against near-term Company performance objectives. In determining appropriate target short-term cash incentive opportunities for each participant for 2019, the Compensation Committee assessed the same factors that were considered in determining 2019 base salaries and determined that current amounts were considered appropriate and no changes to short-term performance-based cash incentives were made. Mr. Bloom did not receive any short-term cash performance incentive awards in 2019.

Actual payouts for our short-term cash incentive awards for employees, other than Mr. Bloom, were based on the achievement of specified financial targets and non-financial corporate and leadership objectives. The targets for bonuses that were tied to Company adjusted net income targets were set at the beginning of 2019 for each quarter during 2019 and the targets for bonuses that were tied to specific individual performance were set on a quarterly basis. The Compensation Committee considers individual performance targets each quarter in order to keep the short-term performance-based incentives appropriate and effective at aligning this element of executive pay with the achievement of the Company’s near-term performance objectives. All objectives were designed to require strong performance from our employees, and may result in payouts under target. For 2019, our short-term cash incentive award payout approach was as follows:

●      Incentive compensation for Company adjusted net income targets is paid on a straight-line sliding scale if the Company achieves between the minimum threshold of 85% (achievements under 85% received no payout) and the maximum achievement of 100% on a quarterly basis.

●      Targets specific to individual performance are not eligible for achievement levels above 100% of target, but could be assigned pro rata credit based on actual achievement on a straight-line sliding scale between 0% to 100%;

By establishing targets that are a percentage of base salary and capping payouts as described above, our program results in payouts which are a fraction of the employee’s base salary. The Compensation Committee determines in its sole discretion if, and to what extent, objectives are achieved, and incentive awards are payable based on the actual results of the period. Pursuant to the Executive Incentive Compensation Plan, the Compensation Committee reserves the right to amend or discontinue the short-term incentive program at any time in the best interests of the Company and to use negative discretion, where appropriate.

During 2019, Mr. Bloom, our Named Executive Officer, did not participate in the MBO program.

Long-Term Equity Awards

We periodically provide long-term equity awards at the discretion of the Compensation Committee to our executive officers to encourage them to create long-term value for our stockholders through sustained performance. Equity compensation for executive officers is reviewed at least annually, but the frequency, type, and amount of long-term equity awards are made at the discretion of the Compensation Committee based on an assessment of overall compensation and grant date fair value of any new awards, performance, and the desired balance of compensation incentives going forward. Thus, grants in recent years have tended to vary year-to-year based on this overall assessment.

As our President and Chief Executive Officer, Mr. Bloom received his equity award for Board service as a non-management director in 2019. The award initially consisted of 31,447 RSUs, but this award was proportionately adjusted in connection with the special cash distribution that we paid to all stockholders on December 26, 2019. As a result, Mr. Bloom holds 60,837 RSUs.

The Board declared a special cash distribution payable on December 26, 2019 to the holders of record of all the issued and outstanding Common Stock of the Company as of the close of business on December 17, 2019 in the amount of $1.00 per share.  The Board approved the following equitable adjustments to outstanding stock options and RSUs granted under the Company’s 2010 Equity and Performance Incentive Plan and 2014 Inducement Award Plan in accordance with the requirements of the applicable plans to preserve, but not increase, the pre-distribution value of the awards:

–
The per share exercise price for each stock option outstanding immediately before the ex-dividend date for the distribution was adjusted downward by $1.00 per share.

–
The number of shares covered by each RSU outstanding immediately before the ex-dividend Date was been adjusted upward by a conversion ratio.  The conversion ratio was equal to the closing price per share of Common Stock on the last trading day before the ex-dividend date ($2.07) divided by an amount equal to the Closing Price minus the distribution amount ($1.07), resulting in a ratio of 1.9346.

Equitable adjustments were also made to the number of shares and purchase price payable under the then current offering under the 2011 Employee Stock Purchase Plan.

In addition, pursuant to the terms of each of the equity plans, the Board applied the conversion ratio to increase the number of shares available under each plan, including applicable limits on awards or purchases thereunder.

Other Benefits

We also provide our Named Executive Officer with certain employee benefits that are generally consistent with both the employee benefits we provide to all of our employees and that are provided by other employers in Silicon Valley. These benefits consist of a tax-qualified defined contribution plan, which we refer to as our 401(k) plan (to which we do not make any employer contributions), health benefits, life insurance benefits, and other welfare benefits.  We do not provide any special employee benefits to our Named Executive Officer other than life insurance coverage equal to two times the individual’s salary, with a cap of $500,000 per person. This type of life insurance coverage is also available to each of our U.S. exempt employees. In addition, we provide our Named Executive Officer a reimbursement and gross-up for commuting expenses. Our U.S. employees who hold a non-exempt position receive life insurance coverage equal to one times the individual’s salary, with a cap of $50,000 per person.

Tax Implications of Compensation Policies

Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally places a limit of $1,000,000 on the amount of compensation we may deduct for federal income tax purposes in any one year with respect to the compensation we pay to certain of our most highly compensated officers. In order to maintain flexibility in compensating our covered employees (as determined under 162 (m)) in a manner designed to promote achievement of Company goals, the Compensation Committee considers the Section 162 (m) impact of its compensation decisions, but does not necessarily limit executive compensation to that which is deductible under Section 162(m) of the Code.

Taxation of “Parachute” Payments

Sections 280G and 4999 of the Code provide that “disqualified individuals” within the meaning of the Code (which generally includes certain officers, directors and employees of the Company) may be subject to additional taxes if they receive payments or benefits in connection with a change in control of the corporation that exceed certain prescribed limits. The corporation or its successor may also forfeit a deduction on the amounts subject to this additional tax.

We did not provide any of our executive officers, including any named executive officer, any director, or any other service provider with a “gross-up” or other reimbursement payment for any tax liability that the individual might owe as a result of the application of sections 280G or 4999, and we have not agreed and are not otherwise obligated to provide any individual with such a “gross-up” or other reimbursement as a result of the application of sections 280G and 4999.

Accounting Standards

We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or “ASC 718,” for accounting for our stock options and other stock-based awards. ASC 718 requires companies to calculate the grant date “fair value” of their stock option grants and other equity awards using a variety of assumptions. This calculation is performed for accounting purposes. ASC 718 also requires companies to recognize the compensation cost of stock option grants and other stock-based awards in their income statements over the period that an employee is required to render service in exchange for the option or other equity award.

Employment Arrangements, Termination of Employment Arrangements and Change of Control Arrangements

We have an employment arrangement with our Named Executive Officer to assist with retention. The following paragraphs summarize the employment-related agreements with our current Named Executive Officer and provide additional information that we believe is helpful to an understanding of the information disclosed in the compensation tables and narratives below. For more information about post-termination payments under these employment arrangements, see “Potential Payments Upon Termination or Change-in-Control” below.

Richard Bloom

Mr. Bloom assumed the title of interim President and Chief Executive Officer on October 28, 2016. On August 7, 2018, Mr. Bloom was appointed President and Chief Executive Officer. In connection with his employment, we entered into an offer letter with Mr. Bloom. Our arrangement with Mr. Bloom provided for him to receive a monthly base salary of $40,000.

Pursuant to the terms of Mr. Bloom’s offer letter, if his employment terminates as a result of an involuntary termination, including a good cause termination (i.e., termination for cause in certain limited circumstances, each as defined in Mr. Bloom’s offer letter), Mr. Bloom would be entitled to severance pay equal to a lump sum payment of $200,000. The Company will reimburse Mr. Bloom for all reasonable costs related to travel to and from his principle residence and the Company’s offices, including but not limited to, airfare, lodging, and meals. To the extent such reimbursement results in taxable income to Mr. Bloom, the Company will provide Mr. Bloom with an additional payment for federal and state income taxes.

EXECUTIVE COMPENSATION

2019 Summary Compensation Table

The following table shows compensation information for 2019, 2018 and 2017 for our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation (3) ($)	Total ($)
Richard Bloom (4)	2019	480,000	-	50,000	-	-	50,024	$580,024
President and Chief Executive Officer	2018	480,000	-	50,000	251,204	-	53,239	$ 834,443
	2017	480,000	-	50,000	-	-	113,963	643,963

(1)
The amounts disclosed represent the grant date fair value of awards computed in accordance with ASC Topic 718, Compensation – Stock Compensation, excluding the effect of certain forfeiture assumptions. We estimate the fair value of stock options granted using the Black-Scholes option pricing model. This pricing model requires a number of complex assumptions including volatility, expected term, risk-free interest rate, and expected dividends. For more information about the assumptions used, please refer to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(2)
There were no short-term cash incentive awards for all four quarters of the 2019 fiscal year under the annual incentive plan.

(3)
Our employees may participate in our 401(k) plan, which is a tax-qualified defined contribution plan. We do not provide any matching contributions on any employee’s contribution to the 401(k) plan. The amounts disclosed in this column include life insurance premiums for term life insurance consisting of 2x base salary with a cap of $500,000 for each Named Executive Officer.

(4)
Mr. Bloom was appointed as interim President and Chief Executive Officer effective October 28, 2016. On August 7, 2018, Mr. Bloom was subsequently appointed to President and Chief Executive Officer.

2019 Grants of Plan-Based Awards Table

The following table sets forth certain information with respect to grants of plan-based awards in 2019 to our Named Executive Officers, including short-term cash incentive awards and equity awards. If stock options were granted to our Named Executive Officers in 2019, they would be granted under the 2010 Stock Plan, however, no stock options were granted to our Named Executive Officers in 2019. All stock options were granted with an exercise price equal to the closing price of a share of Common Stock on NASDAQ on the date of the grant.

					All Other		Grant
					Option		Date
		Estimated Future			Awards:		Fair
		Payouts Under			Number	Exercise	Value
		Non-Equity Incentive			of	or Base	of Stock
		Plan Awards			Securities	Price of	and
					Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Options and Units	Awards	Awards
Name	Date	($)	($)	($)	(#) (1)	($)	($) (2)
Richard Bloom (3)
RSU	8/1/2019	-	-	-	60,837(4)	-	50,000

(1)
These Restricted Stock Units (RSUs) vest 100% after one year from the grant date subject to continued service.

(2)
The amounts disclosed represent the grant date fair value of awards computed in accordance with ASC Topic 718, Compensation – Stock Compensation, excluding the effect of certain forfeiture assumptions. We estimate the fair value of stock options granted using the Black-Scholes option pricing model. This pricing model requires a number of complex assumptions including volatility, expected term, risk-free interest rate, and expected dividends. For more information about the assumptions used, please refer to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(3)
Mr. Bloom was appointed as interim President and Chief Executive Officer of the Company effective October 28, 2016. Mr. Bloom was subsequently appointed as President and Chief Executive Officer of the Company effective August 7, 2018.

(4)
As adjusted in connection with the special cash distribution that we paid to all stockholders on December 26, 2019.

 Our Named Executive Officers are parties to employment contracts or arrangements with us. For more information about these agreements and arrangements, see “Compensation Discussion and Analysis—Employment Arrangements, Termination of Employment Arrangements and Change of Control Arrangements” above. For more information about the compensation arrangements in which our Named Executive Officers participate and the proportion of our Named Executive Officers’ total compensation represented by “at risk” components, see “Compensation Discussion and Analysis” above. For more information about equitable adjustments and the special cash distribution, see “Long-Term Equity Awards” above.

Outstanding Equity Awards at 2019 Fiscal Year-End Table

The following table summarizes the number of securities underlying outstanding equity awards for our Named Executive Officer as of December 31, 2019:

	Option Awards (1)						Stock Awards (1)
Market
		Number of	Number of				Number of	Value of
		Securities	Securities				Shares or	Shares or
		Underlying	Underlying				Units of	Units of
		Unexercised	Unexercised				Stock that	Stock that
		Options	Options				Have Not	Have Not
		Exercisable	Unexercisable				Vested	Vested
Name	Grant Date	(#)	(#)	Option Exercise Price ($)	Option Expiration Date	Grant Date	(#)	($) (4)
Richard Bloom	2/23/2018	300,000(2)	-	1.74(2)	2/23/2028	8/1/2019	60,837(3)	66,312

(1)
Unless otherwise indicated, these grants are made pursuant to the Company’s Second Amended and Restated 2010 Stock Plan.

(2)
 These options were fully exercisable as of grant date. As adjusted in connection with the special cash distribution that we paid to all stockholders on December 26, 2019.

(3)
These RSUs vest 100% after one year from the grant date subject to continued service. As adjusted in connection with the special cash distribution that we paid to all stockholders on December 26, 2019.

(4)
Market value of shares or units of stock that have not vested is computed by multiplying (i) $1.09, the closing price per share of our common stock on the NASDAQ Market on December 31, 2019, the last trading day of 2019, by (ii) the number of shares or units of stock.

 2019 Option Exercises and Stock Vested

The following table provides information about RSU awards vested for our Named Executive Officer during 2019. No stock options were exercised by our Named Executive Officer during 2019.

	Stock Awards
	Number of Shares
	Acquired on Vesting	Value Realized
Name	(#)	on Vesting ($) (1)
Richard Bloom (2)	18,181	14,544

(1)
Represents the amounts realized based on the fair market value of the Company’s Common Stock on the applicable vesting date.

(2)
Mr. Bloom was appointed as interim President and Chief Executive Officer effective October 28, 2016 and appointed President and Chief Executive Officer on August 7, 2018.

Pension Benefits and Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans, defined benefit plans, pension plans or other plans with specified retirement benefits for our Named Executive Officer or our employees. We do provide our employees with the opportunity to participate in our 401(k) plan, which is a tax-qualified defined contribution plan. We do not provide for any matching contributions with respect to our employees’ contributions to the 401(k) plan. We also do not maintain any nonqualified deferred compensation plans, defined benefit plans or other plans with specified retirement benefits for our Named Executive Officer or our employees.

Potential Payments upon Termination or Change-in-Control

During 2019, we were party to an employment contract and arrangement with our Named Executive Officer. Under these contracts and arrangements, we are obligated to provide our Named Executive Officers with certain payments or other forms of compensation if their employment with us is terminated under certain conditions. The forms of such termination that would trigger additional payments or compensation include involuntary termination without cause (and in certain limited circumstances for Mr. Bloom, with cause) and/or a resignation for good cause following a change of control.

At December 31, 2019, Mr. Bloom was the only Named Executive Officer of the Company. The tables below reflect the estimated amounts of payments or compensation of our Named Executive Officer serving at December 31, 2019 may receive under particular circumstances in the event of termination of such Named Executive Officer’s employment. The first table below was prepared as though our Named Executive Officers, had been terminated involuntarily without cause on December 31, 2019, the last business day of 2019. The second table below was prepared as though our Named Executive Officer had been terminated involuntarily without cause on December 31, 2019, the last business day of 2019, within 12 months of a change-in-control of the Company and assumes that the price per share of Common Stock equals $1.09, which was the closing price of a share of Common Stock on December 31, 2019 as reported on NASDAQ. For more information about these agreements and arrangements, including the duration for payments or benefits received under these agreements and arrangements, see “Compensation Discussion and Analysis—Employment Arrangements, Termination of Employment Arrangements and Change of Control Arrangements” above. To the extent payments or benefits are required, we will provide all such payments and benefits under the agreements.

Involuntary Termination

			Continuation	Value of
		Cash-Based	of Health	Unvested and
	Salary	Incentive	& Welfare	Accelerated	Excise Tax
Name	Continuation	Award	Benefits (1)	Equity Grants (2)	& Gross-Up	Total
Richard Bloom (3)	$200,000	-	-	-	-	$200,000

Involuntary Termination Following a Change-in-Control

			Continuation	Value of
		Cash-Based	of Health	Unvested and
	Salary	Incentive	& Welfare	Accelerated	Excise Tax
Name	Continuation	Award	Benefits (1)	Equity Grants (2)	& Gross-Up	Total
Richard Bloom (3)	$200,000	-	-	$66,312	-	$266,312

(1)
Amounts reflect our actual cost of providing health and welfare benefits for the period of time that our Named Executive Officer would be entitled to base salary continuation.

(2)
This value reflects the immediate vesting of all outstanding equity grants that are subject to accelerated vesting as of the effective date of the change-in-control, based on a December 31, 2019 closing stock price of $1.09.

(3)
Mr. Bloom was appointed as interim President and Chief Executive Officer effective October 28, 2016. On August 7, 2018, Mr. Bloom was appointed as President and Chief Executive Officer. The Company will pay a lump-sum payment of two hundred thousand dollars ($200,000) in the event of involuntary termination.

Death or Disability

The Company pays the premiums for life insurance and accidental death and dismemberment policies for each Named Executive Officer, which are included in the “All Other Compensation” section of the “Summary Compensation Table.”  The amount of each such policy is equal to two times the base salary of the U.S. based qualified employee with a cap of $500,000. If a Named Executive Officer’s termination was due to his or her death, the officer’s beneficiary or beneficiaries would be paid two times the amount of the base salary with a cap of $500,000 under the life insurance policy and an additional amount equal to two times the base salary with a cap of $500,000 under the accidental death and dismemberment policy, if the Named Executive Officer’s death was caused by an accident.

Pay Ratio Disclosure

In August 2015, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer. In 2019, for purposes of determining the pay ratio, Mr. Bloom had an annual total compensation of $605,478. Our median employee’s annual total compensation for 2019 was $23,920. As a result, we estimate that Mr. Bloom’s 2019 annual total compensation was approximately twenty-five (25) times that of our median employee.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

The reported pay ratio reported is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. For these purposes, we identified the median compensated employee using base salary and bonus paid from January 1, 2019 through December 31, 2019, which we annualized for any employee who did not work for the entire year.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements for fiscal year 2019 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

The Audit Committee reviewed with the Company’s independent registered public accountants, Plante & Moran PLLC, who were responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles for the fiscal year ended December 31, 2019, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent registered public accountants the accountants’ independence from management and the Company, including the matters provided to the Audit Committee by the independent registered public accountants in the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board.

The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit. The Audit Committee meets periodically with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls (and remediation efforts made in connection with these evaluations) and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

THE AUDIT COMMITTEE:

Brian Kelley, Chairman
Joshua E. Schechter
Bradley Radoff

PROPOSAL NO. 2

ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory basis, the Company’s Named Executive Officer compensation as disclosed in this Proxy Statement in accordance with the SEC’s rules. At the Company’s 2019 Annual Meeting of stockholders, the Company held an advisory vote to approve the frequency of future advisory stockholder votes on executive officer compensation. As previously reported by the Company, a majority of the Company’s stockholders voted to hold future advisory votes to approve our executive compensation every year. In light of, and consistent with, the voting results, the Board determined that the Company would hold future advisory votes on executive compensation annually until the next stockholder vote on the frequency of say-on-pay votes is required under Section 14A of the Exchange Act or until the Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders.

As we discuss above under the caption “Compensation Discussion and Analysis” the core objectives of our executive compensation program are to: (i) attract and retain talented executives who will lead us to achieve our business objectives and create long-term stockholder value; (ii) to align executive compensation incentives with periodic and long-term Company performance goals and stockholder return; and (iii) compensate our executive officers based on their overall performance. Under this program, the principal elements of our executive compensation program are base salary, MBOs earned on a quarterly basis, if applicable, long-term equity awards granted based on our review of full-year performance, which equity awards then vest over time or in connection with Board-approved performance targets, and other benefits customary for our peer group. Our executive compensation is discussed in further detail and information about the fiscal year 2019 compensation of our 2019 Named Executive Officers is provided above under the caption “Executive Compensation and Related Information”.

We are asking our stockholders to indicate their support for the compensation of our named executive officers for the fiscal year ended December 31, 2019, as described in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of stockholders pursuant to SEC rules and regulations, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Required Vote

Approval, on an advisory and non-binding basis, of Proposal No. 2 requires the affirmative vote of the holders of a majority of the shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal No. 2 for it to be approved). The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board. However, the Board and the Compensation Committee value the opinion of our stockholders and expect to consider the outcome of this vote when considering future executive compensation arrangements.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” approval of the compensation of our Named Executive Officers for the fiscal year ended December 31, 2020, as described in this Proxy Statement.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected and appointed Plante & Moran PLLC (“Plante & Moran”) as our independent registered public accounting firm for the year ended December 31, 2020, and our Board has directed that management submit the selection of the independent registered public accounting firm for ratification by the Company’s stockholders at the Annual Meeting. Even if the selection is ratified, however, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company’s and the stockholders’ best interests. Representatives of our independent registered accounting firm are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Plante & Moran as our independent registered public accounting firm is not required by our Amended and Restated Bylaws or otherwise. However, our Board is submitting the selection of Plante & Moran to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will review its future selection of the Company’s independent registered public accounting firm.

Principal Accountant Fees and Services

EKS&H LLP (“EKS&H”) served as our independent registered public accounting firm through October 1, 2018, on which date Plante & Moran was appointed to replace EKS&H. EKS&H merged with Plante & Moran effective October 1, 2018. The following is a listing of the services provided by type and amount charged by EKS&H and Plante & Moran to the Company for fiscal years 2018 and 2019:

EKS&H:

	Fiscal Year 2018	Fiscal Year 2019
Audit Fees	$44,000	$0
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Grand Total	$44,000	$0

Plante & Moran:

	Fiscal Year 2018	Fiscal Year 2019
Audit Fees	$197,234	$277,628
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Grand Total	$197,234	$277,628

Audit Fees. This category consists of the aggregate fees and out-of-pocket expenses for professional services provided in connection with the audits of our consolidated financial statements and review of our quarterly financial statements included in Form 10-Qs and audit services in connection with other statutory or regulatory filings.

Audit-Related Fees. This category consists of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no fees for services rendered by EKS&H and Plante & Moran that fall into the classification of audit-related fees for fiscal years 2018 and 2019.

Tax Fees. This category consists of the aggregate fees billed for tax compliance/preparation and other tax services. Tax compliance/preparation consists of fees billed for tax return preparation, claims for refunds, and tax payment planning services related to federal, state, and international taxes. Other tax services consist of fees billed for services including tax advice, tax strategy and other miscellaneous tax consulting and planning primarily related to our reorganization of international operations. There were no fees for services rendered by EKS&H and Plante & Moran that fall into the classification of tax fees for fiscal years 2018 and 2019.

All Other Fees. This category consists of the aggregate fees for all other services other than those reported above.

Audit Committee Pre-Approval Policies and Procedures

It is our policy that all audit and non-audit services to be performed by our independent registered public accounting firm be approved in advance by the Audit Committee, including all of the services described above for fiscal year 2019.

Required Vote

Ratification of the selection of Plante & Moran as our independent registered public accounting firm for the year ending December 31, 2020 requires the affirmative vote of the holders of a majority of the shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal No. 3 for it to be approved). In the event ratification is not provided, the Audit Committee will review its future selection of the Company’s independent registered public accounting firm.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” ratification of Plante & Moran as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

PROPOSAL NO. 4

RATIFICATION OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN

Stockholders are being asked to ratify the adoption by our Board of the Section 382 Tax Benefits Preservation Plan in the form of a Section 382 Rights Agreement, dated as of August 21, 2019, by and between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Tax Benefits Preservation Plan”), a copy of which is attached as Appendix A to this Proxy Statement. If our stockholders do not ratify the Tax Benefits Preservation Plan at the upcoming 2020 Annual Meeting of stockholders, by its terms the Tax Benefits Preservation Plan will expire at the close of business on the day following the certification of the voting results of the Annual Meeting.

Background

Like many companies, we have generated net operating losses that, under Federal tax laws, can be “carried forward” to offset our Federal income tax obligations in future years. As of December 31, 2019, we estimate that we had approximately $151.1 million of (pre-tax) Federal net operating loss carryforwards (“NOLs”). The Federal net operating loss and credit carryforwards will expire at various dates beginning in 2020 through 2039, if not utilized. Additional information with respect to these NOLs is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 which we filed with the Securities and Exchange Commission on March 18, 2020.

The Board adopted the Tax Benefits Preservation Plan to diminish the risk that we could experience an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), which could substantially limit or permanently eliminate our ability to utilize our NOLs to reduce potential future income tax obligations. Under the Code and the regulations promulgated thereunder by the U.S. Treasury Department, these NOLs may be “carried forward” in certain circumstances to offset any current and future taxable income and thus reduce Federal income tax liability, subject to certain requirements and restrictions. While the amount and timing of our future taxable income cannot be predicted with any certainty and, accordingly, we cannot predict the amount of these NOLs that will ultimately be used to reduce our income tax liability, to the extent that the NOLs do not otherwise become limited, these NOLs could be a potentially valuable asset to us.

In general, under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our common stock increases their ownership (individually, or collectively with other such “5-percent stockholders”) by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that can be used to offset our Federal taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the Federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit and there are several special rules that, depending on the rule involved, may apply to reduce or increase such limit. If an ownership change were to occur, the limitations imposed by Section 382 could result in a substantial delay in the timing of the usage of our NOLs or in a material amount or all of our NOLs expiring unused and, therefore, significantly impair or eliminate the value of such NOLs. While we periodically monitor our NOLs and currently believe that an ownership change that would impair the value of our NOLs has not occurred, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has in fact occurred. In addition, some of the limitations associated with Section 382 focus on the relative size of a corporation’s “non-business assets,” or investment assets (including cash, cash equivalents and marketable securities), to its equity value. These rules make our commercial risk from a Section 382 limitation triggering event particularly profound given the relative size of our current cash on hand to our market capitalization. As applied to our current cash position and current market capitalization, if we were to currently experience an ownership change, we could be subject to Section 382’s “non-business asset” limitation which could result in our permanently losing all $151.1 million of our NOLs.

After careful consideration, and after consulting with our tax, financial and legal advisors, on August 21, 2019, our Board acted to preserve the potential benefits of our NOLs by adopting the Tax Benefits Preservation Plan, which is similar to tax benefits preservation plans adopted by other public companies seeking to preserve the potential benefits of their NOLs. The Tax Benefits Preservation Plan, pursuant to which we have issued certain preferred stock purchase rights (the “Rights”) with terms designed to deter transfers of our common stock that could result in an ownership change, is described below, and its full terms can be found in the accompanying Appendix A. The Board urges stockholders to read carefully the proposal, the items discussed below under the heading “Certain Considerations Related to the Tax Benefits Preservation Plan” and the full terms of the Tax Benefits Preservation Plan.

It is important to note that the Tax Benefits Preservation Plan does not offer a complete solution, and an ownership change may occur even if the Tax Benefits Preservation Plan is approved. The Tax Benefits Preservation Plan may deter, but ultimately cannot block, all transfers of our common stock that might result in an ownership change. The limitations of the Tax Benefits Preservation Plan are described in more detail below.

The Board believes that the Tax Benefits Preservation Plan serves as an important tool to help prevent an ownership change that could substantially reduce or eliminate the potential benefits of our NOLs and, accordingly, protect these potentially valuable assets. Accordingly, the Board unanimously recommends that stockholders ratify the adoption of the Tax Benefits Preservation Plan.

Ratification of the Tax Benefits Preservation Plan.

The proposal to ratify the Tax Benefits Preservation Plan will require the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. As explained above, the Tax Benefits Preservation Plan was adopted by the Board in an effort to protect a potentially valuable asset and preserve our future ability to use our NOLs. In the event stockholders do not ratify the Tax Benefits Preservation Plan at the Annual Meeting, by its terms the Tax Benefits Preservation Plan will expire at the close of business on the day following the certification of the voting results of the Annual Meeting.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

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All stockholders who each own less than 5% of our common stock are generally (but not always) treated as a single “5-percent stockholder” (referred to as a “public group”) for purposes of Section 382. Transactions in the public markets among stockholders who are members of a public group are generally (but not always) excluded from the Section 382 calculation.

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There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

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Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” may result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

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Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

●
A redemption or buyback of our common stock may increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not themselves 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.

Description of the Section 382 Tax Benefits Preservation Plan

The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the complete text of the Tax Benefits Preservation Plan, which is attached to this Proxy Statement as Appendix A. We urge you to read carefully the Tax Benefits Preservation Plan in its entirety as the discussion below is only a summary.

The Tax Benefits Preservation Plan is intended to act as a deterrent to any person or group acquiring beneficial ownership of 4.99% or more of our outstanding common stock without the approval of the Board. A person who acquires, without the approval of the Board, beneficial ownership (other than as a result of repurchases of stock by us, dividends or distributions by us or certain inadvertent actions by stockholders) of 4.99% or more of our outstanding common stock (including any ownership interest held by that person’s affiliates and associates as defined under the Tax Benefits Preservation Plan) could be subject to significant dilution. Stockholders who beneficially own 4.99% or more of the outstanding common stock prior to our first public announcement on August 22, 2019 of the Board’s adoption of the Tax Benefits Preservation Plan will not trigger the Tax Benefits Preservation Plan so long as they do not acquire beneficial ownership of additional shares of common stock (other than pursuant to a dividend or distribution paid or made by us on the outstanding shares of common stock or pursuant to a split or subdivision of the outstanding shares of common stock) at a time when they still beneficially own 4.99% or more of such stock. In addition, the Board retains the sole discretion to exempt any person or group from the penalties imposed by the Tax Benefits Preservation Plan.

The Rights. On August 21, 2019, the Board authorized the issuance of one Right per each outstanding share of common stock distributable to our stockholders of record as of the close of business on September 3, 2019. One Right will also be issued together with each share of common stock issued after September 3, 2019 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date. Subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from us one one-thousandth (1/1,000) of a share (a “Unit”) of our Series B Junior Participating Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) for a purchase price of $3.00 (the “Purchase Price”). If issued, each Unit of Series B Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of common stock. However, prior to exercise, a Right does not give its holder any rights as stockholder, including, without limitation, any dividend, voting or liquidation rights.

Acquiring Person. Under the Tax Benefits Preservation Plan, an “Acquiring Person” is any person who or which, together with all affiliates and associates of such person, is or becomes the beneficial owner of 4.99% or more of the shares of common stock outstanding other than as a result of repurchases of stock by us, dividends or distributions by us or certain inadvertent actions by stockholders. Beneficial ownership is determined as provided in the Tax Benefits Preservation Plan and generally includes, without limitation, any ownership of securities a person would be deemed to actually or constructively own for purposes of Section 382 or the Treasury Regulations promulgated thereunder. The Tax Benefits Preservation Plan provides that the following shall not be deemed an Acquiring Person thereunder:

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the Company or any subsidiary of ours;

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any employee benefit plan or employee stock plan of the Company or any Subsidiary of ours, or any person organized, appointed, established or holding shares of our common stock for or pursuant to the terms of any such plan;

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any person who would otherwise be an Acquiring Person upon the first public announcement by us of the adoption of the Tax Benefits Preservation Plan, unless and until such person or any affiliate of such person acquires beneficial ownership of any additional shares of our common stock after the first public announcement by us of the adoption of the Tax Benefits Preservation Plan (other than pursuant to a stock split, stock dividend or similar transaction we effect) at a time when such person still beneficially owns 4.99% or more of our common stock;

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any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

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any person who as the result of an acquisition of shares of common stock by us (or any subsidiary of ours, any employee benefit plan or employee stock plan of the Company or any Subsidiary of ours, or any person organized, appointed, established or holding shares of our common stock for or pursuant to the terms of any such plan) which, by reducing the number of shares of our common stock outstanding, increases the proportionate number of shares of our common stock beneficially owned by such person to 4.99% or more of the shares of our common stock then outstanding;

●
any person who or which, within ten business days of being requested to advise us regarding the same, certifies that such person acquired shares of our common stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all affiliates and associates, thereafter within ten business days following such certification reduces such person’s (together with its affiliates’ and associates’) beneficial ownership to less than 4.99% of the shares of our common stock then outstanding; provided, however, that (x) if the person requested to so certify fails to do so within ten business days or breaches or violates such certification, then such person shall become an Acquiring Person immediately after such ten business day period or such breach or violation or (y) if the person together with its affiliates and associates fails to reduce beneficial ownership to less than 4.99% within ten business days following such certification, then such person shall become an Acquiring Person immediately after such ten business day period; and

●
any person who the Board determines, in its sole discretion, prior to the time such person would otherwise be an Acquiring Person, should be permitted to become the beneficial owner of up to a number of the shares of common stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires beneficial ownership of shares of our common stock in excess of the Exempted Number (other than pursuant to a stock split, stock dividend or similar transaction) in which case such Person shall be an Acquiring Person.

Pursuant to the Tax Benefits Preservation Plan, a person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of our common stock if, in the determination of the Board, that person would be treated as a “5-percent stockholder” for purposes of Section 382.

Initial Exercisability. The Rights are not exercisable until the close of business on the earlier to occur of the:

●
tenth calendar day after a public announcement or filing that a person or group of affiliated or associated persons has become an Acquiring Person; and

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tenth calendar day (or a later date determined by the Board) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, the common stock certificates or the ownership statements issued with respect to uncertificated shares of common stock will evidence the Rights. Any transfer of shares of common stock prior to the Distribution Date will also constitute a transfer of the associated Rights. After the Distribution Date, separate Rights certificates will be issued and the Rights may be transferred other than in connection with the transfer of the underlying shares of common stock, unless and until the Board has determined to effect an exchange pursuant to the Tax Benefits Preservation Plan (as described below).

“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, and subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, a number of shares of common stock having a market value of two times the Purchase Price.

Redemption. At any time until close of business on the tenth calendar day after the day a public announcement or the filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, we may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange. At any time after a person becomes an Acquiring Person, the Board may exchange all or part of the outstanding Rights (other than those held by an Acquiring Person) for shares of common stock at an exchange rate of one share of common stock, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of our preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

Expiration. The Rights and the Tax Benefits Preservation Plan will expire upon the earliest to occur of the following:

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the close of business on August 21, 2022;

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the close of business on the day following the certification of the voting results of our 2020 Annual Meeting of stockholders, if at such stockholder meeting a proposal to approve the Tax Benefits Preservation Plan has not been passed by the affirmative vote of the majority of the votes cast at the 2020 Annual Meeting of stockholders or any other meeting of our stockholders duly held prior to August 21, 2020;

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the redemption of the Rights;

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the exchange of the Rights;

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the consummation of a reorganization transaction entered into by us resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for our tax attributes similar to that provided by the Tax Benefits Preservation Plan;

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the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of our tax attributes;

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the date on which the Board otherwise determines that the Tax Benefits Preservation Plan is no longer necessary to preserve our tax attributes; and

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the beginning of a taxable year for which the Board determines that none of our tax attributes may be carried forward.

Preferred Stock Purchasable Upon Exercise of Rights. After the Distribution Date, each Right will entitle the holder, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, to purchase, for the Purchase Price, one one-thousandth (1/1,000) of a share of Series B Preferred Stock having economic and other terms similar to that of one share of common stock. This portion of a share of Series B Preferred Stock is intended to give a stockholder approximately the same dividend, voting and liquidation rights as would one share of common stock, and should approximate the value of one share of common stock.

Anti-Dilution Provisions. The Board may adjust the Purchase Price, the number of shares of Series B Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, stock split or a reclassification of the Series B Preferred Stock or the common stock.

Amendments. Until the close of business on the tenth calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, we may amend the Rights in any manner. We may also amend the Tax Benefits Preservation Plan after the close of business on the tenth calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Tax Benefits Preservation Plan in any manner that does not adversely affect the interests of holders of the Rights.

Tax Consequences. The issuance of the Rights should not be taxable to us or to our stockholders under presently existing Federal income tax law. However, if the Rights become exercisable or if the Rights are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

Certain Considerations Related to the Tax Benefits Preservation Plan

The Board believes that attempting to protect the tax benefits of our NOLs as described above is in our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Tax Benefits Preservation Plan is ratified. Please consider the factors discussed below in voting on this proposal.

Potential for IRS to Challenge to the Tax Benefits. The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an “ownership change,” which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether. The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefits Preservation Plan is in place.

Continued Risk of Ownership Change. Although the Tax Benefits Preservation Plan is a deterrent measure intended to reduce the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could be affected by many factors, including purchases and sales of shares by stockholders holding 5% or more of our outstanding common stock notwithstanding the deterrent effects of the Tax Benefits Preservation Plan, decisions over which we have little or no effective control.

Potential Impact on Value. The Tax Benefits Preservation Plan could have a negative impact on the trading price and intrinsic value of our common stock by deterring persons or groups of persons from acquiring our common stock, including in acquisitions for which some stockholders might receive a premium above market value.

Potential Effects on Liquidity. The Tax Benefits Preservation Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A stockholder’s ability to dispose of our common stock may be limited if the Tax Benefits Preservation Plan reduces the number of persons willing to acquire our common stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

Potential Anti-Takeover Effect. While the Tax Benefits Preservation Plan is not intended to prevent, or even discourage, a proposal to acquire us, it may have a potential anti-takeover effect because an Acquiring Person may have its ownership interest diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult or discourage a merger, tender offer, or assumption of control by a substantial holder of our securities. However, as is the case with traditional shareholder rights plans, the Tax Benefits Preservation Plan should not interfere with any merger or other business combination approved by the Board.

Required Vote

Ratification of the selection of the Tax Benefits Preservation Plan requires the affirmative vote of the holders of a majority of the shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal No. 4 for it to be approved). In the event ratification is not provided, by its terms the Tax Benefits Preservation Plan will expire at the close of business on the day following the certification of the voting results of the Annual Meeting.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” the ratification of our Section 382 Tax Benefits Preservation Plan.

PROPOSAL NO. 5

APPROVAL OF THE SUPPORT.COM

AMENDED AND RESTATED 2011 EMPLOYEE STOCK PURCHASE PLAN

At the Annual Meeting, our stockholders will be asked to approve the Amended and Restated 2011 Employee Stock Purchase Plan (the “ESPP”). We believe that the ESPP is an important component of our efforts to attract and retain qualified employees. We believe it also encourages employees to become our stockholders, which we believe assists in aligning their long-term interests with those of our stockholders.

Proposed Amendment and Restatement

The Company’s Board adopted the Amended and Restated 2011 Employee Stock Purchase Plan subject to and effective upon stockholder approval at the Annual Meeting. The proposed amendment and restatement would (i) increase the maximum number of shares of Common Stock remaining available for future issuance under the ESPP by 1,000,000 shares, (ii) extend the term, which otherwise expires on May 15, 2021, so that the ESPP will continue until terminated by the Board in its discretion, and (iii) make certain other administrative changes. The purpose of the amendment and restatement is to ensure that we are able to continue to provide all current and new employees interested in participating in the ESPP with sufficient shares available for purchase in light of strong employee interest in ESPP participation.

If stockholders approve this proposal, the total number of shares authorized and reserved for issuance under the ESPP will be 2,050,275 shares. However, if this proposal is rejected by stockholders, the total number of shares authorized and reserved for issuance under the ESPP will remain at 1,050,275 of which approximately 104,071 remain available for issuance as of April 13, 2020, and the ESPP will expire on May 15, 2021. Based on our current forecasts and estimated participation rates, if the increase is approved and the term is extended, it is anticipated that the ESPP will run out of available shares within approximately 10 years. In the event that more shares are required for the ESPP in the future, the prior approval of our stockholders will be required.

The Company’s stockholders are being asked to approve the amendment and restatement of the ESPP for the purpose of qualifying offerings under the ESPP for special tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

The principal features of the ESPP are summarized below. The following summary of the ESPP does not purport to be a complete description of all of the provisions of the ESPP. It is qualified in its entirety by reference to the complete text of the ESPP, which has been attached as Appendix B to this Proxy Statement. Any stockholder who wishes to obtain a copy of the ESPP may do so upon written request to the Secretary at Support.com’s principal executive offices.

Summary of the ESPP

General. The purpose of the ESPP is to provide employees of the Company and its designated subsidiaries and affiliates with an opportunity to purchase Company common stock and, therefore, to have an additional incentive to contribute to the prosperity of the Company. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the provisions of the ESPP will be construed in a manner consistent with the requirements of Section 423 of the Code and the related regulations.

If the proposed amendment and restatement is approved by our stockholders, the aggregate number of shares that may be issued under the ESPP will be increased by 1,000,000 shares to 2,050,275 shares of common stock, which includes the 1,000,000 shares originally authorized under the ESPP plus the increase in the number of shares available for grant that was approved by our Board as an equitable adjustment for the extraordinary dividend paid on December 26, 2019 (50,275 shares). If the proposed amendment and restatement is approved by our stockholders, the aggregate number of shares that will be available for issuance under the ESPP as of April 13, 2020 will be 1,104,071. The shares of common stock that may be issued under the ESPP may be authorized but unissued or reacquired shares, or any combination thereof, subject to proportionate adjustment in the event of a merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than stock (excepting regular, periodic cash dividends) that has a material effect on the fair market value of our shares of common stock.

The closing market price for a share of common stock as of April 13, 2020, was $1.19 per share.

Administration. The ESPP is administered by the Compensation Committee (the “Committee”) or such other committee as may be appointed by the Board. The Committee has full power to interpret the ESPP, and the decisions of the Board and the Committee are final and binding upon all participants.

The Compensation Committee will have the power, in its discretion, to adopt one or more sub-plans of the ESPP as it deems necessary or desirable to comply with the laws or regulations, tax policy, accounting principles or custom of foreign jurisdictions applicable to employees of a subsidiary business entity of the Company. Any of the provisions of any such sub-plan may supersede the provisions of this ESPP, other than the provisions governing the number and type of shares subject to the ESPP. Except as superseded by the provisions of a sub-plan, the provisions of the ESPP will govern such sub-plan. To comply with the laws of a foreign jurisdiction, the Compensation Committee will have the power, in its discretion, to grant purchase rights in a separate offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms that are less favorable or different than the terms of purchase rights granted to employees resident in the United States.

Eligibility. Any employee of the Company or any the Company subsidiary or affiliate designated by the Committee who is regularly employed for at least 20 hours per week and more than five months in a calendar year on an Entry Date (as defined below) is eligible to participate in the ESPP during the Offering Period (as defined below) beginning on that Entry Date, subject to administrative rules established by the Committee. However, no employee is eligible to participate in the ESPP to the extent that, immediately after the grant, that employee would have owned 5% of either the voting power or the value of the Company’s common stock, and no employee’s rights to purchase the Company’s common stock pursuant to the ESPP may accrue at a rate that exceeds $25,000 per calendar year or 10,000 shares per Offering Period (or such lower number as the Committee may establish). Eligible employees become participants in the ESPP by filing with the Company an enrollment agreement authorizing payroll deductions on a date set by the Committee prior to the applicable Entry Date. As of April 13, 2020, approximately 1,013 Company employees, including our only Named Executive Officer, were eligible to participate in the ESPP.

Participation in an Offering. The ESPP is implemented by offering periods lasting for six months or such other duration as the Committee shall determine (an “Offering Period”). Common stock is purchased under the ESPP on the last trading day of each Offering Period (a “Purchase Date”), unless the participant becomes ineligible, withdraws or terminates employment earlier. The Entry Date is the first trading day of the Offering Period. To participate in the ESPP, each eligible employee must authorize contributions pursuant to the ESPP, which will generally be collected through payroll deductions. Such payroll deductions may not exceed fifteen percent (15%) of a participant’s eligible compensation and are also subject to the limitations discussed above. A participant may increase or decrease his or her rate of contribution through payroll deductions at any time, but at no time may such rate of contribution exceed fifteen percent (15%). Each participant who has elected to participate is automatically granted an option to purchase shares of common stock on his or her Entry Date. The option expires at the end of the Offering Period, upon termination of employment, or if the employee becomes ineligible, whichever is earlier, but is exercised at the end of each Offering Period to the extent of the contributions accumulated during such Offering Period. The number of shares that may be purchased by an employee in any Offering Period, subject to the limitations discussed above and except as the Committee may otherwise provide, may not exceed 10,000 shares of common stock. In addition, no participant will be granted a purchase right that permits his or her right to purchase shares of common stock under the ESPP to accrue at a rate that, when aggregated with such participant’s rights to purchase shares under all other employee stock purchase plans of a participating company intended to meet the requirements of Section 423 of the Code, exceeds twenty-five thousand dollars ($25,000) in fair market value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which the purchase right is outstanding at any time.

Purchase Price; Shares Purchased. Shares of common stock may be purchased under the ESPP at a price established by the Committee, provided that the price may not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. The number of whole shares of the Company common stock a participant purchases in each Offering Period is determined by dividing the total amount of the participant’s contributions during that Offering Period by the purchase price, subject to the applicable share limits.

Termination of Employment. Termination of a participant’s employment for any reason, including death, immediately cancels his or her option and participation in the ESPP. In such event, the contributions credited to the participant’s account will be returned without interest to him or her or, in the case of death, to the person or persons entitled to those contributions.

Adjustments upon Changes in Capitalization, Merger or Sale of Assets. In the event that the Company common stock is changed by reason of any stock split, stock dividend, combination, recapitalization or other similar changes in Support, corn’s capital structure effected without the receipt of consideration, appropriate proportional adjustments may be made in the number of shares of stock subject to the ESPP, the number of shares of stock to be purchased pursuant to an option and the price per share of common stock covered by an option. Any such adjustment will be made by the Board, whose determination shall be conclusive and binding. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with another company, the Board may determine that each option will be assumed by, or an equivalent option substituted by, the successor company or its affiliates, that the Purchase Date will be accelerated, or that all outstanding options will terminate and accumulated payroll deductions will be refunded.

Amendment and Termination of the Plan. The Board may terminate or amend the ESPP at any time, except that it may not increase the number of shares subject to the ESPP other than as described in the ESPP. If the proposed amendment and restatement of the ESPP is approved by the stockholders, the ESPP will continue until terminated by the Board in its discretion.

Withdrawal. Generally, a participant may withdraw from the ESPP during an Offering Period prior to the change enrollment deadline established by the Committee. The Committee may establish rules limiting the frequency with which participants may withdraw and re-enroll in the plan and may establish a waiting period for participants wishing to re-enroll.

Holding Period. The Committee may permit or require that shares purchased under the ESPP be deposited in the name of the participant with a broker designated by the Company and may require that the shares be retained for a specified period of time. Unless otherwise provided by the Committee, shares acquired under the ESPP must be held by the participant until three months after the date of exercise of the purchase right.

New Plan Benefits. Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the Company common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the ESPP is approved by the stockholders. Non-employee directors are not eligible to participate in the ESPP.

U.S. Federal Income Tax Consequences

The ESPP, and the right of participants to make purchases thereunder, should qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the applicable Entry Date and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of (i) the excess of the amount received upon such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the Entry Date. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.

The foregoing is only a summary of the effect of U.S. federal income taxation upon participants and the Company with respect to the ESPP based on the U.S. federal income tax laws in effect as of the date of this Proxy Statement. It is not intended to be exhaustive and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable or the gift, estate, or any tax law other than U.S. federal income tax law. Because individual circumstances may vary, the Company advises all recipients to consult their own tax advisor concerning the tax implications of participation in the ESPP.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of the additional shares of common stock under the Restated Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended as soon as practicable after approval of the amended and restated ESPP by our stockholders.

Vote Required

Approval of the ESPP requires the affirmative vote of the holders of a majority of the shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal No. 5 for it to be approved).

Our Board recommends a vote “FOR” the approval of the Amended and Restated 2011 Employee Stock Purchase Plan.

PROPOSAL NO. 6

APPROVAL OF THE SUPPORT.COM, INC.

THIRD AMENDED AND RESTATED 2010 EQUITY AND

PERFORMANCE INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve the amendment and restatement of the Second Amended and Restated 2010 Stock Plan, or “2010 Stock Plan” (such plan, after the amendment and restatement contemplated by this proxy statement, will be the Third Amended and Restated 2010 Equity and Performance Incentive Plan, referred to in this proposal as the “Restated Plan”). The purpose of amending the 2010 Stock Plan is (i) to increase the number of shares of common stock available for issuance under the Restated Plan by 2,000,000 shares, (ii) to extend the term of the 2010 Stock Plan, which otherwise expires on May 19, 2020, so that the Restated Plan will continue until terminated by the Board in its discretion, and (iii) to eliminate obsolete provisions while adding other provisions consistent with certain compensation and governance best practices (as summarized below). The Company’s Board adopted the Restated Plan subject to and effective upon stockholder approval at the Annual Meeting.

Summary of Proposed Amendments

The Restated Plan includes the following amendments which reflect our commitment to effective management of incentive compensation and are described more fully under the heading “Summary of the Restated Plan”:

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Plan Limits. The aggregate number of shares of common stock that may be issued under the Restated Plan is 8,250,000 shares, plus the number of shares relating to prior awards under the 2000 Omnibus Equity Incentive Plan that expire or are forfeited or cancelled after May 19, 2010, plus the increase in the number of shares available for grant that was approved by our Board as an equitable adjustment for the extraordinary dividend paid on December 26, 2019 (1,655,553 shares), plus the 2,000,000 additional shares approved by the Board subject to and effective upon stockholder approval pursuant to this proposal. The shares available for issuance under the Restated Plan remain subject to the following strict limitations:

Fungible Share Counting. Each share of common stock issued pursuant to an award other than stock options or SARs reduces the aggregate share limit by 1.6 shares.

No Liberal Share Recycling. Only shares with respect to awards that expire or are forfeited or cancelled, or shares that were covered by an award the benefit of which is paid in cash instead of shares, will again be available for issuance under the Restated Plan. The following shares will not be added back to the aggregate plan limit: shares tendered in payment of the option exercise price; shares withheld by us to satisfy the tax withholding obligation; and shares that are repurchased by us with stock option proceeds. Further, all shares covered by a stock appreciation right (“SAR”) that is exercised and settled in shares shall be considered issued or transferred pursuant to the Restated Plan, whether or not all shares are actually issued to the participant upon exercise of the right.

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Limits on Director Compensation. The Restated Plan includes an annual limit on outside director compensation (cash and equity) of $500,000 per year.

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Repricing. The Restated Plan clarifies that the existing prohibition of repricing of stock options and stock appreciation rights without stockholder approval applies to the cancellation of underwater stock options and stock appreciation rights in return for cash or the grant of new awards.

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Dividend Equivalents. The Restated Plan clarifies that dividend equivalents on unvested stock unit awards may be paid only if, when and to the extent that the underlying stock units vest. The value of dividends, dividend equivalents, and other distributions payable or distributable with respect to any unvested shares or unvested stock unit awards that do not vest will be forfeited.

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Obsolete Provisions. Provisions that would have enabled certain awards to qualify for an exemption from a tax deduction limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) if otherwise eligible, including per person annual award limits and a limited menu of approved performance goals, have been deleted from the Restated Plan in light of the repeal of the performance-based compensation exemption under the Tax Cuts and Jobs Act, enacted on December 22, 2017. The deleted provisions (including an annual limit on the number of stock options or stock appreciation rights that can be granted to a participant of one million, as adjusted) are described below under the heading “Summary of Restated Plan.”

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Plan Term. The Restated Plan provides that the Board may terminate the Restated Plan at any time and removes the existing ten-year term limit except as applicable to the award of stock options intended to qualify for tax purposes as “incentive stock options.”

Why We Believe You Should Vote for this Proposal

The Company’s Board believes that we need to extend the term of the 2010 Stock Plan beyond its current expiration date of May 19, 2020 to avoid the loss of an essential incentive and retention compensation tool during an especially uncertain economic time. The Board also believes that additional shares are necessary to allow the Company to attract and incentivize new employees and executives, retain and motivate existing personnel, compensate our current and new employees in part with equity in order to conserve our cash resources, and better align our employees’ compensation interests with both their individual and our corporate performance. Without the additional shares, the Board believes that the current share pool (2,909,189 shares available for grant as of April 13, 2020) would be exhausted within the next 36 months. The Board also believes that absent merger and acquisition activity, the required hiring of a senior officer or other extraordinary events, the additional shares should be sufficient for the Company to offer equity awards in line with our historical grant practices for 5 to 6 years. In determining the number of additional shares to request under the Restated Plan, our Compensation Committee evaluated our historical and projected burn rates under our equity plans, the stockholder value transfer cost of our outstanding equity grants and the overhang cost associated with our outstanding awards. The Board also believes that other amendments in the Restated Plan, including the addition of limitations on director compensation, are consistent with current compensation and governance best practices.

Current Usage. The following includes aggregated information regarding the overhang and dilution associated with all of the Company’s equity plans and the potential stockholder dilution that will result if our proposed share authorization under the Restated Plan is approved. The information is as of April 13, 2020:

Description	2010 Stock Plan	Inducement Plan	Total
Number of Stock Options and Restricted Stock Units Outstanding	1,409,569	120,000	1,529,569
Weighted Average Exercise Price outstanding of Options Outstanding	$1.60	$2.17	$2.05
Weighted Average Remaining Life of Options Outstanding	6.21	8.40	7.30
Number of Full-Value Awards Outstanding	1,657,940	120,000	1,777,940
Number of Shares Available for Grant	2,909,189	708,267	3,617,456
Number of Common Shares Outstanding			19,053,854

Current Dilution	14%
Proposed Additional Shares	2,000,000
Dilution with Proposed Additional Shares	18.79%

Other Information:

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Based on the closing price on Nasdaq for our common stock on April 13, 2020 of $1.19 per share, the aggregate market value as of April 13, 2020 of the 2,000,000 shares requested for issuance under the Restated Plan was $2,380,000.

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In calendar years 2017, 2018 and 2019, we granted awards under the 2010 Stock Plan covering 533,380 shares, 390,905 shares, and 243,348 shares, respectively. The table below sets forth the number of stock unit and stock option awards granted and the weighted-average number of shares of common stock outstanding during each year. There were no stock appreciation right awards or restricted share awards during each year.

	2019	2018	2017
Stock Unit Awards Granted	243,348	90,905	102,880
Stock Options Grants	0	300,000	430,500
Weighted-Average Common Stock Outstanding	19,004,559	18,842,088	18,640,070

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In determining the number of shares to request for approval under the Restated Plan, our Compensation Committee received advice from management relative to recent share usage and other criteria.

Summary of the Restated Plan

The Restated Plan authorizes our Board to provide equity-based compensation in the form of stock options, appreciation rights, restricted stock, restricted stock units (“RSUs”), performance shares, performance units, and other awards for the purpose of providing our directors, officers, other employees and consultants incentives and rewards for superior performance. The following description of the Restated Plan is only a summary of its principal terms and provisions and is qualified by reference to the full text of the Restated Plan attached as Appendix C to this proxy statement.

Shares Available. For a summary of the shares available under the Restated Plan and a description of the Restated Plan limits, see the subsection titled “Plan Limits” in the section “Summary of Proposed Amendments” above.

Eligibility. Executive officers, certain key employees or consultants of ours or our subsidiaries, our non-employee directors, and any person who has agreed to commence serving in any of those capacities within 90 days of the date of grant may be selected by our Board to receive benefits under the Restated Plan. As of April 13, 2020, this includes approximately one executive officer, 1,013 employees and three non-employee directors. Any person who provides services to us or a subsidiary that are substantially equivalent to those typically provided by an employee may also be eligible to participate in the Restated Plan.

Stock Options. We may grant stock options that entitle the optionee to purchase shares of common stock at a price not less than the market value per share at the date of grant. The closing price of common stock on Nasdaq on April 13, 2020, was $1.19 per share. The option price is payable in cash, check or wire transfer at the time of exercise; by the transfer to us of shares of common stock owned by the participant having a value at the time of exercise equal to the option price; by delivery of an irrevocable direction to a securities broker to sell shares of common stock and to deliver all or part of the sale proceeds to us in payment; by a combination of such payment methods; or by such other method as may be approved by our Board. To the extent permitted by law, any grant of a stock option may provide for deferred payment of the option price from the proceeds of a sale through a bank or broker of some or all of the shares of common stock to which the exercise relates.

Stock options will be evidenced by an award agreement containing such terms and provisions, consistent with the Restated Plan, as our Board may approve. No stock option may be exercisable more than 10 years from the date of grant. Each grant will specify the period of continuous service with us or any subsidiary that is necessary before the stock options become exercisable. No stock option may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on the stock option. A grant of stock options may provide for the earlier vesting of such stock options in the event of the retirement, death or disability of the participant, or a change of control. Successive grants may be made to the same participant whether or not stock options previously granted remain unexercised. Any grant of stock options may specify management objectives (as described below) that must be achieved as a condition to exercising such rights.

The number of shares which may be issued under the Restated Plan pursuant to the exercise of tax-qualified incentive stock options (ISOs) may not exceed 1,934,600 (as equitably adjusted for the extraordinary dividend paid on December 26, 2019).

SARs. A SAR is a right, exercisable by the surrender of a related stock option (if granted in tandem with stock options) or by itself (if granted as a free-standing SAR), to receive from us an amount equal to 100%, or such lesser percentage as the Board may determine, of the spread between the base price (or option exercise price if a tandem SAR) and the value of our shares of common stock on the date of exercise. Any grant may specify that the amount payable on exercise of a SAR may be paid by us in cash, in shares of common stock, or in any combination of the two, and may either grant to the participant or retain in our Board the right to elect among those alternatives.

SARs will be evidenced by an award agreement containing such terms and provisions, consistent with the Restated Plan, as our Board may approve. Any grant of a tandem SAR will provide that it may be exercised only at a time when the related stock option is also exercisable, at a time when the spread is positive, and by surrender of the related stock option for cancellation. A grant of SARs may provide for the earlier vesting of such SARs in the event of the retirement, death or disability of the participant, or a change of control. Successive grants of a tandem SAR may be made to the same participant regardless of whether any tandem SARs previously granted to the participant remain unexercised. Each grant will specify in respect of each free-standing SAR a base price that will be equal to or greater than the market value per share on the date of grant. No free-standing SAR granted under the Restated Plan may be exercised more than 10 years from the date of grant. No SAR may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on the SAR.

Restricted Stock. A grant of restricted stock involves the immediate transfer by us to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares.

Restricted stock that vests upon the passage of time will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. Each such grant or sale of restricted stock will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the restricted stock will be prohibited or restricted in the manner and to the extent prescribed by our Board at the date of grant. Our Board may provide for a shorter period during which the forfeiture provisions are to apply in the event of the retirement, death or disability of the grantee, or a change of control.

Any grant of restricted stock may specify management objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any grant of restricted stock may also specify, in respect of any applicable management objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of restricted stock on which restrictions will terminate if performance is at or above the minimum level or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives.

Grants of restricted stock will be evidenced by an award agreement containing such terms and provisions, consistent with the Restated Plan, as our Board may approve. Any grant or sale of restricted stock will require that any or all dividends or other distributions paid with respect to the restricted stock during the period of restriction be automatically deferred and reinvested in additional shares of restricted stock, which will be subject to the same restrictions as the underlying award.

RSUs. A grant of RSUs constitutes an agreement by us to deliver shares of common stock or cash to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the restriction period as our Board may specify. During the applicable restriction period, the participant will have no rights of ownership in the shares of common stock deliverable upon payment of the RSUs and will have no right to vote the shares of common stock. Our Board may, at the date of grant, authorize the payment of dividend equivalents on RSUs on either a current, deferred or contingent basis, either in cash or in additional shares of common stock. However, dividends or other distributions on shares of common stock underlying RSUs with restrictions that lapse as a result of the achievement of management objectives or other conditions will be subject to restrictions and risk of forfeiture to the same extent as the respective RSUs.

Any grant of RSUs may specify management objectives that, if achieved, will result in termination or early termination of the restriction period applicable to such shares. Any grant of RSUs may also specify, in respect of any applicable management objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of RSUs for which the restriction period will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives. Additionally, our Board may provide for a shorter restriction period in the event of the retirement, death or disability of the grantee, or a change of control.

Performance Shares and Performance Units. A performance share is the equivalent of one common share and a performance unit is the equivalent of $1.00 or such other value as determined by our Board. A participant may be granted any number of performance shares or performance units, subject to the limitations set forth above. The participant will be given one or more management objectives to meet within a specified period (the “Performance Period”). The specified Performance Period will be a period of time not less than one year, except in the case of the retirement, death or disability of the grantee, or a change of control, if our Board so determines.

Each grant of performance shares or performance units may specify, in respect of the relevant management objectives, a minimum acceptable level or levels of achievement and will set forth a formula for determining the number of performance shares or performance units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives.

To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by our Board. Our Board may, at the date of grant of performance shares, provide for the payment of dividend equivalents to participant either in cash or in additional shares of common stock, subject in all cases to deferral on a contingent basis based on the participant’s earning of the performance shares with respect to which such dividend equivalents are paid.

Performance shares and performance units will be evidenced by an award agreement containing such terms and provisions, consistent with the Restated Plan, as our Board may approve. Each grant will specify the number of performance shares or performance units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors.

Awards to Non-Employee Directors. Our Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to non-employee directors of stock options, SARs or other awards and may also authorize the grant or sale of shares of common stock, restricted stock or RSUs to non-employee directors. Each grant of an award to a non-employee director will be upon such terms and conditions as approved by our Board. Each such grant will not be required to be subject to any minimum vesting period and will be evidenced by an award agreement in such form as will be approved by our Board. Each grant will specify in the case of stock options, an option price per share, and in the case of a free-standing SAR, a base price per share, each of which will not be less than the market value per share on the date of grant. Each stock option and free-standing SAR granted under the Plan to a non-employee director will expire not more than 10 years from the date of grant and will be subject to earlier termination as hereinafter provided. If a non-employee director subsequently becomes an employee of our company or a subsidiary while remaining a member of our Board, any award held under this Plan by such individual at the time of such commencement of employment will not be affected. Non-employee directors may be awarded or may be permitted to elect to receive all or any portion of their annual retainer, meeting fees or other fees in shares of common stock, restricted stock, RSUs or other awards under the Restated Plan in lieu of cash. Assuming our stockholders approve the proposed amendments in the Restated Plan, the amount of cash plus the grant date fair value of all awards granted under the Plan to any outside director as compensation for services during any twelve (12)-month period may not exceed $500,000.

Other Awards. Our Board may, subject to limitations under applicable law, grant to any participant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities; other rights convertible or exchangeable into shares of common stock; purchase rights for shares of common stock; awards with value and payment contingent upon our performance or specified subsidiaries, affiliates or other business units of ours or any other factors designated by our Board; and awards valued by reference to the book value of shares of common stock or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of ours.

Our Board will determine the terms and conditions of the other awards. Cash awards, as an element of or supplement to any other award granted under the Restated Plan, may also be granted as another award. Share-based other awards are not required to be subject to any minimum vesting periods. Our Board may grant shares of common stock as a bonus, or may grant other awards in lieu of our obligation or a subsidiary’s obligation to pay cash or deliver other property under the Restated Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by our Board in a manner that complies with Section 409A of the Code.

Management Objectives.

The Restated Plan requires that the Board establish “Management Objectives” for purposes of performance shares and performance units, if and when used. When so determined by the Board, stock options, SARs, restricted stock, RSUs, dividend credits or other awards under the Restated Plan may also specify management objectives. Management objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or of the subsidiary, division, department, region or function within the company or subsidiary in which the participant is employed. The management objectives may be made relative to the performance of one or more other companies or subsidiaries, divisions, departments, regions or functions within such other companies, and may be made relative to an index or one or more of the performance objectives themselves.

If our Board determines that a change in the business, operations, corporate structure or capital structure of our company, or the manner in which we conduct our business, or other events or circumstances render the management objectives unsuitable, our Board may in its discretion modify such management objectives or the related level or levels of achievement, in whole or in part, as our Board deems appropriate and equitable.

Qualified Performance-Based Compensation.

Under the Restated Plan, provisions that would have enabled certain awards to qualify for an exemption from a tax deduction limitation under Section 162(m) of the Code if otherwise eligible, including per person annual award limits and a limited menu of approved performance goals, have been deleted in light of the repeal of the “qualified performance-based compensation” exemption under the Tax Cuts and Jobs Act, enacted on December 22, 2017.

Prior to the elimination of these provisions, no participant could be granted stock options or SARs, in the aggregate, for more than 1,000,000 shares of common stock during any calendar year; awards of restricted stock, RSUs, performance shares or other stock-based awards intended to qualify as “qualified performance-based compensation” under Section 162(m), in the aggregate, for more than 1,000,000 shares of common stock during any calendar year; or awards of performance units or other awards payable in cash intended to qualify as “qualified performance-based compensation” under Section 162(m) having an aggregate maximum value in excess of $5,000,000 (these limits do not reflect equitable adjustments approved by the Board for the extraordinary dividend paid on December 26, 2019).

Administration. The Restated Plan will be administered by our Board, which may from time to time delegates all or any part of its authority under the Restated Plan to the Compensation Committee of our Board (or a subcommittee thereof), as constituted from time to time. Our Board or the Compensation Committee may authorize one or more of our officers to designate employees (other than Section 16 officers) to receive awards under the Restated Plan and determine the size of any such awards. When we refer herein to actions taken or determinations made by our, we also mean such actions taken and decisions made by any committee, officer or officers authorized to administer the Plan or to make awards.

Amendments. Our Board may at any time and from time to time amend the Restated Plan in whole or in part. However, if an amendment to the Restated Plan would materially increase the benefits accruing to participants under the Restated Plan, would materially increase the number of securities which may be issued under the Restated Plan, would materially modify the requirements for participation in the Restated Plan, or must otherwise be approved by our stockholders in order to comply with applicable law or the rules of Nasdaq (or our applicable securities exchange), then such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

If permitted by Section 409A of the Code, in case of termination of the employment of a participant by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, our Board may accelerate the vesting of any unvested awards that the participants holds at the time of such termination. Our Board may also waive any other limitation or requirement under any such award.

Our Board may amend the terms of any awards granted under the Restated Plan prospectively or retroactively. Except in connection with certain corporate transactions described in the Restated Plan, no amendment will impair the rights of any participant without his or her consent.

Our Board may, in its discretion, terminate the Restated Plan at any time. Termination of the Restated Plan will not affect the rights of participants or their successors under any outstanding awards and not exercised in full on the date of termination.

No Repricing of Stock Options or SARs. Except in connection with certain corporate transactions described in the Restated Plan, the terms of outstanding awards may not be amended to reduce the option price of outstanding stock options or the base price of outstanding SARs, or cancel outstanding underwater stock options or SARs in exchange for cash, other awards or stock options or SARs with an option price or base price, as applicable, that is less than the option price of the original stock options or base price of the original SARs, as applicable, without stockholder approval.

Tax Withholding. The Compensation Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations.

Transferability. Except as otherwise determined by our Board, no stock option, SAR or other derivative security granted under the Restated Plan will be transferable by the participant except by will or the laws of descent and distribution, and in no event will any such award granted under the Restated Plan be transferred for value. Our Board may provide at the date of grant additional restrictions on transfer for certain shares of common stock earned under the Restated Plan.

Effective Date and Termination. The Restated Plan will be effective as of the date the Restated Plan is approved by our stockholders and will continue until terminated by the Board, in its discretion. However, no ISOs may be granted under the Restated Plan after the tenth anniversary of the adoption of the Restated Plan.

Federal Income Tax Consequences

The following is a brief summary of some of the federal income tax consequences of certain transactions under the Restated Plan based on federal income tax laws. This summary is not intended to be complete and does not describe state, local or foreign tax consequences.

Tax Consequences to Participants

Non-Qualified Stock Options. In general: (1) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (2) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (3) at the time of sale of the shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of common stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received on the exercise.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

RSUs. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received.

Tax Consequences to the Company or Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Section 162(m) of the Code generally disallows a deduction for federal income tax purposes to any publicly-traded corporation for any remuneration in excess of $1 million paid in any taxable year to its Chief Executive Officer (“CEO”) and each of the three non-CEO most highly-compensated executive officers (other than, prior to 2018, its chief financial officer (“CFO”)) (the “Covered Employees”). However, compensation which qualifies as “performance-based” is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the corporation’s shareholders, although this exception is severely limited beginning in 2018, as described below. The 2010 Equity and Performance Incentive Plan included provision for certain long-term incentive awards designed to meet the definition of performance-based compensation under Section 162(m) which, if otherwise eligible, could qualify for the performance-based exception to the $1 million deduction limit. However, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals in the best interest of the Company, we did not previously limit executive compensation to amounts deductible under Section 162(m) if the Compensation Committee determined that doing so is in the best interests of the Company.

The Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modified Section 162(m) and, among other things, eliminated the performance-based exception to the $1 million deduction limit effective as of January 1, 2018. As a result, beginning in 2018, compensation paid to certain executive officers in excess of $1 million will generally be non-deductible whether or not it is performance-based. In addition, beginning in 2018, Covered Employees will include any individual who served as the CEO or CFO at any time during the taxable year and the three other most highly compensated officers (other than the CEO and CFO) for the taxable year, and once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment.

The Tax Cuts and Jobs Act includes a transition rule under which the changes to Section 162(m) described above will not apply to compensation payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified after that date. To the extent applicable to our existing contracts and awards, the Compensation Committee may avail itself of this transition rule. However, because of uncertainties as to the application and interpretation of the transition rule, no assurances can be given at this time that our existing contracts and awards, even if in place on November 2, 2017, will meet the requirements of the transition rule. Moreover, the Compensation Committee does not limit its actions with respect to executive compensation to preserve deductibility under Section 162(m) if the Compensation Committee determines that doing so is in the best interests of the Company.

New Plan Benefits

No new grants have been made requiring stockholder approval. With respect to future grants under the Restated Plan, it is not possible to determine specific amounts and types of awards that may be awarded in the future under the Restated Plan, because the grant and actual settlement of awards will be discretionary.

Aggregate Past Grants Under the Restated Plan

In accordance with SEC rules, the following table sets forth summary information with respect to the number of shares of common stock subject to stock option and stock unit awards made under the Restated Plan to the Company’s named executive officers, all current executive officers as a group, directors, associates of such executive officers, directors and nominees, each other person who received or is to receive 5% of such stock options and all employees (other than executive officers) as a group as of April 13, 2020.

Individual or Group	Number of Shares Underlying Stock Option and Restricted Stock Unit Awards
Richard Bloom	418,490
President and Chief Executive Officer
Joshua E. Schechter	118,490
Chairperson
Bradly Radoff	118,490
Director
Brian Kelley	118,490
Director
All current executive officers as a group	187,612
All current directors who are not executive officers as a group	355,470
All nominees for election as a director	-
Each associate of any such director, executive officer or nominees	330,666
Each other person who received or is to receive 5% of such awards	-
All employees, including current officers who are not executive officers as a group	1,352,428

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of the additional shares of common stock under the Restated Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended as soon as practicable after approval of the Restated Plan by our stockholders.

Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Plan Information
As of December 31, 2019

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans approved by security holders (1)	944,556	$1.87	3,622,573
Equity Compensation Plans not approved by security holders (2)	120,000	$1.17	708,267
Total	1,064,556	$1.57	4,330,840

(1)
This is the 2010 Stock Plan. Stock options, restricted stock, RSUs or stock appreciation rights may be awarded under the 2010 Stock Plan.

(2)
This is the Inducement Plan.

Vote Required

Approval of the Restated Plan requires the affirmative vote of the holders of a majority of the shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal No. 6 for it to be approved).

BOARD RECOMMENDATION

Our Board recommends a vote “FOR” the approval of the Third Amended and Restated 2010 Equity and Performance Incentive Plan.

Appendix A

SECTION 382 TAX BENEFITS PRESERVATION PLAN
by and between
SUPPORT.COM, INC.
and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent,

Dated as of August 21, 2019

Exhibit A -
Amended and Restated Certificate of Designation of Series B Junior Participating Preferred Stock
Exhibit B -
Form of Right Certificate
Exhibit C -
Form of Summary of Rights

SECTION 382 TAX BENEFITS PRESERVATION PLAN

SECTION 382 TAX BENEFITS PRESERVATION PLAN (this “Agreement”), dated August 21, 2019, between Support.com, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”).

RECITALS:

WHEREAS, the Company and certain of its Subsidiaries have generated certain Tax Benefits (as hereinafter defined) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as hereinafter defined), and the Treasury Regulations (as hereinafter defined) promulgated thereunder, and thereby preserve its ability to utilize such Tax Benefits, and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on August 21, 2019, the Board of Directors of the Company (the “Board”) authorized and declared a dividend of one right (a “Right”) for each share of the Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined herein) on September 3, 2019 (the “Record Date”), each Right representing the right to purchase, upon the terms and subject to the conditions herein, one one-thousandth of a share of Preferred Stock (as defined below) of the Company (each one one-thousandth of a share, a “Unit”), and (ii) further authorized the issuance, upon the terms and subject to the conditions herein, of one Right with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (each as defined herein) (or thereafter in accordance with Section 21 hereof).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound hereby, the parties hereby agree as follows:

Section1. Definitions.

For purposes of this Agreement, the following terms shall have the meanings indicated:

(a) “Acquiring Person” means any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, as calculated pursuant hereto, but shall not include:

(i) any Exempt Person;

(ii) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

(iii) any Existing Holder unless and until such Existing Holder acquires Beneficial Ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of this Agreement (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) at a time when such Existing Holder is still the Beneficial Owner of 4.99% or more of shares of the Common Stock of the Company then outstanding, in which case such Person shall be an Acquiring Person;

(iv) any Person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company Beneficially Owned by such Person to 4.99% or more of the shares of Common Stock of the Company then outstanding;provided, however, that, if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding by reason of acquisition of shares by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) and shall, after the first public announcement by the Company of such share acquisitions by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), becomes the Beneficial Owner of any additional shares (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) of Common Stock of the Company and immediately thereafter is the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, then such Person shall be an Acquiring Person; or

(v) any Person who or which, within ten (10) Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification reduces such Person’s, together with its Affiliates’ and Associates’, Beneficial Ownership to less than 4.99% of the shares of Common Stock then outstanding;provided, however, that (x) if the Person requested to so certify fails to do so within ten (10) Business Days or breaches or violates such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period or such breach or violation or (y) if the Person together with its Affiliates and Associates fails to reduce Beneficial Ownership to less than 4.99% within ten (10) Business Days following such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period;

provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to or after the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person, unless and until such Person shall again become an Acquiring Person.

In determining whether a Person owns 4.99% or more of the shares of Common Stock of the Company then outstanding, for all purposes of this Agreement, all of the Common Stock of the Company Beneficially Owned by such Person shall be taken into account in the numerator and, for purposes of the denominator, any calculation of the number of shares of Common Stock outstanding at any particular time shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder. Without limiting the foregoing, any Person (other than a “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) shall be treated as the Beneficial Owner of 4.99% or more shares of the Common Stock of the Company then outstanding if, in the determination of the Board, that Person would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382). Notwithstanding anything to the contrary set forth herein, any shares of Common Stock of which a Person or any Affiliate or Associate becomes the Beneficial Owner pursuant to an equity compensation award granted to such Person by the Company or as a result of an adjustment by the Company to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof shall, solely for purposes of determining the number of shares of Common Stock of which such Person or any Affiliate or Associate is the Beneficial Owner at any time, not be included in (x) the calculation of the number of shares of Common Stock outstanding or (y) the particular percentage of the number of shares of Common Stock of which such Person and/or any Affiliate or Associate of such Person is the Beneficial Owner.

(b) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person (other than an Exempt Person or an Existing Holder), any other Person whose Common Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382;provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d) A Person shall be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates (A) directly or indirectly has the right to vote or dispose of, alone or in concert with others, or (B) is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, including, with respect to both clause (A) and clause (B), pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(l) of the Treasury Regulations;provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to result in the rights, options or warrants being treated as exercised on the date of their acquisition or transfer under Section 382;

(ii) which such Person or any of such Person’s Affiliates or Associates owns, directly or indirectly, or has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (including, without limitation, within the meaning of Section 382) or otherwise;provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) any shares of Common Stock by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such shares of Common Stock, except to the extent that upon the issuance, acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations, (B) securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (C) securities issuable upon the exercise or exchange of Rights;

(iii) which are owned, directly or indirectly, by any other Person, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person or any of such other Person’s Affiliates or Associates for the purpose of acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(l) of the Treasury Regulations; and

(iv) to the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of securities, if such Person would be deemed to constructively own such securities pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, such Person owns such securities pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(l) of the Treasury Regulations, or such securities are otherwise aggregated with securities owned by such Person, pursuant to the provisions of Section 382;

provided, however, that (i) a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; (ii) nothing in this definition will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of forty (40) calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case; (iii) subject to Section 1(d)(iv), above, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (A) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such Person, and (B) such securities would not be deemed constructively or otherwise owned by a single “entity,” in each case, for purposes of Section 382; and (iv) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to Beneficially Own pursuant to this Section 1(d) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement and any such tender, voting or support agreement entered into in connection therewith.

(e) “Appropriate Officer” shall have the meaning set forth in Section 19(b).

(f) “Board” shall have the meaning set forth in the recitals.

(g) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(h) “Close of Business” on any given date shall mean 5:00 P.M. New York City time, on such date;provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i) “Code” shall have the meaning set forth in the preamble.

(j) “Common Stock.” when used with reference to the Company, shall mean the common stock (presently $0.0001 par value per share) of the Company. “Common Stock,” when used with reference to any Person other than the Company, shall mean shares of the capital stock with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the entity which ultimately controls such first-mentioned Person. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) are entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, have the power to remove the general partner or partners.

(k) “Company” shall have the meaning set forth in the preamble.

(l) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(m) “Current Market Price” shall have the meaning set forth in Section 11(d).

(n) “Current Value” shall have the meaning set forth in Section 11(a)(iii).

(o) “Distribution Date” shall have the meaning set forth in Section 3(a).

(p) “Equivalent Preferred Securities” shall have the meaning set forth in Section 11(b).

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended,

(r) “Excess Exchange Shares” shall have the meaning set forth in Section 23.

(s) “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Agreement by the Company, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person.

(t) “Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting solely in their fiduciary capacity, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any entity or trustee organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (iii) any Person who the Board determines, in its sole discretion, prior to the time such Person would otherwise be an Acquiring Person, should be permitted to become the Beneficial Owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires Beneficial Ownership of shares of Common Stock of the Company in excess of the Exempted Number (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) in which case such Person shall be an Acquiring Person;provided, however, that the Board may make such exemption subject to such conditions, if any, which the Board may determine, and (iv) any Person who is a transferee from the estate of an Exempt Person and who receives Common Stock of the Company as a bequest or inheritance from such Exempt Person, but only for so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock of the Company.

(u) “Expiration Date” shall mean the earliest of (i) the date on which all of the Rights are redeemed as provided in Section 22, (ii) the date on which the Rights are exchanged as provided in Section 23, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board, in its sole discretion, determines will provide protection for the Company’s Tax Benefits similar to that provided by this Agreement, (iv) the Close of Business on the effective date of the repeal of Section 382 (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines in its sole discretion, that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the date on which the Board otherwise determines, in its sole discretion, that this Agreement is no longer necessary to preserve the Tax Benefits, and (vi) the beginning of a taxable year of the Company to which the Board determines in its sole discretion, that no Tax Benefits may be carried forward.

(v) “Final Expiration Date” shall mean the earliest of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2020 annual meeting of stockholders, if at such stockholder meeting a proposal to approve this Agreement has not been passed by the affirmative vote of the majority of the votes cast at the 2020 annual meeting of stockholders or any other meeting of stockholders of the Company duly held prior to August 21, 2020, and (ii) August 21, 2022, provided that neither (i) nor (ii) shall apply if a Distribution Date has occurred in advance of the effectiveness of either (i) or (ii).

(w) “NASDAQ” shall mean the NASDAQ Stock Market or any of its listing venues.

(x) “NYSE” shall mean the New York Stock Exchange.

(y) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, or any group of persons making a “coordinated acquisition” of shares of Common Stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(l) of the Treasury Regulations or otherwise for purposes of Section 382, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity.

(z) “Preferred Stock” shall mean shares of Series B Junior Participating Preferred Stock, par value $0.0001 per share, of the Company having the voting powers, designations, preferences and relative rights described in the Amended and Restated Certificate of Designation, Preferences and Rights set forth in Exhibit A hereto, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series B Junior Participating Preferred Stock.

(aa) “Purchase Price” shall have the meaning set forth in Section 7(b).

(bb) “Record Date” shall have the meaning set forth in the recitals.

(cc) “Redemption Price” shall have the meaning set forth in Section 22(a).

(dd) “Right” shall have the meaning set forth in the preamble.

(ee) “Rights Agent” shall have the meaning set forth in the preamble.

(ff) “Right Certificate” shall have the meaning set forth in Section 3(a).

(gg) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii).

(hh) “Section 382” shall mean Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(ii) “Securities Act” shall mean the Securities Act of 1933, as amended.

(jj) “Share Equivalents” shall have the meaning set forth in Section 11(a)(iii).

(kk) “Stock Acquisition Date” shall mean the first date of a public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such; provided that, if such Person is determined by the Board not to be or have become an Acquiring Person, then no Stock Acquisition Date shall be deemed to have occurred.

(ll) “Subsidiary” of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect or appoint a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

(mm) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

(nn) “Summary of Rights” shall have the meaning set forth in Section 3(b).

(oo) “Tax Benefits” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any direct or indirect Subsidiary thereof.

(pp) “Trading Day” shall have the meaning set forth in Section 11(d)(i).

(qq) “Treasury Regulations” shall mean final and temporary (but not proposed) regulations of the U.S. Department of the Treasury promulgated under the Code, as such regulations may be amended from time to time.

(rr) “Triggering Event” shall mean any Section 11(a)(ii) Event.

(ss) “Trust” shall have the meaning set forth in Section 23(a).

(tt) “Trust Agreement” shall have the meaning set forth in Section 23(a).

(uu) “Unit” shall have the meaning set forth in the recitals.

Section2. Appointment of Rights Agent

.. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts this appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agents and any co-Rights Agents shall be as the Company shall determine and the Company shall promptly notify the Rights Agent of such duties. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any co-Rights Agent.

Section3. Issuance of Right Certificates.

(a)            Until the Close of Business on the earlier to occur of (i) the tenth (10th) calendar day after the Stock Acquisition Date or (ii) the tenth (10th) calendar day (or such later time as determined by the Board but in no event later than the time such Person becomes an Acquiring Person) after the date of the commencement by any Person of a tender or exchange offer, upon the successful consummation of which such Person, together with its Affiliates and Associates, would be an Acquiring Person (irrespective of whether any shares are actually purchased pursuant to such offer), or in the case of clause (ii) such later date specified by the Board which date shall not be later than the date specified in clause (i) (the earliest of such dates being referred to herein as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for the shares of Common Stock of the Company registered in the names of the holders of the shares of Common Stock of the Company (which certificates for shares of Common Stock of the Company shall be deemed also to be certificates for Rights) or, with respect to shares of Common Stock of the Company not represented by certificates, the Rights related thereto will be evidenced by the notation on the records of the Company representing these shares, and, in each case, not by separate certificates, (y) the registered holders of shares of Common Stock of the Company shall also be the registered holders of the associated Rights, and (z) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will, if requested to do so by the Company and provided with all necessary information and documents, at the expense of the Company, send, by first-class, postage prepaid mail, to each record holder of shares of Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of the holder shown on the records of the Company, a certificate in substantially the form of Exhibit B (the “Right Certificate”) evidencing the Rights underlying the shares of Common Stock of the Company so held, provided, that all procedures relating to actions to be taken or information to be provided with respect to Rights recorded in uncertificated or book-entry form, and all requirements with respect to the form of any Right Certificate set forth in this Agreement, may be modified as necessary or appropriate to reflect uncertificated or book-entry ownership subject to the prior written consent of the Rights Agent. As of and after the Distribution Date, the Rights will be evidenced solely by the Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if notification is given orally, the Company shall confirm the same in writing on or prior to the next succeeding Business Day. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) As soon as practicable following the Record Date, the Company will send a copy of the Summary of the Terms of the Rights, substantially in the form attached hereto as Exhibit C (the “Summary of Rights”), by postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.

(c) Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for shares of Common Stock of the Company shall also constitute the surrender for transfer of the Rights associated with the shares of Common Stock represented thereby and the transfer of shares of Common Stock on the records of the Company shall also constitute the transfer of the Rights associated with the shares.

(d) Certificates issued for shares of Common Stock of the Company (including, without limitation, certificates issued upon transfer or exchange of shares of Common Stock of the Company) after the Record Date, but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date, shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

“This certificate also evidences and entitles the holder to certain rights (the “Rights”) as set forth in a Section 382 Tax Benefits Preservation Plan by and between Support.com, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent), dated as of August 21, 2019, as from time to time amended, extended or renewed (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of record of this certificate a copy of the Plan, without charge, within ten Business Days (as defined in the Plan) after receipt of a written request therefor. Under certain circumstances, as provided in the Plan, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Plan) or any purported subsequent holder of such Rights will become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.”

In the case of the initial transaction statement or subsequent period statements with respect to shares of Common Stock of the Company not represented by certificates (including, without limitation, upon transfer or exchange of Common Stock) after the Record date, but prior to the earlier of the Distribution Date or the Expiration Date, registration of such shares in the Company’s share register shall be deemed also to be evidence of such Rights, and such statements will include a legend in substantially the following form:

“The registration in the share register of Support.com of the shares of common stock to which this initial transaction or subsequent periodic statement relates also evidences and entitles the registered holder of such shares to certain rights (the “Rights”) as set forth in a Section 382 Tax Benefits Preservation Plan by and between Support.com, Inc. and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent), dated as of August 21, 2019, as from time to time amended, extended or renewed (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by such registration. The Company will mail to the holder of this statement a copy of the Plan, without charge, within ten Business Days (as defined in the Plan) after receipt of a written request therefor. Under certain circumstances, as provided in the Plan, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Plan) or any purported subsequent holder of such Rights will become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.”

The failure to print the foregoing legend on any such certificate, initial transaction statement or subsequent period statement representing shares of Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 4. Form of Right Certificates; Notice to Rights Agent as to Acquiring Person.

(a)            The Right Certificates (and the forms of election to purchase shares and forms of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which do not affect the rights, liabilities, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any law, rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates evidencing the Rights, whenever issued, on their face shall entitle the holders thereof to purchase, for each Right, one Unit, at the Purchase Price, but the number and type of shares or other property holders thereof shall be entitled to purchase and the Purchase Price, shall be subject to adjustment as provided in this Agreement.

(b) Notwithstanding any other provision of this Agreement, any Right Certificate that represents Rights that may be or may have been at any time on or after the Distribution Date beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (or any purported transferee of such Rights) may have impressed on, printed on, written on or otherwise affixed to it the following legend:

“The beneficial owner of the Rights (the “Rights”) represented by this Right Certificate may be an Acquiring Person or an Affiliate or Associate (as such terms are defined in the Section 382 Tax Benefits Preservation Plan by and between Support.com, Inc. and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent), dated as of August 21, 2019, as from time to time amended, extended or renewed (the “Plan”)) of an Acquiring Person or a subsequent holder of a Right Certificate beneficially owned by such Persons (as defined in the Plan). Accordingly, under certain circumstances as provided in the Plan, this Right Certificate and the Rights represented hereby will be null and void.”

The provisions of this Agreement shall be operative whether or not the foregoing legend is imprinted on any such Right Certificate. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person.

Section 5. Countersignature and Registration.

(a)            The Right Certificates shall be duly executed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, General Counsel or any Vice President of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary, Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, manually or by in facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, the Right Certificates nevertheless may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed the Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign the Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b) Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept books for registration and transfer of the Right Certificates issued hereunder. The books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates, and the certificate numbers for each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)            Subject to the provisions of Section 4(b), Section 7(e) and Section 13(b), at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates may be (a) transferred or (b) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Units (and/or other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for this purpose, accompanied by a signature guarantee by an “Eligible Guarantor Institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” (a “signature guarantee”) and such other documentation as the Rights Agent may reasonably request. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder thereof shall have (i) properly completed and signed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate, (ii) provided a signature guarantee and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. Thereupon or as promptly as practicable thereafter, the Company shall prepare, execute and deliver to the Rights Agent, and the Rights Agent shall countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation to take any action under this Section 6 unless and until the Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid.

(b) Subject to Section 7(d), Section 7Section 7(e) or as otherwise provided in this Agreement, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, accompanied by a signature guarantee and such other documentation as the Company or the Rights Agent may reasonably request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver to the Rights Agent a new Right Certificate of like tenor for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company may require the owner of any lost, stolen or destroyed Right Certificate, or his legal representative, to give the Company a bond sufficient to indemnify the Company and the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)            Subject to Section 7(d), Section 7(e) or as otherwise provided in this Agreement, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole at any time or in part from time to time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purposes together with payment of the Purchase Price (defined below), or portion thereof, as applicable, with respect to each Unit or Units (and/or other securities or property in lieu thereof) as to which the Rights are exercised, subject to adjustment as hereinafter provided, at or prior to the earlier of the Expiration Date and the Final Expiration Date.

(b) The purchase price shall initially be $3.00 for each Unit issuable pursuant to the exercise of a Right. The purchase price and the number of Units (and/or other securities or property, as the case may be) to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11. (The purchase price, after giving effect to any adjustments, shall be referred to as the “Purchase Price.”) The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c).

(c) Except as provided in Section 7(d) and Section 7(e), upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment of the Purchase Price, or the applicable portion thereof, for the Units (and/or other securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge, by cash, certified check or official bank check payable to the order of the Company or the Rights Agent, the Rights Agent shall thereupon promptly (i)(A) requisition from the Company or any transfer agent for the Units, certificates for the number of Units so elected to be purchased or, in the case of shares of Units not represented by certificates, requisition from the Company or any transfer agent therefor a notice setting forth such number of Units to be purchased for which registration will be made in the Company’s share register, and the Company will comply and hereby authorizes and directs the transfer agent or shall cause the transfer agent (if the Rights Agent is not also the transfer agent) to comply with all such requests or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Preferred Stock underlying the Units issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing the number of Units as are to be purchased (in which case certificates for the shares of Preferred Stock underlying the Units represented by the receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 13(b) and (iii) promptly after receipt of the Units certificates or depositary receipts, as the case may be, cause the same to be delivered to or upon the order of the registered holder of the Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt promptly deliver the cash to or upon the order of the registered holder of the Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that those other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement and the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii), as applicable. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return the Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the Rights represented by the Right Certificate no longer include the rights provided by Section 11(a)(ii) and, if less than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii). In case the holder of any Right Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of the Right Certificate or the holder’s duly authorized assigns, subject to the provisions of Section 13(b).

(d) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person (or any Affiliate or Associate thereof), (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives those Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in the Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of those Rights shall have any rights whatsoever with respect to those Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use its best efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

Section 8. Cancellation and Destruction of Right Certificates.

All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy the cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Shares of Preferred Stock.

(a)            The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose or shares of Preferred Stock not reserved for another purpose held in its treasury, the number of Units that, as provided in this Agreement, will be sufficient to permit the exercise in full of all outstanding Rights;provided, however, that the Company shall not be required to reserve and keep available Units sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Section 11(a)(ii) or Section 11(a)(iii) unless, and only to the extent that, the Rights become exercisable pursuant to such adjustments.

(b) The Company shall (i) use its best efforts to cause, from and after the Distribution Date, the Rights and all Units (and/or following the occurrence of a Triggering Event, shares of Common Stock of the Company or other securities, as the case may be) issued or reserved for issuance upon exercise thereof to be listed or admitted to trading on the NYSE, NASDAQ or another national securities exchange, and (ii) if then necessary to permit the offer and issuance of such Units, shares of Common Stock of the Company and/or other securities, as the case may be, register and qualify such Units (or shares of Common Stock of the Company or other securities, as the case may be) under the Securities Act and any applicable state securities or “blue sky” laws (to the extent exemptions therefrom are not available), cause the related registration statement and qualifications to become effective as soon as possible after filing and keep such registration statement and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the expiration of the 60-day period referred to in Section 11(a)(ii), the Expiration Date or the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(b) and give the Rights Agent a copy of such announcement. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred or such suspension is still in effect, as the case may be. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not otherwise be permitted under applicable law or a registration statement under the Securities Act (if required) shall not have been declared effective.

(c) The Company covenants and agrees that it will take all such action as may be necessary to insure that all Units (or shares of Common Stock or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Units (or shares of Common Stock of the Company or other securities) subject to payment of the Purchase Price (or the applicable portion thereof) in respect thereof, be duly and validly authorized and issued and fully paid and nonassessable Units (and/or shares of Common Stock and other securities, as the case may be) in accordance with applicable law.

(d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Units (or shares of Company Stock of the Company or other securities or property, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company and the Rights Agent shall not be required to issue or deliver a Right Certificate or certificate for Units (and/or shares of Common Stock of the Company or other securities or property, as the case may be) to a Person other than the registered holder until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due.

Section 10. Securities Issuable Upon Exercise

.. Each Person in whose name any certificate for Units (or shares of Common Stock of the Company or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units (or shares of Common Stock or other securities, as the case may be) represented thereby on, and the certificate shall be dated, the date upon which the Right Certificate evidencing these Rights was duly surrendered and payment of the Purchase Price, or the applicable portion thereof (and any applicable taxes and governmental charges), was made;provided, however, that if the date of such presentation and payment is a date upon which the transfer books for the Units (or shares of Common Stock of the Company or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such Units (or shares of Common Stock of the Company or other securities) on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for the Units (or shares of Common Stock of the Company or other securities) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Right shall be exercisable, including without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustments to Number and Kind of Securities or Other Property, Number of Rights or Purchase Price.

The number and kind of securities or other property subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

(a) (i)            In the event that the Company shall at any time after the date of this Agreement (A) declare or pay any dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of PreferredStock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for the dividend or of the effective date of the subdivision, split, combination, consolidation or reclassification, and the number of Units and the number and kind of other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number of Units and/or the number and kind of other securities as the case may be, which, if the Right had been exercised immediately prior to such date, whether or not such Right was then exercisable, and at a time when the transfer books for the Preferred Stock (or other capital stock, as the case may be) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of the dividend, subdivision, split, combination consolidation or reclassification. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(ii).

(i) In the event any Person at any time becomes an Acquiring Person (this event being referred to as a “Section 11(a)(ii) Event”), then, subject to Section 22(a) and Section 23, and except as otherwise provided in Section 7(e), each holder of a Right shall, for a period of sixty days (or such longer period as may be established by the Board) after the later of the occurrence of any such event and the effective date of an appropriate registration statement under the Securities Act pursuant to Section 9, have a right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the Purchase Price (or the applicable portion thereof) such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such right was then exercisable), and (y) dividing that product by 50% of the Current Market Price per share of Common Stock of the Company on the date of such first occurrence (such number of shares of Common Stock is called the “Adjustment Shares”);provided, however, that the Purchase Price and the number of Adjustment Shares shall be further adjusted as appropriate to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company, or as provided in this Agreement to reflect any other events, occurring after the date of such first occurrence; and provided, further, that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock of the Company that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the total number of shares of Common Stock of the Company then outstanding. If a holder would, but for the previous clause, be entitled to receive a number of shares of Common Stock of the Company (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of Common Stock of the Company on the date of the occurrence of a Section 11(a)(ii) Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.

(ii) In the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Restated Certificate of Incorporation but not outstanding and which are not reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights for shares of Common Stock of the Company in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, to the extent permitted by applicable laws, each Right shall thereafter represent the right to receive, upon exercise thereof at the Purchase Price, (x) a number of shares of Common Stock of the Company (up to the maximum number of shares of Common Stock of the Company which may be permissibly issued), and (y) a number Units so that, when added together, the numbers in clauses (x) and (y) equal the number of Adjustment Shares. In the event the number of shares of Common Stock and Preferred Stock which are authorized by the Company’s Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is insufficient to permit the exercise in full of the Rights in accordance with the prior sentence and the Rights shall become so exercisable, to the extent permitted by applicable law, the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and that value shall be conclusive for all purposes; and (B) with respect to each Right, upon exercise of such Right, issue shares of Common Stock of the Company and Units to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock or Units are not so available, make adequate provision to substitute for the Adjustment Shares not received upon exercise of such Right: (1) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to the shares of Common Stock of the Company, are deemed in good faith by the Board to have substantially the same value as one share of Common Stock of the Company (such shares are herein called “Share Equivalents”) and whose determination shall be conclusive for all purposes);(2) debt securities of the Company;(3) other assets;(4) cash; or (5) any combination of the foregoing as determined by the Board, having a value which, when added to the value of the number of the shares of Common Stock of the Company and Units actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized independent investment banking firm selected by the Board;provided, however, if the Company shall not have made adequate provision to deliver shares of Common Stock, Units and Share Equivalents pursuant to Section 11(a)(ii), the prior sentence of this paragraph and clause (B) above within 50 days following the Stock Acquisition Date, then, to the extent permitted by applicable law, the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), Units or Share Equivalents and then, if necessary, cash, debt securities, or other assets (in that order) which shares, units, cash, debt securities and/or other assets have an aggregate value equal to the excess of the Current Value over the Purchase Price, and provided, further, that the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this Section 11(a)(iii) to the extent the Company determines the receipt thereof could limit the Company’s ability to utilize the Tax Benefits. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock, Units or Share Equivalents could be authorized for issuance upon exercise in full of the Rights, the 50 day period set forth above may be extended to the extent necessary, but not more than 120 days after the Stock Acquisition Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or Shares Equivalents (such 50 day period, as it may be extended, is called the “Substitution Period”), To the extent that the Company determines that some action need be taken pursuant to the foregoing provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that this action shall apply uniformly to all outstanding and exercisable Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the foregoing provisions of this Section 11(a)(iii) and, if necessary, to determine the value thereof In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with a prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Unit, each share of Common Stock of the Company and the per share or unit value of any Share Equivalent shall be deemed to equal the Current Market Price of a share of Common Stock of the Company thereof as of the Stock Acquisition Date.

(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after this record date) shares of Preferred Stock and/or securities having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Securities”) or securities convertible into Preferred Stock or Equivalent Preferred Securities at a price per share of Preferred Stock or per unit of Equivalent Preferred Securities (or having a conversion price per share or unit, if a security convertible into Preferred Stock or Equivalent Preferred Securities) less than the Current Market Price per share of Preferred Stock on the record date, the Purchase Price to be in effect after the record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or units of Equivalent Preferred Securities (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at that Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or units of Equivalent Preferred Securities to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case the subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of the non-cash consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and units of Equivalent Preferred Securities owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. This adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if the record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation, merger or share exchange in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on the record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock;provided, however, that in no event shall the consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. These adjustments shall be made successively whenever such a record date is fixed; and in the event that the distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i)            For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), and subject to Section 11(d)(ii), the “Current Market Price” per share of stock or unit of other securities on any date shall be deemed to be the average of the daily closing prices per share of such stock or unit of other securities for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date;provided, however, that in the event that the Current Market Price per share of any stock or unit of other securities is determined during a period following the announcement by the issuer of that stock or other security of (i) any dividend or distribution on such stock or other securities (other than a regular quarterly cash dividend and other than the Rights), or (ii) any subdivision, split, combination or reclassification of that stock or other securities, and prior to the expiration of the requisite 30 Trading Day period, the ex-dividend date for the dividend or distribution, or the record date for the subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of securities listed or admitted to trading on the NYSE or NASDAQ or, if the shares of stock or units of any other securities are not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of other securities listed on the principal national securities exchange on which the shares of stock or units of other securities are listed or admitted to trading or, if the shares of stock or units of other security are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board or any other system then in use, or, if on any such date the shares of such stock or units of such other security are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such stock or other securities selected by the Board;provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such securities is a non-U.S. securities exchange, then the closing price foreach day shall be determined by using the customary convention for determining the closing price of a security on such exchange as determined by the Board (in which event the exchange rate of the relevant currency into U.S. dollars for each Trading Day (as defined below) shall be determined by the Board). The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of such stock or units of other securities are listed or admitted to trading is open for the transaction of business or, if the shares of such stock or other units of such security are not listed or admitted to trading on any national securities exchange, a Business Day; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such security is a non-U.S. securities exchange, then “Trading Day” shall mean a day on which such non-U.S. securities exchange is open for the transaction of business. Subject to Section 11(d)(ii) with respect to Units, if such stock or unit of other securities is not publicly held or not so listed, traded or quoted, “Current Market Price” per share or other unit of such securities shall mean the fair value per share of stock or other unit of such securities as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(i) For the purpose of any computation hereunder, the “Current Market Price” per Unit shall be determined in the same manner as set forth above in paragraph (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per Unit cannot be determined in the manner provided above because the Units are not publicly held, listed or traded or quoted in a manner described in paragraph (i) of this Section 11(d), the “Current Market Price” per Unit shall be conclusively deemed to be an amount equal to the Current Market Price per share of the Common Stock of the Company. If neither the shares of Common Stock of the Company nor the Units are listed or traded or quoted as described in Section 11(d)(i), “Current Market Price” per share thereof shall mean the fair value per share of Common Stock of the Company as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price;provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Unit or share of Common Stock or any other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Final Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Units, thereafter the number of the other securities so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock and/or Units contained in Section 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Section 7, 9, 10 and Section 13 with respect to the shares of Preferred Stock and/or Units shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units (and/or other securities) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest one-thousandth) equal to the quotient obtained by (i) multiplying (x) the number of Units covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of Units for which a Right may be exercised, to adjust the number of Rights, in lieu of any adjustment in the number of Units purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any date thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to the registered holders of Right Certificates on the record date Right Certificates evidencing, subject to Section 13, the additional Rights to which the holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such registered holders in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the registered holders of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, attributable to the Units, shares of Common Stock or other securities issuable upon exercise of the Rights, the Company shall use best efforts to take any corporate action, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Units, shares of Common Stock or other securities at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the Units and/or other securities of the Company, if any, issuable upon such exercise over and above the Units and/or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment;provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive the additional Units and/or other securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock or Common Stock, (ii) issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Current Market Price, (iii) issuance wholly for cash or shares of Common Stock, Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock or Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock or Preferred Stock, shall not be taxable to such stockholders.

(n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22, Section 23 or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o) Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the shares of Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision or split the outstanding shares of Common Stock of the Company into a greater number of shares of Common Stock of the Company or (iii) combine or consolidate the outstanding shares of Common Stock of the Company into a small number of shares or effect a reverse split of the outstanding shares of Common Stock of the Company, then in any such case, each share of Common Stock outstanding following payment of such dividend, such subdivision, split, combination, consolidation or issuance shall continue to have one Right (as adjusted as otherwise provided herein) associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock of the Company outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock of the Company outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certification of Adjustments

.. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth the adjustment and a reasonably detailed statement of facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the shares of Common Stock and Preferred Stock a copy of the certificate, and (c) if a Distribution Date has occurred, mail or cause the Rights Agent to mail a brief summary thereof to each registered holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of record of shares of Common Stock) in accordance with Section 25. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment. The Rights Agent shall be fully protected in relying on such certificate, shall have no duty or liability with respect to any adjustment therein contained, and shall not be deemed to have knowledge of any adjustment or events related thereto unless and until it shall have received such certificate. Subject to the preceding sentence, any adjustment to be made pursuant to Section 11 shall be effective as of the date of the event giving rise to the adjustment.

Section13. Fractional Rights and Fractional Shares.

(a)            The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. Units may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that the agreement shall provide that the holders of the depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Units represented by the depositary receipts. In lieu of such fractional Rights, the Company shall pay to the holders of record of the Right Certificates with regard to which the fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then Current Market Value of a whole Right.

(b) The Company shall not be required to issue fractions of Units or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Units or other securities. In lieu of issuing fractions of Units or other securities, the Company shall pay to the registered holders of Right Certificates at the time the Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the then Current Market Value of a Unit or other securities, as the case may be.

(c) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or fractional Unit or other fractional securities (other than the fractional shares of Preferred Stock represented by Units) upon exercise of a Right.

(d) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient funds to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 14. Rights of Action

.. All rights of action in respect of this Agreement, except those rights of action vested in the Rights Agent pursuant to Section 17 and Section 19, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, any shares of Common Stock), may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by the Right Certificate in the manner provided in the Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

Section 15. Agreement of Right Holders

.. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common Stock of the Company;

(b) from and after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein properly completed and duly executed;

(c) subject to Section 6 and Section 7(e), the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or, with respect to shares of Common Stock not represented by a certificate the associated notation on the Company’s share register) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate, if any, made by anyone other than the Company or the Rights Agent or the transfer agent of the shares of Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company, its directors, officers, employees and agents nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or by reason of any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, regulatory or administrative agency or commission, prohibiting or otherwise restraining performance of such obligation.

Section 16. Right Certificate Holder Not Deemed a Stockholder

.. No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of shares of Common Stock, Preferred Stock, Units or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 17. Concerning the Rights Agent.

(a)            The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement of its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder.

(b) The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, damage, liability, demand, judgment, fine, penalty, claim, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent as each must be determined by final non-appealable judgment of a court of competent jurisdiction, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance of, administration of and performance of its duties under this Agreement, including reasonable attorneys’ fees and expenses and the costs and expenses of defending against any claim of liability in the premises.

(c) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by in connection with its administration and performance of this Agreement in reliance upon any Right Certificate, certificate for shares of Common or Preferred Stock, Units or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where expressly required hereunder, guaranteed, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth herein. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice.

The provisions of this Section 17 and Section 19 shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits, even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement (other than by reason of gross negligence, bad faith or willful misconduct, in each case as determined by a non-appealable judgment of a court of competent jurisdiction) will be limited to the amount of fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

Section 18. Merger or Consolidation or Change of Name of Rights Agent.

(a)            Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 19. Duties of Rights Agent

.. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it, subject to Section 17(b) and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the General Counsel, any Vice President of the Company, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company (each, an “Appropriate Officer”) and delivered to the Rights Agent; and such certificate shall be complete and full authorization and protection to the Rights Agent, and, subject to Section 17(b) the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct, as each is determined by a final non-appealable judgment by a court of competent jurisdiction.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (including in the case of uncertificated shares, by notation in the Company’s share register reflecting ownership), except as to the fact that it has countersigned the Rights Certificates, or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereon); nor shall it be liable nor responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Section 11 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock (or other securities, as the case may be) will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from an Appropriate Officer, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and, subject to 17(b), the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the advice or instructions of any such officer.

(h) The Rights Agent and any stockholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent and such Persons from acting in any other capacity for the Company or for any other Person.

(i) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 of such certificate, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company and the Rights Agent shall not be liable for its failure to act or any delay in acting in compliance with this clause (i).

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent and for which the Rights Agent shall be compensated by the Company pursuant to Section 17(a)) or in the exercise of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof, as each is determined by a final, non-appealable court judgment of a court of competent jurisdiction.

(l) The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(m) The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.

(n) The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights.

(o) The Rights Agent may rely on, and be fully authorized and protected in acting or failing to act in reliance upon, (a) any guaranty of signature by an “Eligible Guarantor Institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

Section 20. Change of Rights Agent

.. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, to the extent the Right Agent is not the transfer agent of the shares of Common Stock, to each such transfer agent by registered or certified mail. The Company shall notify the registered holders of any such change in Rights Agent. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days’ notice in writing, mailed to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the shares of Common Stock by registered or certified mail, and to the registered holders of the Right Certificates by mail. In the event a transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice to holders. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States so long as such Person is in good standing, is authorized to do business in such state, is authorized under such laws to exercise stockholder services powers, is subject to supervision or examination by federal or state authority and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver, if applicable, any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates, if any. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 21. Issuance of New Right Certificates

.. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale;provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22. Redemption.

(a)            The Board may, at its option, at any time prior to the earlier of (x) the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if the tenth (10th) calendar day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (y) the Close of Business on the Final Expiration Date, direct the Company to, and if directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right (the total amount paid to any holder of Rights to be rounded up to the nearest $0.01), as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the date (such redemption price being hereinafter referred to as the “Redemption Price”).

(b) Immediately upon the action of the Board directing the Company to make the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and each such holder of the then outstanding Rights by mailing such notice to the Rights Agent and to each such holders at such holder’s last address as it appears upon the registry books of the Rights Agent, or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made, unless such notice is mailed together with such payment.

In the case of a redemption permitted under Section 22(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights (with prompt written notice thereof to the Rights Agent) and (ii) mailing payment of the Redemption Price to each registered holder of the Rights at each such holder’s last address as it appears on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.

Section 23. Exchange.

(a)            The Board may, at its option, at any time after the later of the Stock Acquisition Date or the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Stock of the Company at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”);provided, however, that in connection with any exchange effected pursuant to this Section 23, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this Section 23 that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the Stock Acquisition Date or Distribution Date, as applicable, multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 23, the Board may enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

(b) Immediately upon the action of the Board authorizing the exchange of any Rights pursuant to Section 23(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Common Stock (or Units, as applicable) equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice to the Rights Agent);provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of exchange will state the method by which the exchange of shares of Common Stock (or Units, as applicable) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

(c) In any exchange pursuant to this Section 23, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of Common Stock not reserved for any other purpose to exchange all of the outstanding Rights shall, substitute Units or Share Equivalents for some or all of the shares of Common Stock exchangeable for Rights, at the initial rate of one Unit or Share Equivalent for each share of Common Stock.

(d) The Board shall not authorize any exchange transaction referred to in Section 23(a) unless at the time such exchange is authorized there shall be sufficient shares of Common Stock (and/or Units or Unit Equivalents) issued but not outstanding, or authorized but unissued, to permit the exchange of Rights as contemplated in accordance with this Section 23.

Section 24. Notice of Proposed Actions.

(a)            In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend to the holders of record of its shares of Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its shares of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of record of its shares of Preferred Stock options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for shares of Preferred Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, (iii) to effect any reclassification of its shares of Preferred Stock or any recapitalization or reorganization of the Company, (iv) to effect any consolidation, combination or merger with or into, or any share exchange with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and, to the extent feasible, each registered holder of a Right Certificate in accordance with Section 25, a written notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, combination, merger, share exchange, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of record of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b) In case a Section 11(a)(ii) Event is proposed, then, in any such case, the Company shall, as soon as practicable thereafter, give to the Rights Agent and to each registered holder of Rights, to the extent feasible, in accordance with Section 25, notice of the occurrence of such event or proposal of such transaction which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii), upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

Section 25. Notices

.. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the registered holder of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if in writing and when sent by first- class mail, postage prepaid, addressed or by nationally recognized overnight courier (until another address is filed in writing with the Rights Agent) as follows:

Support.com, Inc.
900 Chesapeake Drive, 2nd Floor
Redwood City, CA 94063
Attention: General Counsel
Fax: (650) 556-1194

with a copy (which will not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP
2550 Hanover Street
Palo Alto, CA 94304-1115
Attention: James J. Masetti, Esq.
Fax: (650) 233-4545

Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed or a nationally recognized courier service (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.
8742 Lucent Blvd., Suite 225
Highlands Ranch, CO 80129
Attention: Client Services

with a copy (which shall not constitute notice) to:

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the registered holder of any Right Certificate or Right shall be sufficiently given or made if in writing and when sent by mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent.

Section 26. Supplements and Amendments

.. Subject to extension by the Board by amendments, prior to the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may in its sole and absolute discretion and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement (including without limitation amendments that increase or decrease the Purchase Price or Redemption Price or accelerate or extend the Final Expiration Date or the period in which Rights may be redeemed), without the approval of any holders of the Rights or shares of Common Stock. From and after the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than any interest an Acquiring Person or an Affiliate or Associate of an Acquiring Person has other than as a holder of Rights). Upon the delivery of a certificate from an Appropriate Officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Prior to the Stock Acquisition Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock. Notwithstanding anything contained herein to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. In addition, notwithstanding anything to the contrary in this Agreement, no supplement or amendment to this Agreement shall be made that extends the Expiration Date. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.

Section 27. Successors

.. All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28. Benefits of this Agreement

.. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock).

Section 29. Governing Law

.. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 30. Counterparts

.. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 31. Descriptive Headings

.. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions.

Section 32. Severability

.. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company pursuant to the requirements of Section 25 of this Agreement; and provided, further, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.

Section 33. Determination and Actions by the Board, etc

.. Except with respect to the rights, immunities, duties or obligations of the Rights Agent hereunder, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations or judgments deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or to amend this Agreement) or otherwise contemplated by this Agreement. All such actions, calculations, interpretations, judgments and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Right Certificates. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 34. Force Majeure

.. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

Section 35. Further Assurance

.. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

SUPPORT.COM, INC.

By:	/s/ Richard Bloom
Name: Richard Bloom
Title: President and Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT

By:	/s/
Name
Title

[Signature Page to Section 382 Tax Benefits Preservation Plan]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

SUPPORT.COM, INC.

By:	/s/ Richard Bloom
Name: Richard Bloom
Title: President and Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT

By:	/s/ Patrick Hayes
Name: Patrick Hayes
Title: Vice President & Manager

[Signature Page to Section 382 Tax Benefits Preservation Plan]

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATION
OF
SERIES B JUNIOR PARTICIPATING PREFERRED STOCK
OF
SUPPORT.COM, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

_______________________________________

The undersigned, Richard Bloom, the President and Chief Executive Officer of Support.com, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of the Delaware, as amended (the “DGCL”), does hereby certify:

That pursuant to the authority granted by Article IV of the Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate of Incorporation”), and in accordance with Section 151 of the DGCL, the Board of Directors of the Corporation (hereinafter being referred to as the “Board of Directors” or the “Board”), at a meeting duly called and held on April 20, 2016, adopted resolutions authorizing the creation and issuance of a series of preferred stock designated as the “Series B Junior Participating Preferred Stock,” none of which shares have been issued;

That the Certificate of Designation for the Series B Junior Participating Preferred Stock (the “Certificate of Designation”) was filed with the Secretary of State for the State of Delaware and became effective on April 21, 2016.

That pursuant to the authority granted by the Restated Certificate of Incorporation, and in accordance with Section 151 of the DGCL, the Board of Directors, at a meeting duly called and held on August 21, 2019, adopted the following resolutions amending and restating the Certificate of Designation:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation, the Certificate of Designation for the Series B Junior Participating Preferred Stock shall be amended and restated in its entirely, and the designation and number of shares constituting such series, and the rights, powers, preferences, privileges and restrictions relating to such series, in addition to any set forth in the Restated Certificate of Incorporation, shall be as follows:

1.           Designation and Amount. The shares of such series shall be designated as “Series B Junior Participating Preferred Stock” (the “Series B Preferred Stock”) and the number of shares constituting the Series B Preferred Stock shall be 150,000. Such number of shares may be increased or decreased by resolution of the Board of Directors prior to issuance; provided, that no decrease shall reduce the number of shares of the Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series B Preferred Stock; provided, further, that if more than a total of 150,000 shares of Series B Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Tax Benefits Preservation Plan, dated as of August 21, 2019, by and between the Corporation and Computershare Trust Company, N.A., as Rights Agent, the Board of Directors of the Corporation, pursuant to Section 151(g) of the DGCL, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 of the DGCL, providing for the total number of shares of Series B Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

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2.
Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Corporation (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends, the holders of shares of the Series B Preferred Stock, in preference to the holders of common stock, par value $0.0001 per share, of the Corporation (the “Common Stock”) and of any other stock of the Corporation ranking junior to the Series B Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year, or such other dates as the Board of Directors shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series B Preferred Stock (the “Issue Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of the Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time after the Issue Date (A) declare and pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (ii) of the first sentence of this Section 2(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

(b) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); and the Corporation shall pay such dividend or distribution on the Series B Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart;provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Quarterly Dividend Payment Date.

(a) Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3.           Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

(b) Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Restated Certificate of Incorporation or required by law, each share of Series B Preferred Stock shall entitle the holder thereof to 1000 votes on all matters upon which the holders of the Common Stock of the Corporation are entitled to vote. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

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(b) Except as otherwise provided herein, in the Restated Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) (i)                                   If at any time dividends on any Series B Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series B Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of the Corporation shall, as soon as may be practicable, call a special meeting of holders of Series B Preferred Stock for the purpose of electing such members of the Board. Such special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

(ii) During any period when the holders of Series B Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then, and during such time as such right continues, (a) the then authorized number of Directors shall be increased by two, and the holders of Series B Preferred Stock, voting as a separate series, shall be entitled to elect the additional Directors so provided for, and (b) each such additional Director shall serve until the next annual meeting of stockholders for the election of Directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(c).

(iii) A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series B Preferred Stock entitled to vote in an election of such Director.

(iv) If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series B Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board shall call a special meeting of the holders of Series B Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of such vacancy.

(v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series B Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(c), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series B Preferred Stock to vote as provided in this Section 3(c) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series B Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

(c) Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.
Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

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(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock or rights, warrants or options to acquire such junior stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued, without designation as to series until such shares are once more designated as part of a particular series of Preferred Stock by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

6. Liquidation, Dissolution or Winding Up.

(d) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of the Common Stock or of shares of any other stock of the Corporation ranking junior, either as to dividends or upon liquidation, dissolution or winding up, to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $1000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity either as to dividends or upon liquidation, dissolution or winding up with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series B Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Corporation shall at any time after the Issue Date (A) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

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(e) Neither the merger, consolidation or other business combination of the Corporation into or with another entity nor the merger, consolidation or other business combination of any other entity into or with the Corporation (nor the sale, lease, exchange or conveyance of all or substantially all of the property, assets or business of the Corporation) shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7. Consolidation Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property (payable in kind), then in any such case each share of Series B Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

8. No Redemption. The shares of Series B Preferred Stock shall not be redeemable from any holder.

9. Rank. The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series B Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock.

10. Amendment. At such time as any shares of Series B Preferred Stock are outstanding, if any proposed amendment to the Restated Certificate of Incorporation (including this Certificate of Designation) would materially alter, change or repeal any of the preferences, powers or special rights given to the Series B Preferred Stock so as to affect the Series B Preferred Stock adversely, then the holders of the Series B Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series B Preferred Stock, voting separately as a single class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the DGCL.

11. Fractional Shares. Series B Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.

IN WITNESS WHEREOF, the undersigned have signed and attested this Amended and Restated Certificate of Designation on the 21st day of August, 2019.

SUPPORT.COM, INC.

By:	/s/ Richard Bloom
Name: Richard Bloom
Title: President and Chief Executive Officer

Attest:

/s/ Olivia Mirzoyev
Olivia Mirzoyev, Secretary

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EXHIBIT B
Form of Right Certificate

Certificate No. R-____  ____________ Rights

NOT EXERCISABLE AFTER August 21, 2022, SUBJECT TO EARLIER REDEMPTION OR EXPIRATION PURSUANT TO THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS EVIDENCED BY THIS CERTIFICATE SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE MAY BE AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE (AS DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) OF AN ACQUIRING PERSON OR A SUBSEQUENT HOLDER OF A RIGHT CERTIFICATE BENEFICIALLY OWNED BY SUCH PERSONS. ACCORDINGLY, UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY WILL BE NULL AND VOID.

RIGHT CERTIFICATE

SUPPORT.COM, INC.

This certifies that                                                               , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Tax Benefits Preservation Plan, dated as of August 21, 2019, as amended, restated, renewed or extended from time to time (the “Plan”) between Support.com, a Delaware corporation (“Company”), and Computershare Trust Company N.A., a federally chartered trust company, as Rights Agent (“Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., New York City time, on August 21, 2022, at the office or offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series B Junior Participating Preferred Stock, par value $0.0001 per share, of the Company (a “Unit”), at a purchase price of $3.00, as the same may from time to time be adjusted in accordance with the Plan (“Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and included Certificate duly completed and executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ___________, 20___, based on the Units as constituted at such date.

As provided in the Plan, the Purchase Price and the number of Units which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, shares of Common Stock or other securities other than Units, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Plan.

As more fully set forth in the Plan, from and after the first occurrence of a Section 11(a)(ii) Event (as such term is defined in the Plan), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Plan), (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate), or (iii) under certain circumstances specified in the Plan, a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void without any further action, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event, whether under the Plan or otherwise.

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This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the registered holders of the Right Certificates. Copies of the Plan are on file at the principal executive office of the Company and will be mailed to stockholders upon written request to the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the registered holder to purchase a like aggregate number of Units as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled the holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, the Right Certificate indicating the remaining Rights represented thereby or another Right Certificate or Right Certificates for the number of Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate may be (x) redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the Close of Business on (i) the tenth (10th) calendar day after the Stock Acquisition Date, and (ii) the Final Expiration Date, or under certain other conditions as specified in the Plan, and (y) exchanged, after any Person becomes an Acquiring Person (as such terms are defined in the Plan), at the option of the Board of Directors of the Company, for one share of Common Stock of the Company as set forth in the Plan.

No fractional Units, shares of Common Stock of the Company or other securities (other than fractions of a share of Preferred Stock represented by Units) shall be required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Plan, a holder otherwise entitled to fractions of shares of Common Stock, Units or other securities (other than fractions of a share of Preferred Stock represented by Units) may receive an amount in cash equal to the same fraction of the then current value of a share of Common Stock or such other securities.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Units, shares of Preferred Stock, shares of Common Stock or of any other securities of the Company which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors, or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[remainder of page intentionally left blank]

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal, dated as of ____________ ___, ______.

SUPPORT.COM, INC. By: Name: Title: By: _____________________________ Name: _____________________________ Title: _____________________________

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT By: _____________________________ Name: _____________________________ Title: _____________________________

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Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto

  ___________________________________________________________________________________________________________________________________________________________________________________
(Please print name and address of transferee)

  ___________________________________________________________________________________________________________________________________________________________________________________

______________ Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:
, 20___

Signature

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

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Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1) the Rights evidenced by this Right Certificate
[ ] are
[ ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);
after due inquiry and to the best knowledge of the undersigned, the undersigned
[ ] did
[ ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated:
, 20___

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

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FORM OF ELECTION TO PURCHASE

(To be executed if registered holder desires to Exercise the Right Certificate.)

To: SUPPORT.COM, INC.

The undersigned hereby irrevocably elects to exercise                                                                                                                     Rights represented by this Right Certificate to purchase the number of one one-thousandths of a share of Preferred Stock, shares of Common Stock or other securities issuable upon the exercise of such Rights and requests that certificates representing such share(s) or other securities be issued in the name of:
Please insert social security or other identifying number ________________________________

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the remaining such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number ________________________________

(Please print name and address)

Dated:
, 20___

Signature

(Signature must conform in all respects to the name of holder as written upon the face of the Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

B-6

Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1) the Rights evidenced by this Right Certificate
[ ] are
[ ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);
(2) after due inquiry and to the best knowledge of the undersigned, the undersigned

[ ] did

[ ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated:
, 20___

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

B-7

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) MAY BECOME NULL AND VOID.

SUPPORT.COM, INC.

SUMMARY OF THE TERMS OF THE RIGHTS

TO PURCHASE UNITS OF PREFERRED STOCK

On August 21, 2019, the Board of Directors (the “Board”) of Support.com, Inc., a Delaware corporation (the “Company”), declared a dividend distribution of one purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company, payable to stockholders of record on September 3, 2019, and issuable as of that date. Except in the circumstances described below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, $0.0001 par value, of the Company (“Preferred Stock” and each one one-thousandth of a share of Preferred Stock, a “Unit”) at a price of $3.00 per Unit (the “Purchase Price”). The rights of a holder of a Unit are substantially equivalent to the rights of a holder of a share of Common Stock. The description and terms of the Rights are set forth in a Section 382 Tax Benefits Preservation Plan (the “Plan”) between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”).

The Company has generated substantial operating losses (“NOLs”) in previous years which, under the Internal Revenue Code of 1986 (the “Code”), the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions). However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the treasury regulations promulgated thereunder (“Section 382”), its ability to use these NOLs could be substantially limited or lost altogether. In order to seek to avoid an “Ownership Change” and protect stockholder value, the Board of Directors adopted the Plan.

As discussed below, initially the Rights will not be exercisable, certificates will not be sent to stockholders and the Rights will automatically trade with the Common Stock.

The Rights will be evidenced by Common Stock certificates, and Rights relating to shares of Common Stock not represented by certificates will be represented by notation on the records of the Company, until the close of business on the earlier to occur of (i) the tenth (10th) calendar day after the day on which a public announcement or filing that a person or group of affiliated or associated persons has become an “Acquiring Person,” which is defined as a person who, at any time after the date of the Plan, has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock of the Company then outstanding, subject to certain exceptions as described below, or (ii) the tenth (10th) calendar day (or a later date determined by the Board of Directors of the Company) after the commencement of a tender or exchange offer the consummation of which would result in a person becoming an Acquiring Person (the earlier of these dates is called the “Distribution Date”).

As soon as practicable following a Distribution Date, the Rights Agent will, if requested to do so by the Company, mail separate certificates evidencing the Rights (“Right Certificates”) to holders of record of shares of the Common Stock as of the close of business on the Distribution Date, and those separate certificates alone will evidence the Rights from and after the Distribution Date.

Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding: (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan; (iv) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);(v) any person who the Board determines prior to the time the person would otherwise be an Acquiring Person, should be exempted from being an Acquiring Person; (vi) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Plan, unless and until such person, or any Affiliate of such person, acquires beneficial ownership of any additional shares of Common Stock after the first public announcement by the Company of the adoption of the Plan; (vii) any person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by the person to 4.99% or more of the shares of Common Stock then outstanding, unless and until such person, or any Affiliate of such person, following the first public announcement by the Company of such share acquisition, acquires beneficial ownership of any additional shares of Common Stock (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company); or (viii) any person who or which, within ten (10) business days of being requested by the Company to advise it regarding the same, certifies to the Company that such person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) business days following such certification reduces such person’s (together with its Affiliates’ and Associates’) beneficial ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the person requested to so certify fails to do so within ten (10) business days or breaches or violates such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period or such breach or violation or (y) if the person together with its Affiliates and Associates fails to reduce beneficial ownership to less than 4.99% within ten (10) business days following such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period. In addition, no person shall be an Acquiring Person if the Board shall have affirmatively determined in light of the intent and purposes of the Plan or other circumstances facing the Company, that such person should not be deemed an Acquiring Person. A person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382).

C-1

The Rights are not exercisable until after the Distribution Date. The Rights will expire upon the earliest of (i) the date on which all of the Rights are redeemed as described below, (ii) the date on which the Rights are exchanged as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines, in its sole discretion, will provide protection for the Company’s tax attributes similar to that provided by the Plan, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines, in its sole discretion, that the Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes, (v) the date on which the Board otherwise determines, in its sole discretion, that the Plan is no longer necessary to preserve the Company’s tax attributes, (vi) the beginning of a taxable year of the Company to which the Board determines, in its sole discretion, that none of the Company’s tax attributes may be carried forward, (vii) the Close of Business on the day following the certification of the voting results of the Company’s 2020 annual meeting of stockholders, if at such stockholder meeting a proposal to approve the Agreement has not been passed by the affirmative vote of the majority of the votes cast at the 2020 annual meeting of stockholders or any other meeting of stockholders of the Company duly held prior to August 21, 2020, and (viii) August 21, 2022.

The Purchase Price, and the number of Units, shares of Common Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock; (ii) upon the grant to holders of Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The Purchase Price is also subject to adjustment from time to time in the event of a Common Stock dividend on, or a subdivision or combination of, the shares of Common Stock.

In the event any Person becomes an Acquiring Person, then each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock having a value at the time the person becomes an Acquiring Person equal to twice the Purchase Price. Any Rights that are or were at any time, on or after the Distribution Date, beneficially owned by an Acquiring Person will become null and void. After such an event, to the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise a number of shares of Common Stock to the extent available and then Units or other securities of the Company, assets, or cash, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

No fractional shares of Common Stock or Units will be required to be issued upon exercise of the Rights and, in lieu thereof, a payment in cash equal to the fraction of the then current value of a share of Common Stock may be made.

At any time after a person becomes an Acquiring Person, the Board may exchange all or part of the outstanding Rights (other than those held by an Acquiring Person) for shares of Common Stock at an exchange rate of one share of Common Stock (and, in certain circumstances, a Unit) for each Right. The Company will promptly give public notice of any exchange (although failure to give notice will not affect the validity of the exchange).

At any time until the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

Immediately upon the action of the Board authorizing exchange or redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive (if applicable) the shares of Common Stock of the Company (or Units) issuable in connection with the exchange or the Redemption Price without any interest thereon.

Until the close of business on the tenth (10th) calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Plan after the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Plan in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

The issuance of the Rights should not be taxable to the Company or to stockholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K filed on August 22, 2019. In addition, a copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated in this summary description by reference.

C-2

Appendix B

SUPPORT.COM

AMENDED AND RESTATED

2011 EMPLOYEE STOCK PURCHASE PLAN

Support.com

Amended and Restated 2011 Employee Stock Purchase Plan

1.
Establishment, Purpose And Term Of Plan

1.1. Establishment

  The Support.com Amended and Restated 2011 Employee Stock Purchase Plan (the “Plan”) amends and restates the 2011 Employee Stock Purchase Plan effective upon stockholder approval on [June 5, 2020] (the “Restatement Effective Date”).

1.2. Purpose

  The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments of such section), and the Plan shall be so construed.

1.3. Term of Plan

  The Committee may, in its discretion, terminate the Plan at any time.

2.
Definitions And Construction

2.1. Definitions

  Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company.

(b) “Change in Control” means the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisitiondirectly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(o)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) approval by the stockholders of a plan of complete liquidation or dissolution of the Company; provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(b) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(c) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(d) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(e) “Company” means Support.com, a Delaware corporation, or any successor corporation thereto.

(f) “Compensation” means, with respect to any Offering Period, base wages or salary, overtime, bonuses, commissions, shift differentials, payments for paid time off, payments in lieu of notice, and compensation deferred under any program or plan, including, without limitation, pursuant to Section 401(k) or Section 125 of the Code. Compensation shall be limited to amounts actually payable in cash or deferred during the Offering Period. Compensation shall not include moving allowances, payments pursuant to a severance agreement, termination pay, relocation payments, sign-on bonuses, any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase, stock option or other stock-based compensation plan, or any other compensation not included above.

(g) “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(h) “Employee” means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. If an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract.

(i) “Fair Market Value” means, as of any date:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Committee, in its discretion.

(ii) If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined in good faith by the Committee.

(j) “Non-United States Offering” means a separate Offering covering Eligible Employees of one or more Participating Companies whose Eligible Employees are subject to a prohibition under applicable law on payroll deductions or other local law requirement, as described in Section 11.1(b).

(k) “Offering” means an offering of Stock pursuant to the Plan, as provided in Section 6.

(l) “Offering Date” means, for any Offering Period, the first day of such Offering Period.

(m) “Offering Period” means a period, established by the Committee in accordance with Section 6, during which an Offering is outstanding.

(n) “Officer” means any person designated by the Board as an officer of the Company.

(o) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(p) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(q) “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(r) “Participating Company” means the Company and any Parent Corporation or Subsidiary Corporation designated by the Committee as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Committee shall have the discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.

(s) “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(t) “Purchase Date” means, for any Offering Period, the last day of such Offering Period, or, if so determined by the Committee, the last day of each Purchase Period occurring within such Offering Period.

(u) “Purchase Period” means a period, established by the Committee in accordance with Section 6, included within an Offering Period and on the final date of which outstanding Purchase Rights are exercised.

(v) “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(w) “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any payroll deductions or other funds accumulated on behalf of the Participant and not previously applied to the purchase of Stock under the Plan, and to terminate participation in the Plan at any time during an Offering Period.

(x) “Securities Act” means the Securities Act of 1933, as amended.

(y) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(z) “Subscription Agreement” means a written or electronic agreement, in such form as is specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation or other method of payment authorized by the Committee pursuant to Section 11.1(b).

(aa) “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

(bb) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2. Construction

  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.
Administration

3.1. Administration by the Committee

. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or the Purchase Right, unless fraudulent or made in bad faith. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding and conclusive upon all persons having an interest therein. All expenses reasonably incurred by the Company in the administration of the Plan shall be paid by the Company.

3.2. Authority of Officers

. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has actual authority with respect to such matter, right, obligation, determination or election.

3.3. Power to Adopt Sub-Plans or Varying Terms with Respect to Non-U.S. Employees

The Committee shall have the power, in its discretion, to adopt one or more sub-plans of the Plan and initiate separate Offerings through such sub-plans or otherwise (which need not qualify under Section 423 of the Code) as the Committee deems necessary or desirable to comply with the laws or regulations, tax policy, accounting principles or custom of foreign jurisdictions applicable to employees of a subsidiary business entity of the Company without affecting the qualification of the remainder of the Plan under Section 423 of the Code. Any of the provisions of any such sub-plan or Offerings may supersede the provisions of this Plan, other than Section 4. Except as superseded by the provisions of such sub-plan or Offering, the provisions of this Plan shall govern such sub-plan or Offering. In order to comply with the laws of a foreign jurisdiction, the Committee shall also have the power, in its discretion, to grant Purchase Rights in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable or differ than the terms of Purchase Rights granted to Employees resident in the United States, subject to compliance with Section 423 of the Code.

3.4. Power to Establish Separate Offerings with Varying Terms

 The Committee shall have the power, in its discretion, to establish separate, simultaneous or overlapping Offerings having different terms and conditions and to designate the Participating Company or Companies that may participate in a particular Offering, provided that each Offering shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such section.

3.5. Policies and Procedures Established by the Company

Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan, and (f) prescribe rules, forms and administrative procedures designed to mandate a minimum holding period for shares of Stock acquired under the Plan or to facilitate a “quick sale” and/or 10b5-1 program by Participants in accordance with applicable securities laws. All such actions by the Company shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by Section 3.3 and the regulations under Section 423 of the Code.

3.6. Indemnification

In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.
Shares Subject To Plan

4.1. Maximum Number of Shares Issuable

Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be one million(1,000,000) shares, plus the increase in the number of shares available for issuance under the Plan resulting from the equitable adjustment for the extraordinary dividend paid on December 26, 2019 (50,275), plus an additional one million (1,000,000) shares subject to and effective upon stockholder approval of this amendment and restatement, and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

4.2. Adjustments for Changes in Capital Structure

. Subject to any required action by the stockholders of the Company and the requirements of Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, the limit on the shares which may be purchased by any Participant during an Offering (as described in Section 8) and each Purchase Right, and in the Purchase Price in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5.
Eligibility

5.1. Employees Eligible to Participate

. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

(a) Any Employee who is customarily employed by the Participating Company Group for twenty (20) hours or less per week; or

(b) Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

The Committee may include Employees described above in the category of Eligible Employees to the extent required under local law, subject to compliance with Section 423 of the Code to the extent applicable.

5.2. Exclusion of Certain Stockholders

. Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

5.3. Determination by Company

. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or termination of such status, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

6.
Offerings

The Plan shall be implemented by sequential Offerings of approximately six (6) months duration or such other duration as the Committee shall determine. Offering Periods shall commence on the fifteenth day of May and November of each year and end on the fourteenth day of the next May and November, respectively, occurring thereafter. Notwithstanding the foregoing, the Committee may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the Committee shall so determine in its discretion, each Offering Period may consist of two (2) or more consecutive Purchase Periods having such duration as the Committee shall specify, and the last day of each such Purchase Period shall be a Purchase Date. If the first or last day of an Offering Period or a Purchase Period is not a day on which the principal stock exchange or quotation system on which the Stock is then listed is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period or Purchase Period.

7.
Participation In The Plan

7.1. Initial Participation

(a) Generally. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed written or electronic Subscription Agreement to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) not later than the close of business on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement in the manner permitted or required on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate Company office or representative on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

7.2. Continued Participation

(a) Generally. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1, or (b) terminated employment or otherwise ceased to be an Eligible Employee as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1(a) if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8.
Right To Purchase Shares

8.1. Grant of Purchase Right

On the Offering Date of each Offering Period, each Participant in such Offering Period shall automatically be granted a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by applying the dollar limit in Section 8.2 (as provided below) or (b) the share limit in Section 8.3 (as provided below). The Committee may, in its discretion and prior to the Offering Date of any Offering Period, (i) change the method of, or any of the foregoing factors in, determining the number of shares of Stock subject to Purchase Rights to be granted on such Offering Date, or (ii) specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.

8.2. Calendar Year Purchase Limitation

Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with Section 423(b)(8) of the Code and the regulations thereunder.

8.3. Share Limitation

. Notwithstanding any provision of the Plan to the contrary, no Participant shall purchase more than ten thousand (10,000) shares of Stock during an Offering Period. This limitation may be adjusted by the Committee prior to the start of an Offering Period.

9.
Purchase Price

The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10.
Accumulation Of Purchase Price Through Payroll Deduction

Except as provided in Section 11.1(b) with respect to a Non-United States Offering, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1. Amount of Payroll Deductions

Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each pay day during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each pay day during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first pay day during an Offering) or more than fifteen (15%) percent. The Committee may change the foregoing limits on payroll deductions (but shall not exceed fifteen (15) percent) effective as of any Offering Date.

10.2. Commencement of Payroll Deductions

Payroll deductions shall commence on the first pay day following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3. Election to Decrease or Stop Payroll Deductions

. During an Offering Period, a Participant may elect to decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.” The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects, effective following the first pay day of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such Offering Period unless the Participant withdraws from the Plan as provided in Section 12.1.

10.4. Administrative Suspension of Payroll Deductions

. The Company may, in its discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted

(a) under the Participant’s Purchase Right, or (b) during a calendar year under the limit set forth in Section 8.1. Unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee, suspended payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement either

(i) at the beginning of the next Offering Period if the reason for suspension was clause (a) in the preceding sentence, or (ii) at the beginning of the next Offering Period having a first Purchase Date that falls within the subsequent calendar year if the reason for suspension was clause (b) in the preceding sentence.

10.5. Participant Accounts

. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation (and other amounts received from the Participant in a non-United States Participant pursuant to Section 11.1(b)) shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company. All such amounts received or held by the Company may be used by the Company for any corporate purpose.

10.6. No Interest Paid

. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan or otherwise credited to the Participant’s Plan account.

11.
Purchase Of Shares

11.1. Exercise of Purchase Right

(a) Generally. Except as provided in Section 11.1(b), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

(b) Purchase by Non-United States Participants for Whom Payroll Deductions Are Prohibited by Applicable Law. Notwithstanding Section 11.1(a), and without limiting the Committee’s powers under Section 3.3, where payroll deductions on behalf of Participants who are citizens or residents of countries other than the United States (without regard to whether they are also citizens of the United States or resident aliens) are prohibited by applicable law, the Committee may establish a separate Offering (a “Non-United States Offering”) covering all Eligible Employees of one or more Participating Companies subject to such prohibition on payroll deductions. The Non-United States Offering shall provide another method for payment of the Purchase Price with such terms and conditions as shall be administratively convenient and comply with applicable law. On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose participation in such Offering Period has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock. However, in no event shall the number of shares purchased by a Participant during such Offering Period exceed the number of shares subject to the Participant’s Purchase Right. The Company shall refund to a Participant in a Non-United States Offering in accordance with Section 11.4 any excess Purchase Price payment received from such Participant.

11.2. Pro Rata Allocation of Shares

If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1 or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 8.1, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

11.3. Transfer of Shares

 Subject to any governing rules or regulations, as soon as practicable after each Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form. Notwithstanding the foregoing, the Committee may permit or require that the shares be deposited in the name of the Participant with a broker designated by the Company to maintain accounts on behalf of Participants who have purchased shares under the Plan, and may require that the shares of Stock be retained with such designated broker for a specified period of time. Unless otherwise provided by the Committee, shares acquired by a Participant pursuant to the exercise of a Purchase Right under the Plan must be held by the Participant until three months after the date of exercise of such Purchase Right.

11.4. Return of Plan Account Balance

Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

11.5. Tax Withholding

. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign taxes (including social insurance), if any, required to be withheld by any Participating Company upon exercise of the Purchase Right or upon such disposition of shares, respectively. A Participating Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

11.6. Expiration of Purchase Right

Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7. Provision of Reports and Stockholder Information to Participants

Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total amount credited to his or her Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s common stockholders.

12.
Withdrawal From Plan

12.1. Voluntary Withdrawal from the Plan

A Participant may withdraw from the Plan by signing and delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written or electronic notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company office or representative designated by the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2. Return of Plan Account Balance

Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant’s accumulated Plan account balance which has not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant’s interest in the Plan and the Offering shall terminate. Such amounts to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

13.
Termination Of Employment Or Eligibility

Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the Participant’s Plan account balance which has not been applied toward the purchase of shares of Stock shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s beneficiary designated in accordance with Section 20, if any, or legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

14.
Effect Of Change In Control On Purchase Rights

In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under outstanding Purchase Rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue or substitute for the outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15.
Nontransferability Of Purchase Rights

Neither payroll deductions or other amounts credited to a Participant’s Plan account nor a Participant’s Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. (A beneficiary designation pursuant to Section 20 shall not be treated as a disposition for this purpose.) Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.

16.
Compliance With Securities Law

The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17.
Rights As A Stockholder And Employee

A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time.

18.
Notification Of Disposition Of Shares

The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares of Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares of Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

19.
Legends

The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND MAY BE SUBJECT TO TRANSFER RESTRICTIONS IMPOSED PURSUANT TO THE TERMS THEREOF. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

20.
Designation Of Beneficiary

20.1. Designation Procedure

Subject to local laws and procedures, and if permitted by the Committee, a Participant may file a written designation of a beneficiary who is to receive (a) shares and cash, if any, from the Participant’s Plan account if the Participant dies subsequent to a Purchase Date but prior to delivery to the Participant of such shares and cash, or (b) cash, if any, from the Participant’s Plan account if the Participant dies prior to the exercise of the Participant’s Purchase Right. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. A Participant may change his or her beneficiary designation at any time by written notice to the Company.

20.2. Absence of Beneficiary Designation

If a Participant dies without an effective designation pursuant to Section 20.1 of a beneficiary who is living at the time of the Participant’s death, the Company shall deliver any shares or cash credited to the Participant’s Plan account to the Participant’s legal representative or as otherwise required by applicable law.

APPENDIX A

Participating Companies/Offerings

Offering A – United States

Support.com, Inc.

Offering B- Outside the United States

SDC Services Canada Inc.

Support.com India Pvt Ltd.

Appendix C
Appendix C

SUPPORT.COM, INC.

Third Amended and Restated 2010 Equity and Performance Incentive Plan

1. Purpose. The purpose of the Third Amended and Restated 2010 Equity and Performance Incentive Plan is to attract and retain directors, officers, other employees and consultants of support.com, Inc., a Delaware corporation, and its Subsidiaries and to provide to such persons incentives and rewards for superior performance. The Plan amends and restates the Second Amended and Restated 2010 Equity and Performance Incentive Plan effective upon stockholder approval on the Restatement Effective Date.

2. Definitions. As used in this Plan,

(a) “Appreciation Right” means a right granted pursuant to Section 5 or Section 9 of this Plan, and will include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

(b) “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

(c) “Board” means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 14 of this Plan, such committee (or subcommittee).

(d) “Change of Control” shall mean the occurrence of either of the following events:

(i)
A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)
Had been directors of the Company twenty-four (24) months prior to such change; or

(B)
Were elected, or nominated for election, to the Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

(ii)
Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) who, by the acquisition or aggregation of securities, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company. For purposes of this Subsection (ii), the term “person” shall not include an employee benefit plan maintained by the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f) “Common Stock” means the Common Stock, par value $0.0001 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type referred to in Section 12 of this Plan.

(g) “Company” means support.com Inc., a Delaware corporation, and its successors.

(h)  “Date of Grant” means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units or other awards contemplated by Section 10 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 10 of this Plan, will become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

(i) “Director” means a member of the Board of Directors of the Company.

(j)  “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the awards granted. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Board, need not be signed by a representative of the Company or a Participant.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(l) “Free-Standing Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is not granted in tandem with an Option Right.

(m) “Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

(n) “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend credits or other awards pursuant to this Plan. Management Objectives may be described, without limitation, in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of one or more other companies or subsidiaries, divisions, departments, regions or functions within such other companies, and may be made relative to an index or one or more of the performance objectives themselves.

If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related level or levels of achievement, in whole or in part, as the Board deems appropriate and equitable

(o) “Market Value per Share” means as of any particular date the closing sale price of a share of Common Stock during regular trading as reported on The NASDAQ Stock Market or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed; for the avoidance of doubt, this excludes pricing from “after-hours” trading, or any similar period of outside of regular stock market hours when the full stock market is open. If the Common Stock is not traded as of any given date, the Market Value per Share means the closing price for a share of Common Stock on the principal exchange on which the Common Stock is traded for the immediately preceding date on which the Common Stock is traded. If there is no regular public trading market for the Common Stock, the Market Value per Share shall be the fair market value of a share of Common Stock as determined in good faith by the Board. The Board is authorized to adopt another fair market value pricing method, provided such method is stated in the Evidence of Award, and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(p) “Non-Employee Director” means a person who is a “Non-Employee Director” of the Company within the meaning of Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act.

(q) “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(r) “Option Price” means the purchase price payable on exercise of an Option Right.

(s) “Option Right” means the right to purchase Common Stock upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

(t) “Participant” means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer, other key employee or a consultant of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and will also include each non-employee Director who receives Common Stock or an award of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units or other awards under this Plan. The term “Participant” shall also include any person who provides services to the Company or a Subsidiary that are substantially equivalent to those typically provided by an employee.

(u) “Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

(v) “Performance Share” means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

(w) “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Board.

(x) “Plan” means this Support.com, Inc. Third Amended and Restated 2010 Equity and Performance Incentive Plan, as may be amended from time to time.

(y) “Restatement Effective Date” means [June 5, 2020].

(z) “Restricted Stock” means Common Stock granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(aa) “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 or Section 9 of this Plan.

(bb) “Restricted Stock Unit” means an award made pursuant to Section 7 or Section 9 of this Plan of the right to receive Common Stock or cash at the end of a specified period.

(cc) “Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

(dd) “Subsidiary” means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

(ee) “Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is granted in tandem with an Option Right.

3. Shares Available Under the Plan.

(a) Maximum Shares Available Under Plan.

(i)
Subject to adjustment as provided in Section 12 of this Plan, the number of shares of Common Stock that may be issued or transferred (A) upon the exercise of Option Rights or Appreciation Rights, (B) in payment of Restricted Stock and released from substantial risks of forfeiture thereof, (C) in payment of Restricted Stock Units, (D) in payment of Performance Shares or Performance Units that have been earned, (E) as awards to Non-Employee Directors, (F) as awards contemplated by Section 10 of this Plan, or (G) in payment of dividend equivalents paid with respect to awards made under the Plan, will not exceed in the aggregate eight million two hundred fifty thousand (8,250,000) shares of Common Stock plus the number of shares relating to prior awards under the 2000 Omnibus Equity Incentive Plan that expire or are forfeited or cancelled after May 19, 2010, plus the increase in the number of shares available for grant resulting from the equitable adjustment for the extraordinary dividend paid on December 26, 2019 (1,655,553 shares), plus an additional two million (2,000,000) shares subject to and effective upon stockholder approval of this amendment and restatement on the Restatement Effective Date. Each share of Common Stock issued pursuant to an award of Option Rights or Appreciation Rights shall reduce the aggregate Plan limit by one share. Commencing June 1, 2013, each share of Common Stock issued pursuant to an award other than Option Rights or Appreciation Rights shall reduce the aggregate Plan limit by 1.6 shares (and if such shares are credited back to the aggregate plan limit pursuant to Section 3(a)(ii) below, shall be credited based on the same ratio). For the avoidance of doubt, such amounts do not include shares used in payment of the exercise price or shares used to satisfy tax withholding. Such Common Stock may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii)
Shares of Common Stock covered by an award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant and, therefore, the total number of shares of Common Stock available under the Plan as of a given date shall not be reduced by any Common Stock relating to prior awards that have expired or have been forfeited or cancelled, and upon payment in cash of the benefit provided by any award granted under the Plan, any shares of Common Stock that are covered by that award will be available for issue or transfer hereunder. Notwithstanding anything to the contrary contained herein: (A) if shares of Common Stock are tendered or otherwise used in payment of the Option Price of an Option Right, the total number of shares of Common Stock covered by the Option Right being exercised shall count against the aggregate plan limit described above; (B) shares of Common Stock withheld by the Company to satisfy the tax withholding obligation shall count against the aggregate plan limit described above; and (C) the number of shares of Common Stock covered by an Appreciation Right, to the extent that it is exercised and settled in Common Stock, and whether or not the shares of Common Stock are actually issued to the Participant upon exercise of the Appreciation Right, shall be considered issued or transferred pursuant to the Plan. In the event that the Company repurchases Common Stock with Option Right proceeds, those shares of Common Stock will not be added to the aggregate plan limit described above. If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Common Stock based on fair market value, such shares of Common Stock will not count against the aggregate plan limit described above.

(b) Incentive Stock Option Limit. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, and subject to adjustment as provided in Section 12 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 1,934,600 shares of Common Stock (as equitably adjusted for the extraordinary dividend paid on December 26, 2019).

(c) Limit on Non-Employee Director Compensation. The amount of cash plus the grant date fair value of all awards (as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) granted under the Plan to any Non-Employee Director as compensation for services as a Non-Employee Director during any twelve (12)-month period may not exceed $500,000.

4. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Stock. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a) Each grant will specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b) Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

(c) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Stock owned by the Optionee (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, (iii) by delivery (through a process approved by the Board) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment; (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Board.

(d) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(e) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f) Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable. A grant of Option Rights may provide for the earlier exercise of such Option Rights in the event of the retirement, death or disability of a Participant, or a Change of Control.

(g) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(i) No grant of Option Rights may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Option Rights.

(j) The exercise of an Option Right will result in the cancellation on a share- for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

(k) No Option Right will be exercisable more than ten (10) years from the Date of Grant.

(l) The Board reserves the discretion at or after the Date of Grant to provide for (i) the availability of a loan at exercise and (ii) the right to tender in satisfaction of the Option Price nonforfeitable, unrestricted shares of Common Stock, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price.

(m) Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award shall be subject to the Plan and shall contain such terms and provisions as the Board may approve.

5. Appreciation Rights.

(a) The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights;provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(i)
Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(ii)
Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

(iii)
Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv)
Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, the retirement, death or disability of a Participant, or a Change of Control.

(v)
No grant of Appreciation Rights may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Appreciation Rights.

(vi)
Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vii)
Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which Evidence of Award will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

(c) Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

(d) Regarding Free-Standing Appreciation Rights only:

(i)
Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which will be equal to or greater than the Market Value per Share on the Date of Grant;

(ii)
Successive grants of Free-Standing Appreciation Rights may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

(iii)
No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6. Restricted Stock. The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each such grant or sale will constitute an immediate transfer of the ownership of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c) Each such grant or sale will provide that the Restricted Stock covered by such grant or sale that vests upon the passage of time will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant or upon achievement of Management Objectives referred to in subparagraph (e) below.

(d) Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e) Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(f) Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock in the event of the retirement, death or disability of a Participant, or a Change of Control.

(g) Any such grant or sale of Restricted Stock shall require that all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional shares of Restricted Stock, which shall be subject to the same restrictions and risk of forfeiture as the underlying award.

(h) Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, (i) all certificates representing shares of Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares, or (ii) all shares of Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such shares of Restricted Stock.

7. Restricted Stock Units. The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a) Each such grant or sale will constitute the agreement by the Company to deliver Common Stock or cash to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may specify. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Stock Units on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c) Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock Units may provide for the earlier lapse or modification of the Restriction Period in the event of the retirement, death or disability of a Participant, or a Change of Control.

(d) During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the shares of Common Stock covered by such Restricted Stock Units and will have no right to vote them, but the Board may authorize the payment of dividend equivalents on a deferred basis, either in cash or in additional shares of Common Stock; provided, however, that any such dividend equivalents with respect to the number of shares of Common Stock covered by Restricted Stock Units shall be subject to the same conditions and restrictions (including without limitation any forfeiture conditions) as the Restricted Stock Units with respect to which such dividend equivalents attach. The value of dividend equivalents payable or distributable with respect to any unvested Restricted Stock Units that do not vest shall be forfeited.

(e) Each grant or sale of Restricted Stock Units will specify the time and manner of settlement of the Restricted Stock Units that have been earned. Settlement of vested Restricted Stock Units may be made in the form of (i) cash, (ii) shares of Common Stock or (iii) any combination of both, as determined by the Board. . Restricted Stock Units may be settled when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or settlement may be deferred to any later date, subject to compliance with Section 409A of the Code and the terms of the Evidence of Award.

(f) Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve.

8. Performance Shares and Performance Units. The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives during the Performance Period. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors.

(b) The Performance Period with respect to each Performance Share or Performance Unit will be such period of time (not less than one year), commencing with the Date of Grant as will be determined by the Board at the time of grant which may be subject to earlier lapse or other modification in the event of the retirement, death or disability of a Participant, or a Change of Control.

(c) Any grant of Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units will be earned and paid, the Board must certify that the Management Objectives have been satisfied.

(d) Each grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(e) Any grant of Performance Shares or Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

(f) The Board may provide for the payment of dividend equivalents to the holder of Performance Shares either in cash or in additional shares of Common Stock subject in all cases to payment on a contingent basis based on the Participant’s earning of the Performance Shares with respect to which such dividend equivalents attach.

(g) Each grant of Performance Shares or Performance Units will be evidenced by an Evidence of Award and will contain such other terms and provisions, consistent with this Plan, as the Board may approve.

9. Awards to Non-Employee Directors. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights, Appreciation Rights or other awards contemplated by Section 10 of this Plan and may also authorize the grant or sale of Common Stock, Restricted Stock or Restricted Stock Units to Non-Employee Directors. Each grant of an award to a Non-Employee Director will be upon such terms and conditions as approved by the Board, will not be required to be subject to any minimum vesting period, and will be evidenced by an Evidence of Award in such form as will be approved by the Board. Each grant will specify in the case of an Option Right, an Option Price per share, and in the case of a Free-Standing Appreciation Right, a Base Price per share, which will not be less than the Market Value per Share on the Date of Grant. Each Option Right and Free-Standing Appreciation Right granted under the Plan to a Non-Employee Director will expire not more than 10 years from the Date of Grant and will be subject to earlier termination as hereinafter provided. If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any award held under this Plan by such individual at the time of such commencement of employment will not be affected thereby. Non-Employee Directors, pursuant to this Section 9, may be awarded, or may be permitted to elect to receive, pursuant to procedures established by the Board, all or any portion of their annual retainer, meeting fees or other fees in Common Stock, Restricted Stock, Restricted Stock Units or other awards under the Plan in lieu of cash. Notwithstanding any provision of this Section 9 to the contrary, the provisions of this Section 9 are subject in all respects to the limitations of Section 3(c).

10. Other Awards.

(a) The Board may, subject to limitations under applicable law, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of shares of Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Board shall determine the terms and conditions of such awards. Shares of Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other awards, notes or other property, as the Board shall determine.

(b) Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 10 of this Plan.

(c) The Board may grant Common Stock as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board in a manner that complies with Section 409A of the Code.

(d) Share-based awards pursuant to this Section 10 are not required to be subject to any minimum vesting period.

11. Transferability.

(a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by the Participant except by will or the laws of descent and distribution, and in no event shall any such award granted under this Plan be transferred for value. Except as otherwise determined by the Board, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

(b) The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

12. Adjustments. The Board shall make or provide for such adjustments (including acceleration) in the numbers of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of shares of Common Stock covered by other awards granted pursuant to Section 10 hereof, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split- off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) anyother corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change of Control, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price greater than the consideration offered in connection with any such transaction or event or Change of Control, the Board may in its sole discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Board shall also make or provide for such adjustments in the numbers of shares of Common Stock specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 12;provided, however, that any adjustment or acceleration to an Option Right intended to qualify as an Incentive Stock Option, which will fail to so qualify as such after the adjustment or acceleration, will be a non-qualified Option Right.

13. Administration of the Plan.

(a) This Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to the Compensation Committee of the Board (or a subcommittee thereof), as constituted from time to time. To the extent of any such delegation, references in this Plan to the Board will be deemed to be references to such committee or subcommittee. A majority of the committee (or subcommittee) will constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the committee (or subcommittee).

(b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or other awards pursuant to Section 10 of this Plan and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Board will be liable for any such action or determination made in good faith.

(c) The Board or, to the extent of any delegation as provided in Section 13(a), the committee, may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Board, the committee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board, the committee or such person may have under the Plan. The Board or the committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Board or the committee: (i) designate employees to be recipients of awards under this Plan; (ii) determine the size of any such awards;provided, however, that (A) the Board or the committee shall not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, Director, or more than 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization sets forth the total number of shares of Common Stock such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Board or the committee, as the case may be, regarding the nature and scope of the awards granted pursuant to the authority delegated.

14. Cancellation Provisions. Any Evidence of Award may provide for the cancellation, modification or termination of an award upon such terms and conditions as may be determined from time to time by the Board.

15. Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan (including without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

16. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Without limiting the foregoing, the Board may also permit or require a Participant to satisfy all or part of the withholding obligation by having the Company withhold all or a portion of any shares of Common Stock that otherwise would be issued to the Participant or by surrendering all or a portion of any shares of Common Stock that the Participant previously acquired. The shares used for tax withholding will be valued at an amount equal to the Market Value per Share of such Common Stock on the date the benefit is to be included in Participant’s income. In no event shall the Market Value per Share of the Common Stock to be withheld and delivered pursuant to this Section 16 to satisfy applicable withholding taxes in connection with the benefit exceed the maximum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of shares of Common Stock acquired upon the exercise of Option Rights.

17. Amendments, Etc.

(a) The Board may at any time and from time to time amend the Plan in whole or in part;provided, however, that if an amendment to the Plan (i) would materially increase the benefits accruing to Participants under the Plan, (ii) would materially increase the number of securities which may be issued under the Plan, (iii) would materially modify the requirements for participation in the Plan or (iv) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of The NASDAQ Stock Market or, if the Common Stock is not traded on The NASDAQ Stock Market, the principal national securities exchange upon which the Common Stock is traded or quoted, then, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

(b) Except in connection with a corporate transaction or event described in Section 12 of this Plan, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding Option Rights or Appreciation Rights that are underwater in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without stockholder approval.

(c) If permitted by Section 409A of the Code, in case of termination of employment by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 10 subject to any vesting schedule or transfer restriction, or who holds Common Stock subject to any transfer restriction imposed pursuant to Section 11(b) of this Plan, or in the case of a Change of Control, the Board may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

(d) Subject to Section 17(b) hereof, the Board may amend the terms of any award theretofore granted under this Plan prospectively or retroactively. Subject to Section 12 above, no such amendment shall impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

18. Compliance with Section 409A of the Code.

(a)           To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. ThisPlan and any grants made hereunder shall be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)           Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its affiliates.

(c) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the tenth business day of the seventh month after such separation of service.

(d) Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

19. Governing Law. The Plan and all grants and awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

20. Effective Date/Termination. This Plan will be effective as of the Restatement Effective Date. No grants of Incentive Stock Options will be made under this Plan after the tenth anniversary of the Restatement Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

21. Miscellaneous.

(a) The Company will not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

(b) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d) No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e) Absence or leave approved by a duly constituted officer of the Company or any of its Subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder, except that no awards may be granted to an employee while he or she is absent on leave.

(f) No Participant shall have any rights as a stockholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

(g) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h) If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01. Richard Bloom 02. Brian Kelley 03. Bradley Radoff 04. Joshua Schechter

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

NOTE: In their discretion, the Proxies are authorized to vote upon any amendments or variations to the matters identified above, and any other matters that may properly come before the meeting or any postponement or adjournment thereof.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000464220_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

Proxy - SUPPORT.COM, INC.

This proxy is solicited by the Board of Directors

The undersigned hereby authorizes Richard Bloom or Olivia Mirzoyev, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Support.com, Inc. (the "Company") to be held at the offices of the Company at 1200 Crossman Ave, Suite 210, Sunnyvale, CA 94089 on June 5, 2020 at 8:00 a.m., Pacific Time, or at any postponements or adjournments thereof, and instructs said Proxy to vote as stated on the reverse side.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxy will have the authority to vote FOR the election of directors and FOR Proposals 2, 3, 4, 5 and 6, and in accordance with the discretion of the Proxy on any amendments or variations to the matters identified above and any other matters that may properly come before the Annual Meeting of Stockholderes.

0000464220_2 R1.0.1.18

Continued and to be signed on reverse side